                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09813
                                                     ---------

                                 UMB Scout Funds

                              1010 Grand Boulevard
                              Kansas City, MO 64106
                  -------------------------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
                  -------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (816) 860-7512
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2005
                                               -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)



                                UMB SCOUT FUNDS

                           ANNUAL REPORT JUNE 30, 2005

                     Stock Fund

                   Growth  Fund

                Small Cap  Fund

                Worldwide  Fund

                      Bond Fund

   Kansas Tax-Exempt Bond  Fund

              Money Market Fund

    Tax-Free  Money Market Fund

[PICTURES]

                                                     OPPORTUNITY BEYOND TOMORROW

[PICTURES]

TABLE OF CONTENTS

Economic and Market Outlook .........................................   1

Stock Fund ..........................................................   2

Growth Fund .........................................................   6

Small Cap Fund ......................................................  10

Worldwide Fund ......................................................  14

Bond Fund ...........................................................  19

Kansas Tax-Exempt Bond Fund .........................................  24

Money Market Fund ...................................................  29

Tax-Free Money Market Fund ..........................................  32

Statements of Assets and Liabilities ................................  36

Statements of Operations ............................................  38

Statements of Changes in Net Assets .................................  40

Financial Highlights ................................................  44

Notes to Financial Statements .......................................  49

Report of Independent Registered Public Accounting Firm .............  56

Expense Example .....................................................  57

Results of the Special Meetings of Shareholders .....................  58

Trustees and Officers ...............................................  66

--------
SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

                                                   UMB SCOUT FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OUTLOOK

The past year has brought many changes to the UMB Scout Funds. The Funds now are focused around core investment disciplines of large cap, small cap, international and fixed-income investing. We feel the Funds are positioned to provide shareholders with a solid foundation for their investment portfolios. The shining star among the Funds during the past year was the UMB Scout Worldwide Fund. I encourage you to read the shareholder letters provided throughout this report for additional information about each Fund.

In regard to the overall U.S. economy, the past year has seen a strong rise in the markets following the presidential election and a slowing of the U.S. economy at the start of 2005. The U.S. economic growth was reported at 3.5% during the first quarter, down from a 4% pace during the 4th quarter of last year, and we are expecting 2nd quarter GDP growth to come in around 3%. While still solid growth, we do believe some stresses are building. Among these stresses are rising employment costs, the sustainability of the housing market and the continuing concerns regarding energy and interest rates.

A good leading indication for higher core inflation has historically been unit labor costs. For the time being, labor cost acceleration has not indicated any signs of increased inflationary pressure, but it certainly bears watching. Remember, commodity price inflation tends to be supply/demand driven, and can change fairly quickly. Wage-rate pressures which drive underlying inflationary pressure can be much more sinister and harder to eliminate from an economy once in place.

Headlines regarding a possible housing market bubble seemed to be in every major business publication this past year. While not a major concern to us at the moment, risks within the residential real estate market are rising, and certainly deserve monitoring. A slowing in this area could indeed throw the economic environment into a contraction.

Along with housing, oil prices received much exposure by the news media. Crude oil climbed throughout the year, routinely surpassing $55 per barrel and exceeding $59 on occasion. Oil inventories seem to be in decent shape as we head into the summer months when gasoline usage is high. On the positive side, oil prices ended the fiscal year not driving market movement as they were in the recent past.

Low interest rates continued to help boost the overall economy. There are many positive aspects of low interest rates, one of which is the ability of companies and people to finance capital projects. One reason U.S. long-term interest rates have not increased has to do with the amount of savings pouring into our markets from overseas. This flow is not specifically tied to central-bank policies, but rather to individuals in developing nations moving their savings into the U.S. because our interest rates are higher than many other places in the world.

Thank you for your continued support of the UMB Scout Funds.

/s/ William B. Greiner
-------------------------------
William B. Greiner, CFA
Chief Investment Officer
Scout Investment Advisors, Inc.

JUNE 30, 2005                                                                  1

                                   STOCK FUND

[GRAPHIC]

OBJECTIVE:

The UMB Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

The UMB Scout Stock Fund closed the fiscal year ended June 30, 2005, at $15.33 per share. The Fund had a total return (including price change and reinvested distributions) of 1.59% for the six months and 5.67%, -0.82% and 5.33% for the one-, five- and ten-year periods ended June 30, 2005. In comparison, the Fund's benchmark, the S&P 500(R)/Barra Value Index, posted a return of 0.09% for the six months and 11.18%, 3.36% and 10.30% for the one-, five- and ten-year periods ended June 30, 2005. The S&P 500(R) Index had a return of -0.81%, 6.32%, -2.37%
and 9.94% for the six-month, one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end, please call 800-996-2862 or visit umbscoutfunds.com.

The fiscal year ended June 30, 2005, was filled with several anomalies. From interest rates to inflation to oil, the U.S. markets faced many issues affecting shareholder disposition and stock values.

Alan Greenspan and the Federal Open Market Committee, in a move to stem fears of inflation, continued to raise the Federal Funds overnight rate in front of a flattening yield curve. The ten-year Treasury is yielding approximately 4% annually, indicating to us that the fixed income markets are showing no signs of concerns about a pending inflationary trend. Several hot spots in the economy have developed. For instance, the residential real estate prices on both coasts have increased dramatically. This phenomenon has contributed to a psychological sense of rapidly increasing prices across a broad spectrum of goods and services. This price movement has not been illustrated by the seemingly stagnant Consumer Price Index, which finished the year ended June 30, 2005, at only 2.5%.

The supply of crude oil, natural gas and coal versus the demand for energy has driven energy prices parabolic. As recently as July 1, 2004, West Texas Intermediate Crude Oil was at only $38.72/barrel. As of June 2005, West Texas Intermediate Crude Oil was trading just under $60 a barrel. On an inflation-adjusted basis, oil was nominally higher during the decade of the 1970s. However, a growing gap between new oil discoveries and consumption has created a situation for which we have seen no direct historical parallel. Worldwide oil consumption continues to climb, while worldwide oil discoveries peaked in the mid-1960s. In 2004, worldwide oil consumption was approximately 30 billion barrels, while oil discoveries were only approximately six billion barrels. For instance, Chinese oil demand rose 15% in 2004 and is expected to rise another 7.2% in 2005. New energy reserves are generally not accessible to investment since these areas are controlled by foreign governments. U.S. energy inventories have built recently to five-year highs, but so far energy demand has also risen above five-year highs. The goal of the UMB Scout Stock Fund has been to invest in energy companies that have a proven track record of being able to consistently grow oil and gas production.

2                                                  UMB SCOUT FUNDS ANNUAL REPORT

During the fiscal year, the UMB Scout Stock Fund's relative performance resulted from overweighting several sectors, primarily Energy and Consumer Staples. The large price increase in energy equities continued to drive the sector from 2004 into calendar year 2005. The Fund worked to mitigate price volatility and improve return by rotating assets from the Energy and Materials sectors to Information Technology, Finance and Consumer Discretionary sectors. The Materials, Industrials and Consumer Staples sectors placed a drag on the Fund's overall performance during the fiscal year. While our sector weightings, for the most part, were in line with the benchmark, the individual securities within those sectors have not performed as expected. Specifically, the Industrials sector provided the largest drag on performance for the Fund. Overall, the Fund has continued to use well-defined data screens with regard to stock selection. Several of the top performance contributors for the fiscal year were Conoco Phillips, Apache, Valero, UnitedHealth Group, Target and Texas Instruments.(1)

The Fund continues to seek equities representing exceptional value and appreciation over the long term. Thank you for your continued support of the UMB Scout Funds.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

10-YEAR PLOT POINTS FOR FUND FACT SHEETS

               Quarterly           $$            Quarterly           $$      Quarter Lipper       $$        Quarterly       $$
   Date       Stock Return      Stock Fund        S&P 500          S&P 500     LCG Return       Lipper        S&P BV      S&P 500
   ----       ------------      ----------        -------          -------     ----------       ------        ------      -------
 6/30/1995       5.776%           10,000          9.547%           10,000        8.706%         10,000        8.706%      10,000
 9/30/1995       2.445%           10,245          7.946%           10,795        7.515%         10,752        7.957%      10,796
12/31/1995       3.103%           10,562          6.021%           11,445        5.172%         11,308        6.474%      11,495
 3/31/1996       3.672%           10,950          5.368%           12,059        5.360%         11,914        6.394%      12,230
 6/30/1996       1.889%           11,157          4.488%           12,600        3.297%         12,307        2.045%      12,480
 9/30/1996      -0.060%           11,150          3.091%           12,990        3.408%         12,726        2.641%      12,809
12/31/1996       4.827%           11,689          8.346%           14,074        7.582%         13,691        9.491%      14,025
 3/31/1997       0.177%           11,709          2.681%           14,451        1.845%         13,943        1.763%      14,272
 6/30/1997      10.765%           12,970         17.458%           16,974       15.073%         16,045       14.469%      16,337
 9/30/1997       7.747%           13,975          7.491%           18,245        8.208%         17,362        9.165%      17,835
12/31/1997       1.229%           14,146          2.871%           18,769        1.303%         17,588        2.217%      18,230
 3/31/1998       8.574%           15,359         13.949%           21,387       11.468%         19,605       11.553%      20,336
 6/30/1998      -2.545%           14,968          3.302%           22,093        1.160%         19,833        0.518%      20,441
 9/30/1998      -8.202%           13,741         -9.948%           19,896      -11.062%         17,639      -12.915%      17,801
12/31/1998      10.792%           15,224         21.296%           24,133       17.900%         20,796       17.434%      20,905
 3/31/1999      -1.485%           14,997          4.983%           25,335        2.352%         21,285        2.849%      21,501
 6/30/1999      13.696%           17,052          7.049%           27,121        8.669%         23,130       10.800%      23,823
 9/30/1999      -6.673%           15,914         -6.244%           25,428       -8.138%         21,248       -9.227%      21,625
12/31/1999       8.392%           17,249         14.880%           29,211        8.427%         23,039        8.972%      23,565
 3/31/2000       5.126%           18,133          2.294%           29,881        0.141%         23,071        0.233%      23,620
 6/30/2000      -3.443%           17,509         -2.657%           29,087       -2.129%         22,580       -4.295%      22,605
 9/30/2000       2.108%           17,878         -0.968%           28,806        3.650%         23,404        8.814%      24,598
12/31/2000      -3.374%           17,275         -7.825%           26,552        0.364%         23,489        1.628%      24,998
 3/31/2001      -8.650%           15,781        -11.855%           23,404       -7.763%         21,666       -6.527%      23,367
 6/30/2001       0.908%           15,924          5.852%           24,774        4.451%         22,630        4.406%      24,396
 9/30/2001      -9.567%           14,400        -14.677%           21,138      -12.713%         19,753      -16.204%      20,443
12/31/2001       9.653%           15,791         10.685%           23,396        8.719%         21,475        7.962%      22,071
 3/31/2002       1.452%           16,020          0.276%           23,461        1.915%         21,887        1.324%      22,363
 6/30/2002     -10.701%           14,306        -13.398%           20,317      -10.817%         19,519      -10.645%      19,983
 9/30/2002     -16.129%           11,998        -17.276%           16,807      -18.660%         15,877      -20.458%      15,894
12/31/2002       5.602%           12,670          8.438%           18,226        8.640%         17,249        9.901%      17,468
 3/31/2003      -2.822%           12,313         -3.150%           17,652       -4.878%         16,407       -5.508%      16,506
 6/30/2003      14.246%           14,067         15.388%           20,368       16.437%         19,104       18.837%      19,615
 9/30/2003       3.010%           14,490          2.653%           20,908        1.948%         19,476        2.542%      20,114
12/31/2003       8.451%           15,715         12.176%           23,454       13.367%         22,080       14.455%      23,021
 3/31/2004       1.280%           15,916          1.693%           23,851        2.416%         22,613        3.347%      23,792
 6/30/2004      -0.069%           15,905          1.721%           24,261        1.051%         22,851        0.796%      23,981
 9/30/2004      -2.676%           15,479         -1.867%           23,808       -0.538%         22,728        1.041%      24,231
12/31/2004       6.876%           16,544          9.230%           26,006        8.802%         24,728        9.931%      26,637
 3/31/2005      -0.066%           16,533         -2.148%           25,447       -0.826%         24,524       -2.430%      25,990
 6/30/2005       1.653%           16,806          1.369%           25,796        1.330%         24,850        2.583%      26,661

10 - Year Avg Annual check          5.33%                            9.94%                        9.53%                    10.30%
                                    5.33                             9.94                         9.53                     10.30


(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Stock Fund, S&P 5OO(R) Index, Lipper Large-Cap Value Funds Index and S&P 5OO(R)/Barra Value Index assume dividends were reinvested for the entire period.

      The S&P 5OO(R)/Barra Value Index is replacing the S&P 500(R) Index as the Fund's benchmark. With the change in investment strategy, the Advisor believes the composition of the S&P 5OO(R)/ Barra Value Index will better reflect the Fund's holdings. The S&P 5OO(R) Index may be excluded from this comparison in the future.

      For illustrative purposes only; may not represent your returns.

JUNE 30, 2005                                                                  3

FUND DIVERSIFICATION
UMB SCOUT STOCK FUND [UMBSX]

[PIE CHART]

Finance ...........................      31%
Health Care .......................      10%
Information Technology ............      10%
Consumer Discretionary ............       9%
Industrials ......................        8%
Consumer Staples .................        8%
Energy ...........................        8%
Telecom Services .................        7%
Utilities ........................        5%
Materials ........................        5%

Based on total investments as of June 30, 2OO5. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT STOCK FUND [UMBSX]
as of June 30, 2005

                                                    1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                    ------  -------  -------   --------
UMB Scout Stock Fund .............................   5.67%    5.52%   -0.82%     5.33%
S&P 500(R) Index(1) ..............................   6.32%    8.28%   -2.37%     9.94%
S&P 500(R) /Barra Value Index(1) .................  11.18%   10.09%    3.36%    10.30%
Lipper Large-Cap Value Funds Index(1) ............   8.75%    8.38%    1.93%     9.53%

      Returns for periods greater than one year are compounded average annual rates or return.

      The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower.

      The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT STOCK FUND [UMBSX]

                                                MARKET VALUE   PERCENT
                                                  (000'S)      OF TOTAL
                                                ------------   --------
Merrill Lynch & Co., Inc. ....................    $ 2,651         2.9%
Occidental Petroleum Corp. ...................      2,623         2 8%
UnitedHealth Group, Inc. .....................      2,555         2 7%
ConocoPhillips ...............................      2,518         2 7%
Entergy Corp. ................................      2,486         2.7%
Texas Instruments, Inc. ......................      2,436         2.6%
The Chubb Corp. ..............................      2,354         2.5%
Allstate Corp. ...............................      2,318         2.5%
Procter & Gamble Co. .........................      2,274         2.4%
State Street Corp. ...........................      2,200         2.4%
                                                  -------        ----
TOTAL ........................................    $24,415        26.2%
                                                  -------        ----

Based on total investments as of June 30, 2005. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT STOCK FUND [UMBSX)

                                 INCOME &                  CUMULATIVE(2)
                        NET     SHORT-TERM    LONG-TERM      VALUE PER
                       ASSET      GAINS          GAINS       SHARE PLUS
                       VALUE   DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS
                       ------  ------------  ------------  -------------
12/31/01 ............  $15.15     $ 0.14        $ 0.35        $38.14
12/31/02 ............   12.05       0.12             -         35.15
12/31/03 ............   14.84       0.10             -         38.04
12/31/04 ............   15.17       0.11          0.33         38.81
06/30/05(3) .........   15.33       0.08             -         39.05

(2)   Does not assume any compounding of reinvested distributions.

(3)   Six months only. Distributions typically occur in June and December.

      Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

4                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

STOCK FUND

NUMBER OF
 SHARES                                                       VALUE
------------------                                         ------------
COMMON STOCKS -- 100.3%
CONSUMER DISCRETIONARY -- 8.5%
   18,000       J.C Penney Co., Inc. ....................  $    946,440
   61,600       McDonald's Corp. ........................     1,709,400
   76 800       Staples Inc. ............................     1,637,376
   33 400       Target Corp. ............................     1,817,294
   37,200       TJX Companies, Inc. .....................       905,820
   35 000       Walt Disney Co ..........................       881,300
                                                           ------------
                                                              7,897,630
                                                           ============
CONSUMER STAPLES -- 8.5%
   40,000       J.M. Smucker Co. ........................     1,877,600
   30,300       Kimberly-Clark Corp. ....................     1,896,477
   33,400       PepsiCo, Inc. ...........................     1,801,262
   43,100       Procter & Gamble Co. ....................     2,273,525
                                                           ------------
                                                              7,848,864
                                                           ============
ENERGY -- 7.6%
   15,200       Apache Corp. ............................       981,920
   43,800       ConocoPhillips ..........................     2,518,062
   31,700       Duke Energy Corp. .......................       942,441
   34,100       Occidental Petroleum Corp. ..............     2,623,313
                                                           ------------
                                                              7,065,736
                                                           ============
FINANCE -- 31.2%
   38 800       Allstate Corp. ..........................     2,318,300
   28,900       American Express Co. ....................     1,538,347
   28,200       American International
                  Group, Inc. ...........................     1,638,420
   43,000       Bank of America Corp. ...................     1,961,230
   43,400       Cullen/Frost Bankers, Inc. ..............     2,068,010
   27,500       Chubb Corp. .............................     2,354,275
   21,700       Hartford Financial Services
                  Group, Inc. ...........................     1,622,726
   60,000       Highwoods Properties, Inc. ..............     1,785,600
   42,700       Lincoln National Corp. ..................     2,003,484
   48,200       Merrill Lynch & Co., Inc. ...............     2,651,482
   45,600       State Street Corp. ......................     2,200,200
   26,000       Sun Trust Banks, Inc. ...................     1,878,240
   19,248       TD Banknorth, Inc. ......................       573,590
    9,226       Toronto-Dominion Bank ...................       411,572
   66,200       U.S. Bancorp ............................     1,933,040
   32,500       Wells Fargo & Co. .......................     2,001,350
                                                           ------------
                                                             28,939,866
                                                           ============
HEALTH CARE -- 9.9%
   12,000       Aetna, Inc. .............................       993,840
   28,000       Johnson & Johnson .......................     1,820,000
   70,800       Pfizer, Inc. ............................     1,952,664
   45,000       Sanofi-Aventis ADR ......................     1,844,550
   49,000       UnitedHealth Group, Inc. ................     2,554,860
                                                           ------------
                                                              9,165,914
                                                           ============

INDUSTRIALS -- 8.0%
   13,300       3M Co. ..................................       961,590
   19,000       Burlington Northern
                  Santa Fe Corp. ........................       894,520
   10,000       Caterpillar, Inc. .......................       953,100
   32,900       Emerson Electric Co. ....................     2,060,527

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                              VALUE
------------------                                         ------------
INDUSTRIALS (Continued)
   11,000       FedEx Corp. .............................  $    891,110
   14,900       General Dynamics Corp. ..................     1,632,146
                                                           ------------
                                                              7,392,993
                                                           ============
INFORMATION TECHNOLOGY -- 10.2%
  114,000       Flextronics International Ltd.* .........     1,505,940
   65,000       Hewlett - Packard Co. ...................     1,528,150
   81,800       Intel Corp. .............................     2,131,708
   12,000       L-3 Communications
                  Holdings, Inc. ........................       918,960
   86,800       Texas Instruments, Inc. .................     2,436,476
   70,000       Xerox Corp. .............................       965,300
                                                           ------------
                                                              9,486,534
                                                           ============
MATERIALS -- 4.5%
   18,200       Air Products and
                  Chemicals, Inc. .......................     1,097 460
   18,300       Alcoa, Inc. .............................       478,179
   37,800       Peabody Energy Corp. ....................     1,967,112
   10,400       Weyerhaeuser Co. ........................       661,960
                                                           ------------
                                                              4,204,711
                                                           ============
TELECOMMUNICATION SERVICES -- 7.2%
   17,400       ALLTEL Corp. ............................     1,083,672
   60,000       Harris Corp. ............................     1,872,600
   55,000       Motorola, Inc. ..........................     1,004,300
   68,200       SBC Communications, Inc. ................     1,619,750
   43,400       Sprint Corp. ............................     1,088,906
                                                           ------------
                                                              6,669,228
                                                           ============
UTILITIES -- 4.7%
   17,700       Ameren Corp. ............................       978,810
   12,500       Dominion Resources, Inc. ................       917,375
   32,900       Entergy Corp. ...........................     2,485,595
                                                           ------------
                                                              4,381,780
                                                           ============
TOTAL COMMON STOCKS
[Cost $82,366,817) -- 100.3% ............................    93,053,256
                                                           ============
U.S. GOVERNMENT AGENCIES
[Cost $223,000] -- 0.2%
                Federal Home Loan Bank
$ 223,000         2.50%, 07/01/05 .......................       223,000
                                                           ============

TOTAL INVESTMENTS
[Cost $82,589,817) -- 100.5% ............................    93,276,256

Liabilities less other assets -- (0.5)% .................      (510,642)
                                                           ------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $15.33 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  6,052,741 shares outstanding)                            $ 92,765,614
                                                           ============

ADR-American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                  5

                                  GROWTH FUND

[GRAPHIC]

OBJECTIVE:

The UMB Scout Growth Fund* seeks long-term growth of capital by investing in common stocks of companies believed to have favorable growth potential and financial characteristics, combined with an attractive or undervalued stock price.

The UMB Scout Growth Fund provided a return (including price change and reinvested distributions) of -1.38%, -2.31% and -2.37% for the one-, five-year and since the Fund's inception for the period ended June 30, 2005, compared to its benchmark, the S&P 500(R)/Barra Growth Index, which provided a return of 1.54%, -7.87% and -3.21% for the one-, five-year and since the Fund's inception for the period ended June 30, 2005. Over the same time period, the S&P 500(R) Index provided a return of 6.32%, -2.37% and -2.25% for the one-, five-year and since the Fund's inception for the period ended June 30, 2005. The UMB Scout Growth Fund ended June 30, 2005 at $8.25 per share. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end, please call 800-996-2862 or visit umbscoutfunds.com.

Throughout the 2005 fiscal year, the Fund was positioned to take advantage of continued strong U.S. economic growth following the downturn experienced in 2001. This led to overweight positions in the sectors that perform better during times of recovery.

For instance, the Energy sector benefited from an increased demand for oil globally and was the strongest sector for the fiscal year, providing a significant contribution to the Fund's overall return. In addition, the Fund's overweight position in the Consumer Discretionary sector contributed greatly to the Fund's overall return, highlighted by Target, which was a strong contributor throughout the year.(1)

The overall drag on the Fund's performance was primarily due to stock selection in the Consumer Staples sector. While many of our selections performed well during the quarter, they did not match the performance of the overall sector. In addition, our holdings in AIG pulled down our overall contribution from the Finance sector.(1)

* Prior to April 1, 2005, the Fund was known as the UMB Scout Stock Select Fund and was managed in accordance with a different investment objective and strategy.

6                                                  UMB SCOUT FUNDS ANNUAL REPORT

      All in all, the Fund continued to seek securities that have the potential to provide stock appreciation over the long term. We appreciate your continued support of the UMB Scout Growth Fund.

      WILLIAM B. GREINER, CFA
      Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

UMB SCOUT GROWTH FUND
Plot Points for Growth of $10,000

                Growth        S&P 500    Lipper Large Cap      S&P Barra
                 Fund          Index       Growth Index      Growth Index
                 ----          -----       ------------      ------------
 5/31/1999       9,850         9,736          9,669             9,709
 6/30/1999      10,080        10,276         10,341            10,403
 9/30/1999       9,460         9,635          9,917            10,040
12/31/1999      10,176        11,068         12,449            12,022
 3/31/2000      10,076        11,322         13,461            12,516
 6/30/2000       9,703        11,021         12,478            12,333
 9/30/2000       9,672        10,915         12,270            11,249
12/31/2000       9,343        10,061          9,999             9,368
 3/31/2001       8,620         8,868          7,794             7,736
 6/30/2001       8,753         9,387          8,318             8,333
 9/30/2001       7,781         8,009          6,665             7,233
12/31/2001       8,658         8,865          7,613             8,175
 3/31/2002       8,782         8,889          7,420             8,110
 6/30/2002       7,825         7,698          6,246             6,792
 9/30/2002       6,631         6,368          5,245             5,832
12/31/2002       6,941         6,906          5,473             6,247
 3/31/2003       6,723         6,688          5,388             6,195
 6/30/2003       7,741         7,718          6,116             6,949
 9/30/2003       7,980         7,922          6,311             7,141
12/31/2003       8,675         8,887          6,948             7,850
 3/31/2004       8,748         9,038          7,033             7,852
 6/30/2004       8,754         9,193          7,099             8,063
 9/30/2004       8,472         9,022          6,788             7,678
12/31/2004       9,035         9,854          7,466             8,331
 3/31/2005       8,670         9,643          7,124             8,176
 6/30/2005       8,633         9,775          7,371             8,187

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Growth Fund, S&P 500(R) Index, Lipper Large-Cap Growth Funds Index and S&P 500(R)/Barra Growth Index assume dividends were reinvested for the entire period.

      The S&P 500(R)/Barra Growth Index is replacing the S&P 500(R) Index as the Fund's benchmark. With the change in investment strategy, the Advisor believes the composition of the S&P 500(R)/ Barra Growth Index will better reflect the Fund's holdings. The S&P 500(R) Index may be excluded from this comparison in the future.

      For illustrative purposes only; may not represent your returns.

JUNE 30, 2005                                                                  7

FUND DIVERSIFICATION
UMB SCOUT GROWTH FUND (UMBOX)

[PIE CHART]

Information Technology .......................  20%
Health Care ..................................  19%
Industrials ..................................  16%
Consumer Staples .............................  14%
Consumer Discretionary .......................  13%
Energy .......................................   9%
Finance ......................................   2%
Materials ....................................   2%

Based on total investments as of June 3O, 2OO5. Subject to change.

      COMPARATIVE RATES OF RETURN
      UMB SCOUT GROWTH FUND [UMBOX]
      as of June 30, 2005

                                                                               SINCE
                                                   1 YEAR  3 YEARS  5 YEARS  INCEPTION
                                                   ------  -------  -------  ---------
UMB SCOUT GROWTH FUND ...........................  -1.38%   3.33%    -2.31%   -13.67%
S&P 500(R) Index(1) .............................   6 32%   8 28%    -2 37%    -2 25%
S&P 500(R)/Barra Growth Index(1) ................   1.54%   6.43%    -7.87%   -18.13%
Lipper Large-Cap Growth Funds Index(1) ..........   3.82%   5.68%    -9.99%   -26.29%

      Inception - May 17, 1999.

      Returns for periods greater than one year are compounded average annual rates of return.

      The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for the periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been higher.

      The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      Prior to April 1, 2005, the Fund was known as the UMB Scout Stock Select Fund and was managed in accordance with a different investment objective and strategy.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      TOP TEN EQUITY HOLDINGS
      UMB SCOUT GROWTH FUND [UMBOX]

                                                     MARKET       PERCENT
                                                  VALUE (000's)  OF TOTAL
                                                  -------------  --------
General Electric Co. ...........................     $  891        4.0%
Applied Materials, Inc. ........................        823        3.7%
Walgreen Co. ...................................        814        3.6%
Exxon Mobil Corp................................        799        3 6%
Target Corp. ...................................        789        3.5%
Microsoft Corp..................................        738        3.3%
J.M. Smucker Co.................................        737        3.3%
Wm. Wrigley jr. Co. ............................        723        3.2%
Johnson & Johnson ..............................        719        3.2%
Dell, Inc.......................................        684        3.1%
                                                     ------       ----
TOTAL ..........................................     $7,717       34.5%
                                                     ------       ----

      Based on total investments as of June 30, 2OO5. Subject to change.

      HISTORICAL PER-SHARE RECORD
      UMB SCOUT STOCK SELECT FUND [UMBOX]

                                          INCOME &                  CUMULATIVE(2)
                                 NET     SHORT-TERM    LONG-TERM      VALUE PER
                                 ASSET     GAINS          GAINS      SHARE PLUS
                                 VALUE  DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS
                                 -----  ------------  ------------  -------------
12/31/01 ......................  $8.43     $ 0.07         $  --        $ 8.67
12/31/02 ......................   6.71       0.05            --          7.00
12/31/03 ......................   8.34       0.04            --          8.68
12/31/04 ......................   8.65       0.04            --          9.03
06/30/05(3) ...................   8.25       0.01            --          8.64

(2)   Does not assume any compounding of reinvested distributions.

(3)   Six months only. Distributions typically occur in June and December.

      Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

8                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

GROWTH FUND

NUMBER OF
 SHARES                                                       VALUE
-----------------                                          ------------
COMMON STOCKS -- 94.9%
CONSUMER DISCRETIONARY --  12.6%
    10,500      Carnival Corp. ..........................  $    572,775
     7,700      The Cheesecake Factory* .................       267,421
    10,500      Starbucks Corp.* ........................       542,430
    14,500      Target Corp. ............................       788,945
    16,300      Williams-Sonoma, Inc.* ..................       644,991
                                                           ------------
                                                              2,816,562
                                                           ============

CONSUMER STAPLES -- 14.0%
    11,000      Estee Lauder Companies ..................       430,430
    15,700      J.M. Smucker Co. ........................       736,958
     7,800      PepsiCo, Inc. ...........................       420,654
    17,700      Walgreen Co. ............................       814,023
    10,500      Wm. Wrigley Jr. Co. .....................       722,820
                                                           ------------
                                                              3,124,885
                                                           ============

ENERGY -- 8.8%
    13,900      Exxon Mobil Corp. .......................       798,833
     8,800      Noble Corp. .............................       541,288
     8,000      Occidental Petroleum Corp. ..............       615,440
                                                           ------------
                                                              1,955,561
                                                           ============

FINANCE -- 2.3%
    11,400      Northern Trust Corp. ....................       519,726
                                                           ============

HEALTH CARE -- 18.8%
    10,600      Abbott Laboratories .....................       519,506
    10,700      Amgen, Inc.* ............................       646,922
     6,800      C.R. Bard, Inc. .........................       452,268
    11,060      Johnson & Johnson .......................       718,900
    12,700      Medtronic, Inc. .........................       657,733
    11,000      Patterson Companies, Inc.*...............       495,880
     9,300      Pfizer, Inc. ............................       256,494
     8,800      UnitedHealth Group, Inc. ................       458,832
                                                           ------------
                                                              4,206,535
                                                           ============

INDUSTRIALS -- 15.8%
     4,300      Caterpillar, Inc. .......................       409,833
     8,300      Danaher Corp. ...........................       434,422
     4,500      FedEx Corp. .............................       364,545
    35,300      Flextronics International Ltd.* .........       466,313
     3,500      General Dynamics Corp. ..................       383,390
    25,700      General Electric Co. ....................       890,505
     7,400      L-3  Communications
                  Holdings, Inc. ........................       566,692
                                                           ------------
                                                              3,515,700
                                                           ============

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                              VALUE
------------------                                         ------------
INFORMATION TECHNOLOGY -- 20.2%
    17,200      Adobe Systems, Inc. .....................  $    492,264
    25,800      Altera Corp.* ...........................       511,356
    50,850      Applied Materials, Inc. .................       822,753
    26,000      Cisco Systems, Inc.* ....................       496,860
    17,300      Dell, Inc. * ............................       683,523
    20,500      Intel Corp. .............................       534,230
    13,000      Nokia Corp. .............................       216,320
    29,700      Microsoft Corp. .........................       737,748
                                                           ------------
                                                              4,495,054
                                                           ============

MATERIALS -- 2.4%
     8,900      Air Products and
                  Chemicals, Inc. .......................       536,670
                                                           ============

TOTAL COMMON STOCKS
[COST $19,708,430] -- 94.9% .............................    21,170,693
                                                           ============

U.S. GOVERNMENT AGENCIES
[COST $1,189,000] -- 5.3%
                Federal Home Loan Bank
$1,189,000        2.50%, 07/01/05 .......................     1,189,000
                                                           ============

TOTAL INVESTMENTS
[COST $20,897,430) -- 100.2% ............................    22,359,693

Liabilities less other assets -- (0.2)% .................       (54,563)
                                                           ------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $8.25 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  2,703,792 shares outstanding) .........................  $ 22,305,130
                                                           ============

*Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                  9

                                 SMALL CAP FUND

[GRAPHIC]

OBJECTIVE:

The UMB Scout Small Cap Fund seeks long-term growth of capital by investing in smaller companies located anywhere in the United States.

The UMB Scout Small Cap Fund provided a return (including price change and reinvested distributions) of 7.34%, 15.57% and 11.57% for the one-, five- and ten-year periods ended June 30, 2005. The Russell 2000(R) Index provided a return of 9.45%, 5.71% and 9.90% for the one-, five- and ten-year periods ended June 30, 2005. The UMB Scout Small Cap Fund ended June 30, 2005, at $15.36 per share. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end, please call 800-996-2862 or visit umbscoutfunds.com.

The UMB Scout Small Cap Fund ended the fiscal year in transition into the sectors we believe have the potential to perform well over the next major investment cycle. At the end of the year, the Fund was heavily weighted in Information Technology followed by Industrials, Consumer Discretionary and Health Care. We exited the highly revered Energy sector completely. While our performance did benefit from a number of different holdings in the Energy sector throughout the year, optimism now runs too high for the group in our opinion.

During the past year, the Fund benefited most from its holdings in the Materials and Industrials sectors. Both sectors were solid during the past year, outperforming the benchmark. The Fund held an underweight position in the Materials sector, but our individual holdings outpaced the sector. As for Industrials, the Fund took an overweight position and as with the Materials sector, benefited from selecting securities that outpaced the sector as a whole.

Several factors placed a drag on the Fund's performance relative to the Russell 2000(R) Index for the one-year period ended June 30, 2005. As the Fund's fiscal year ended, investors continued to favor the well-known "dividend payers" including Consumer Staples, Utilities and Finance as well as the ever popular Energy sector. The Fund was at a disadvantage, as few investments were held in these areas. Many of the companies in these sectors did not meet our investment criteria due to their highly leveraged balance sheets. Moreover, the Energy and Utility sectors had become over-extended in our opinion making investments in these sectors risky. Furthermore, several of the Fund's holdings in the Consumer Discretionary and Health Care sectors did not perform as anticipated, although these groups performed well for our benchmark the Russell 2000(R) Index.(1)

We are hopeful that the new investments made in the Fund during the year will benefit investors over the long term. We feel that these companies are cash flow generators and have solid balance sheets. In most cases, earnings estimates are steadily ratcheting upwards. Further, investor interest in the Information Technology sector is

10                                                 UMB SCOUT FUNDS ANNUAL REPORT
      near its low. As a contrarian investor, we find this indicator very appealing. Industrials, Consumer Discretionary and Health Care are other sectors that we will focus on going into the next fiscal year. Due to the limited focus of this Fund, the UMB Scout Small Cap Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.(1)

      The indicators we use to build our outlook on the stock market are mixed. Stock valuations are compelling relative to interest rates. However, after the recent rally in the stock market, investor sentiment has climbed. From a contrarian's view, this reading leads to caution from an investment perspective. Additionally, the rate of growth in the money supply has stabilized after a slide over the past year. Acceleration in this indicator is necessary to support a sustainable rally in the stock market.

      On behalf of the entire team, I thank you for your continued support and investment in the UMB Scout Small Cap Fund.

      DAVID R. BAGBY, CFA
      Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter

10-YEAR PLOT POINTS FOR FUND FACT SHEETS

                     Quarterly             $$                Quarterly            $$             Quarter Lipper         $$
   Date          Small Cap Return      Small Cap          Russell Return       Russell            Small Core          Lipper
   ----          ----------------      ---------          --------------       -------            ----------          ------
 6/30/1995             5.677%           10,000                9.375%           10,000               7.014%           10,000
 9/30/1995             6.067%           10,607                9.876%           10,988              10.903%           11,090
12/31/1995             1.192%           10,733                2.168%           11,226               2.689%           11,389
 3/31/1996             4.451%           11,211                5.103%           11,799               6.913%           12,176
 6/30/1996             3.049%           11,553                5.002%           12,389               6.649%           12,985
 9/30/1996             0.674%           11,631                0.338%           12,431               0.621%           13,066
12/31/1996             3.862%           12,080                5.212%           13,079               3.478%           13,520
 3/31/1997             0.575%           12,149               -5.171%           12,402              -5.467%           12,781
 6/30/1997             9.661%           13,323               16.210%           14,413              16.954%           14,948
 9/30/1997            12.400%           14,975               14.883%           16,558              16.762%           17,454
12/31/1997            -0.763%           14,861               -3.349%           16,003              -5.314%           16,526
 3/31/1998             6.644%           15,848               10.059%           17,613              10.885%           18,325
 6/30/1998            -3.815%           15,243               -4.662%           16,792              -4.622%           17,478
 9/30/1998           -13.605%           13,170              -20.146%           13,409             -21.998%           13,633
12/31/1998             8.685%           14,313               16.309%           15,596              16.813%           15,926
 3/31/1999            -6.310%           13,410               -5.425%           14,750              -8.443%           14,581
 6/30/1999            18.214%           15,853               15.552%           17,044              15.260%           16,806
 9/30/1999            -7.024%           14,739               -6.323%           15,966              -4.267%           16,089
12/31/1999            -1.663%           14,494               18.445%           18,911              18.955%           19,139
 3/31/2000             2.229%           14,817                7.084%           20,251              10.316%           21,113
 6/30/2000            -2.176%           14,495               -3.780%           19,485              -1.599%           20,775
 9/30/2000            12.525%           16,310                1.106%           19,701               2.812%           21,360
12/31/2000             8.257%           17,657               -6.908%           18,340              -4.184%           20,466
 3/31/2001             1.639%           17,946               -6.505%           17,147              -7.604%           18,910
 6/30/2001             8.045%           19,390               14.288%           19,597              15.362%           21,815
 9/30/2001            -7.600%           17,916              -20.789%           15,523             -17.491%           17,999
12/31/2001             9.754%           19,664               21.086%           18,796              21.809%           21,924
 3/31/2002             3.122%           20,278                3.984%           19,545               3.566%           22,706
 6/30/2002            -3.733%           19,521               -8.352%           17,912              -8.674%           20,737
 9/30/2002           -14.736%           16,644              -21.400%           14,079             -19.283%           16,738
12/31/2002             4.364%           17,371                6.158%           14,946               5.794%           17,708
 3/31/2003             2.424%           17,792               -4.492%           14,275              -5.161%           16,794
 6/30/2003            12.037%           19,933               23.425%           17,618              20.556%           20,246
 9/30/2003             4.224%           20,775                9.078%           19,218               7.303%           21,725
12/31/2003            15.523%           24,000               14.522%           22,009              14.850%           24,951
 3/31/2004             5.144%           25,235                6.261%           23,387               6.102%           26,473
 6/30/2004            10.304%           27,835                0.472%           23,497               1.562%           26,887
 9/30/2004            -4.234%           26,657               -2.857%           22,826              -1.428%           26,503
12/31/2004            12.302%           29,936               14.093%           26,043              11.437%           29,534
 3/31/2005            -0.910%           29,664               -5.400%           24,636              -3.133%           28,608
 6/30/2005             0.721%           29,878                4.318%           25,700               3.067%           29,486

10 - Year Avg Annual check               11.57%                                  9.90%                                11.42%
                                         11.57                                   9.90                                 11.42

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Small Cap Fund, Russell 2000(R) Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

      For illustrative purposes only; may not represent your returns.

JUNE 30, 2005                                                                 11

FUND DIVERSIFICATION
UMB SCOUT SMALL CAP FUND [UMBHX]

[PIE CHART]

Information Technology ..........................   36%
Industrials .....................................   21%
Consumer Discretionary ..........................   12%
Health Care .....................................   12%
Miscellaneous ...................................    3%
Materials .......................................    1%

      Based on total investments as of June 30, 2OO5. Subject to change.

      COMPARATIVE RATES OF RETURN
      UMB SCOUT SMALL CAP FUND [UMBHX]
      as of June 30, 2005

                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                 ------  -------  -------  --------
UMB SCOUT SMALL CAP FUND ....................     7.34%   15.24%   15.57%   11.57%
Russell 2000(R) Index(1) ....................     9.45%   12.81%    5.71%    9.90%
Lipper Small-Cap Core Funds Index(1).........     9.67%   12.45%    7.25%   11.42%

      Returns for periods greater than one year are compounded average annual rates of return.

      The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for the periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been lower.

      A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout Small Cap Fund. Please see the prospectus for more information about the fee and which accounts it applies to.

      The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      TOP TEN EQUITY HOLDINGS
      UMB SCOUT SMALL CAP FUND [UMBHX]

                                                          MARKET  PERCENT
                                                          VALUE      OF
                                                         (000's)   TOTAL
                                                         -------  -------
MICROS Systems, Inc. ..................................  $10,740    3.2%
SS&C Technologies, Inc. ...............................   10,138    3.1%
iShares Russell 2000 Growth ...........................    9,725    2.9%
DJ Orthopedics, Inc. ..................................    8,778    2.7%
LabOne, Inc. ..........................................    8,758    2.6%
Hutchinson Technology, Inc. ...........................    8,626    2.6%
Microsemi Corp. .......................................    8,404    2.5%
J2 Global Communications, Inc. ........................    8,093    2.4%
Arbitron, Inc. ........................................    7,937    2.4%
ANSYS, Inc. ...........................................    7,812    2.4%
                                                         -------   ----
TOTAL .................................................  $89,011   26.8%
                                                         -------   ----

      Based on total investments as of June 30, 2005. Subject to change.

      HISTORICAL PER-SHARE RECORD
      UMB SCOUT SMALL CAP FUND [UMBHX]

                                          INCOME &                  CUMULATIVE(2)
                                  NET    SHORT-TERM    LONG-TERM      VALUE PER
                                 ASSET     GAINS          GAINS      SHARE PLUS
                                 VALUE  DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS
                                 -----  ------------  ------------  -------------

12/31/01(3).................    $10.89     $0.89         $ 1.07         $ 21.22
12/31/02 ...................      9.49      0.03           0.11           19.95
12/31/03 ...................     12.83         -           0.28           23.57
12/31/04 ...................     15.39      0.09           0.51           26.73
06/30/05(4).................     15.36         -              -           26.70

(2)   Does not assume any compounding of reinvested distributions.

(3)   The Fund's objective was modified in 2001.

(4)   Six months only. Distributions typically occur in June and December.

      Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

12                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

SMALL CAP FUND

NUMBER OF
 SHARES                                                           VALUE
----------------                                              -------------
COMMON STOCKS -- 84.9%
AEROSPACE & DEFENSE -- 9.5%
    135,000     Curtiss-Wright Corp. .......................  $   7,283,250
    100,000     DRS Technologies ...........................      5,128,000
    160,000     Herley Industries, Inc.* ...................      2,918,400
    220,000     Innovative Solutions and Support,
                  Inc. * ...................................      7,385,400
     50,000     MTC  Technologies, Inc.* ...................      1,841,500
    215,000     Teledyne Technologies, Inc.* ...............      7,004,700
                                                              -------------
                                                                 31,561,250
                                                              =============
COMMERCIAL SERVICES & SUPPLIES -- 1.3%
    220,000     Layne Christensen Co.* .....................      4,370,300
                                                              =============
CONSUMER DISCRETIONARY --  11.9%
    185,000     Arbitron, Inc. .............................      7,936,500
    210,000      Delta and Pine Land Co. ...................      5,262,600
    119,000     Flexsteel Industries, Inc. .................      1,674,330
    310,000     Movado Group, Inc. .........................      5,852,800
    250,000     Nautilus, Inc. .............................      7,125,000
    200,000     RC2 Corp.* .................................      7,514,000
    250,000     Universal Electronics, Inc.* ...............      4,147,500
                                                              -------------
                                                                 39,512,730
                                                              =============
ELECTRICAL EQUIPMENT -- 4.5%
    170,000     Baldor Electric Co. ........................      4,134,400
    102,000     Franklin Electric Co., Inc. ................      3,942,300
    138,640     Genlyte Group, Inc.* .......................      6,757,314
                                                              -------------
                                                                 14,834,014
                                                              =============
HEALTH CARE -- 12.4%
     88,000     Datascope Corp. ............................      2,934,800
    320,000     DJ Orthopedics, Inc.* ......................      8,777,600
    220,000     Integra LileSciences Holdings* .............      6,424,000
    220,000     LabOne, Inc.* ..............................      8,758,200
    300,000     Palomar Medical Technologies, Inc.* ........      7,176,000
    320,000     Serologicals Corp.* ........................      6,800,000
                                                              -------------
                                                                 40,870,600
                                                              =============
MACHINERY -- 2.1%
    240,000     CLARCOR, Inc. ..............................      7,020,000
                                                              =============
MATERIALS -- 1.3%
    120,000     Albemarle Corp. ............................      4,376,400
                                                              =============
MISCELLANEOUS -- 3.0%
    150,000     iShares Russell 2000 Growth ................      9,724,500
                                                              =============
SOFTWARE & SERVICES -- 17.6%
    220,000     ANSYS, Inc.* ...............................      7,812,200
    224,000     Hutchinson Technology, Inc.* ...............      8,626,240
    180,000     IDX Systems* ...............................      5,425,200

NUMBER OF  SHARES/
PRINCIPAL AMOUNT                                                 VALUE
------------------                                            ------------
SOFTWARE & SERVICES (Continued)
    235,000     J2 Global Communications, Inc.* ............  $   8,093,400
    293,500     Mediware Information
                  Systems, Inc.* ...........................      2,926,195
    240,000     MICROS Systems, Inc.* ......................     10,740,000
    300,000     MSC Software Corp.* ........................      4,101,000
    320,000     SS&C Technologies, Inc. ....................     10,137,600
                                                              -------------
                                                                 57,861,835
                                                              =============
TECHNOLOGY HARDWARE
& EQUIPMENT -- 18.2%
    115,000     Anixter International, Inc.* ...............      4,274,550
    250,000     Belden CDT, Inc. ...........................      5,300,000
    200,500     Comtech Telecommunications
                  Corp. * ..................................      6,542,315
    125,000     Diodes Incorporated* .......................      3,900,000
    340,000     FEI Co.* ...................................      7,755,400
    225,000     Integrated Device
                  Technology, Inc.* ........................      2,418,750
    225,000     Measurement Specialties, Inc.* .............      5,222,250
    210,000     Metrologic Instruments, Inc.* ..............      2,633,400
    447,000     Microsemi Corp. * ..........................      8,403,600
    360,000     Power Integrations, Inc.* ..................      7,765,200
    180,000     Stratasys, Inc.* ...........................      5,882,400
                                                              -------------
                                                                 60,097,865
                                                              =============

TRADING COMPANIES &
DISTRIBUTORS -- 0.7%
     62,300     Lawson Products, Inc. ......................      2,418,486
                                                              =============

TRANSPORTATION -- 2.4%
    180,000     Heartland Express, Inc. ....................      3,497,400
    220,000     Kansas City Southern* ......................      4,439,600
                                                              -------------
                                                                  7,937,000
                                                              =============

TOTAL COMMON STOCKS
[Cost $252,255,766) -- 84.9% ...............................    280,584,980
                                                              =============

U.S. GOVERNMENT AGENCIES
[COST $51,754,000] -- 15.7%
                Federal Home Loan Bank
$51,754,000       2.50%, 07/01/05 ..........................     51,754,000
                                                              =============
TOTAL INVESTMENTS
[COST $304,009,766) -- 100.6% ..............................    332,338,980

Liabilities less other assets -- (0.6)% ....................     (1,971,508)
                                                              -------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $15.36 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  21,503,341 shares outstanding) ...........................  $ 330,367,472
                                                              =============

See accompanying Notes to Financial Statements.   *Non-income producing security

JUNE 30, 2005                                                                 13

                                     WORLDWIDE FUND

[GRAPHIC]

OBJECTIVE:

The UMB Scout WorldWide Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States, or whose principal business is carried on outside the United States.

The UMB Scout WorldWide Fund ended June 30, 2005, at $24.64 per share. In the first six months of 2005, the international equity markets fell 1% -- giving back a little of the solid 15% advance gained from July through December 2004. For the fiscal year ended June 30, 2005, the international markets advanced 13.7%. Against this backdrop, the UMB Scout WorldWide Fund had a return (including price change and reinvested distributions) of 16.58%, 2.09% and 9.86% for the one-, five- and ten-year periods ended June 30, 2005. The MSCI EAFE benchmark produced a return of 13.65%, -0.55% and 5.22% for the one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end, please call 800-996-2862 or visit umbscoutfunds.com.

The first half of 2005 was characterized by a lowering of global-growth expectations. Many central bankers recognized the softness and began to back away from further tightening. As interest rate expectations ratcheted downward, bonds rallied, and economic re-acceleration appears to have taken hold. Global inflation appears to have peaked and is trending lower almost everywhere. We believe this combination of conditions should be positive for global equities. Please keep in mind that foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

With European currencies down in double-digit percentages and the Japanese yen down over 7% against the dollar in the first half of 2005, foreign equities faced a stiff headwind as compared with domestic equity markets. However, the Fund's underweight positions in Sterling, the Euro and the yen led to a positive contribution to relative return. Brazil's currency advanced over 12% in the first half of 2005, also providing a boost to relative performance. Regarding country holdings, positions in Canada, Austria, Chile and Brazil were the positive standouts for both the first and second halves of the fiscal year. The Fund maintained overweight positions in all of these countries and returns for our holdings in these sectors for the past 12 months were 74%, 126%, 148% and 42%, respectively. On the downside, our selections in the UK lagged the benchmark constituents for that country.

Energy continued its strong advance in the first half of 2005 and provided the strongest contribution to relative outperformance. Outperformance was driven by a nearly double-weight allocation to the sector and much better performance than the Index's energy components (up 24% vs. 13% for Index). The largest position, OMV (Austria), advanced the most with a 128% gain last fiscal year (47% since January 1, 2005).(1)

Holdings in the Materials sector also provided a positive contribution to the Fund's performance. The Materials sector, as with Energy, is a large overweight position in the Fund relative to the benchmark. In the first six months of 2005, the Fund's holdings in this sector rose 10% vs. a 0.5% advance of the Index's Materials components. Our underweighting in Finance also helped as that sector lagged since the start of the year.(1)

In Information Technology, we made up some ground in the first six months of 2005 on the disappointing July-December 2004 performance -- but we ended the fiscal year down 3.3%. Our Information Technology weighting of twice the Index was a drag on relative performance for the past 12 months.

Since our last report in December, we introduced three new companies to the portfolio -- Ajinomoto, a Japanese food seasonings company; Toronto Dominion Bank, a Canadian broad-

14                                                 UMB SCOUT FUNDS ANNUAL REPORT
range financial services group; and, Erste Bank, an Austrian bank with subsidiaries in Central Europe.(1)

Thank you for your continued support of the UMB Scout WorldWide Fund and the UMB Scout Funds' family.

JAMES L. MOFFETT, CFA

Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

10-YEAR PLOT POINTS FOR FUND FACT SHEETS

                   Quarterly             $$           Quarterly            $$
   Date         WorldWide Return      WorldWide      MSCI Return          MSCI
   ----         ----------------      ---------      -----------          ----
 6/30/1995           6.340%            10,000           0.726%           10,000
 9/30/1995           4.066%            10,407           4.169%           10,417
12/31/1995           1.829%            10,597           4.049%           10,839
 3/31/1996           4.139%            11,036           2.890%           11,152
 6/30/1996           3.978%            11,475           1.582%           11,328
 9/30/1996           1.938%            11,697          -0.125%           11,314
12/31/1996           7.223%            12,542           1.591%           11,494
 3/31/1997           2.654%            12,875          -1.566%           11,314
 6/30/1997          12.656%            14,504          12.977%           12,782
 9/30/1997           5.250%            15,266          -0.704%           12,692
12/31/1997          -2.767%            14,843          -7.831%           11,698
 3/31/1998          14.045%            16,928          14.710%           13,419
 6/30/1998           3.026%            17,440           1.062%           13,562
 9/30/1998         -13.212%            15,136         -14.214%           11,634
12/31/1998          15.681%            17,509          20.661%           14,038
 3/31/1999           2.856%            18,009           1.391%           14,233
 6/30/1999           7.392%            19,341           2.541%           14,595
 9/30/1999           2.502%            19,825           4.389%           15,235
12/31/1999          16.079%            23,012          16.985%           17,823
 3/31/2000           1.599%            23,380          -0.105%           17,804
 6/30/2000          -1.230%            23,093          -3.962%           17,099
 9/30/2000          -5.198%            21,892          -8.066%           15,720
12/31/2000          -3.470%            21,133          -2.683%           15,298
 3/31/2001          -9.510%            19,123         -13.708%           13,201
 6/30/2001           2.747%            19,648          -1.045%           13,063
 9/30/2001         -12.921%            17,109         -14.000%           11,234
12/31/2001           9.923%            18,807           6.974%           12,018
 3/31/2002          -0.321%            18,747           0.508%           12,079
 6/30/2002          -4.080%            17,982          -2.120%           11,823
 9/30/2002         -17.604%            14,816         -19.734%            9,490
12/31/2002           6.812%            15,826           6.453%           10,102
 3/31/2003          -4.108%            15,176          -8.214%            9,272
 6/30/2003          15.073%            17,463          19.269%           11,059
 9/30/2003           5.738%            18,465           8.128%           11,958
12/31/2003          14.075%            21,064          17.079%           14,000
 3/31/2004           4.519%            22,016           4.339%           14,607
 6/30/2004          -0.210%            21,970           0.220%           14,640
 9/30/2004          -0.328%            21,898          -0.278%           14,599
12/31/2004          13.527%            24,860          15.320%           16,835
 3/31/2005           1.660%            25,272          -0.166%           16,807
 6/30/2005           1.345%            25,612          -1.007%           16,638

10 - Year Avg Annual check               9.86%                             5.22%
                                         9.86                              5.22

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

Performance returns for the UMB Scout WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

Country Diversification (based on total investments)

                     Total $       % Total
                     -------       -------
Australia          59,954,642        4.61%
Austria            53,457,860        4.11%
Belgium            14,223,027        1.09%
Brazil             84,423,168        6.50%
Canada             74,752,468        5.75%
Chile              26,499,205        2.04%
Denmark            16,338,582        1.26%
France             57,792,156        4.45%
Germany            86,621,741        6.67%
Greece             27,872,045        2.14%
Hong Kong          17,171,136        1.32%
Hungary            10,650,000        0.82%
Ireland            18,457,392        1.42%
Israel             16,510,208        1.27%
Italy              42,819,498        3.29%
Japan             173,564,595       13.36%
Mexico             16,771,933        1.29%
Nether             27,910,092        2.15%
Norway             21,126,932        1.63%
Portugal           14,347,733        1.10%
Singapore          11,392,590        0.88%
South Korea        23,223,087        1.79%
Spain              12,307,467        0.95%
Sweden             74,428,115        5.73%
Switzerland        77,020,026        5.93%
Taiwan             18,166,498        1.40%
UK                203,163,671       15.63%
USA                18,527,238        1.42%
                                     0.00%
                                     0.00%
                1,299,493,105      100.00%

Based on total investments as of June 30, 2005.
Subject to change.

JUNE 30, 2005                                                                 15

COMPARATIVE RATES OF RETURN
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2005

                                                        1 YEAR       3 YEARS       5 YEARS     10 YEARS
                                                        ------       -------       -------     --------
UMB SCOUT WORLDWIDE FUND ...........................    16.58%        12.51%         2.09%       9.86%
MSCI EAFE Index-U.S. Dollars (net)(1)...............    13.65%        12.06%        -0.55%       5.22%
Lipper International Funds Index(1).................    13.45%        11.16%        -0.19%       6.87%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for the periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses were in effect for the periods shown, returns would have been lower.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout WorldWide Fund. Please see the prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT WORLDWIDE FUND (UMBWX)

                                                         MARKET          PERCENT
                                                      VALUE (000's)      OF TOTAL
                                                      -------------      --------
Hennes & Mauritz A.B. .........................          $ 52,824          4.0%
OMV A.G. ......................................            44,323          3.3%
Canon, Inc. ...................................            33,136          2.5%
Petroleo Brasileiro S.A. ......................            30,079          2.3%
Sociedad Quimica y Minera de Chili S.A. .......            26,315          2.0%
Potash Corp. of Saskatchewan, Inc. ............            25,443          1.9%
Tesco PLC .....................................            24,649          1.9%
Nobel Biocare Holding A.G. ....................            23,563          1.8%
Samsung Electronics Co., Ltd. .................            23,254          1.7%
ITO-Yokado Co., Ltd. ..........................            22,426          1.7%
                                                         --------         ----
TOTAL .........................................          $306,012         23.1%
                                                         --------         ----

Based on total investments as of June 30, 2005. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT WORLD WIDE FUND (UMBWX)

                                                INCOME &                       CUMULATIVE(2)
                                      NET      SHORT-TERM      LONG-TERM        VALUE PER
                                     ASSET       GAINS           GAINS         SHARE PLUS
                                     VALUE    DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
                                    ------    ------------    ------------    -------------
12/31/01 ......................     $18.67     $    0.23        $  0.01           $ 21.84
12/31/02 ......................      15.58          0.14             --             18.88
12/31/03 ......................      20.58          0.14             --             24.02
12/31/04 ......................      24.10          0.17             --             27.71
06/30/05(3)....................      24.64          0.19             --             28.44

(2) Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

16                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
WORLDWIDE FUND

NUMBER OF
  SHARES                                                            VALUE
-----------                                                         -----
COMMON STOCKS (ADR'S) -- 97.8%
AUSTRALIA -- 4.5%
    639,076      BHP Billiton Ltd. ...........................  $ 17,446,775
  1,157,650      Coca-Cola Amatil Ltd. .......................    13,978,624
    376,500      Coles Myer Ltd. .............................    21,287,310
    268,500      CSL Ltd.(1).................................      6,901,303
                                                                ------------
                                                                  59,614,012
                                                                ============

AUSTRIA -- 4.1%
    415,780      Erste Bank der oesterreichischen
                  Sparkassen A.G. ............................    10,412,129
    101,700      OMV A.G.(1)..................................    44,323,224
                                                                ------------
                                                                  54,735,353
                                                                ============

BELGIUM -- 1.1%
    138,000      Solvay S.A.(1) ..............................    14,192,615
                                                                ============

BRAZIL -- 6.4%
    468,600      Aracruz Celulose S.A. .......................    16,283,850
    630,800      Companhia de Bebidas
                  das Americas S.A. ..........................    19,491,720
    118,960      Companhia de Bebidas
                  das Americas S.A. - Cm. ....................     3,028,722
    464,300      Empresa Brasileira de
                  Aeronautica S.A. ...........................    15,354,401
    577,000      Petroleo Brasileiro S.A. ....................    30,079,010
                                                                ------------
                                                                  84,237,703
                                                                ============

CANADA -- 5.6%
    435,000      EnCana Corp. ................................    17,221,650
    193,450      Imperial Oil Ltd. ...........................    16,116,319
    266,200      Potash Corp. of Saskatchewan,
                  Inc. .......................................    25,443,396
    337,000      Toronto-Dominion Bank .......................    15,033,570
                                                                ------------
                                                                  73,814,935
                                                                ============

CHILE -- 2.0%
    263,150      Sociedad Quimica Y Minera
                  de Chile S.A. ..............................    26,315,000
                                                                ============

DENMARK -- 1.2%
    319,800      Novo - Nordisk A.S. .........................    16,300,206
                                                                ============

FRANCE -- 4.3%
    500,000      Sanofi-Aventis ..............................    20,495,000
    400,850      Technip S.A. ................................    18,679,610
    158,235      Total S.A. ..................................    18,489,760
                                                                ------------
                                                                  57,664,370
                                                                ============

GERMANY -- 6.5%
  1,518,000      Allianz A.G. ................................    17,381,100
    176,900      Bayer A.G. ..................................     5,887,232
     53,150      Fresenius Medical Care A.G. .................     1,512,117
    576,050      Fresenius Medical Care A.G. Pfd. ............    13,076,335
    182,700      Henkel KGaA Pfd. ............................    16,358,958
    459,090      SAP A.G. ....................................    19,878,597
    166,400      Siemens A.G. ................................    12,088,960
                                                                ------------
                                                                  86,183,299
                                                                ============

GREECE -- 2.1%
    486,800      Coca-Cola Hellenic
                  Bottling Co. S.A.(1)........................    13,224,930
    798,600      Cosmote Mobile
                  Telecommunications S.A.(1)..................    14,599,104
                                                                ------------
                                                                  27,824,034
                                                                ============

HONG KONG -- 1.3%
  2,981,100      CLP Holdings Ltd. ...........................    17,066,797
                                                                ============
HUNGARY -- 0.8%
    500,000      Magyar Tavkozlesi Rt. .......................    10,700,000
                                                                ============
IRELAND -- 1.4%
    409,800      Ryanair Holdings PLC* .......................    18,375,432
                                                                ============
ISRAEL -- 1.2%
    524,800      Teva Pharmaceutical
                  Industries Ltd. ............................    16,342,272
                                                                ============

ITALY -- 3.3%
    679,800      Luxottica Group S.p.A. ......................    13,997,082
  1,245,700      Saipem S.p.A.(1) ............................    16,800,361
    392,981      Telecom Italia S.p.A. .......................    12,304,235
                                                                ------------
                                                                  43,101,678
                                                                ============

JAPAN -- 13.0%
  1,020,000      Ajinomoto Co., Inc.(1) ......................    11,368,107
    629,600      Canon, Inc. .................................    33,135,848
    382,640      Fuji Photo Film Co., Ltd. ...................    12,470,238
    188,600      Hitachi Ltd. ................................    11,432,932
    675,290      ITO - Yokado Ltd.(1) ........................    22,426,380
    554,200      Kao Corp.(1) ................................    13,078,540
    469,500      Komatsu Ltd. ................................    14,601,450
    547,700      Kubota Corp. ................................    15,006,980
    352,500      Meitec Corp.(1) .............................    10,847,622
    292,300      Takeda Pharmaceutical Co., Ltd.(1) ..........    14,508,167
    188,900      Toyota Motor Corp. ..........................    13,504,461
                                                                ------------
                                                                 172,380,725
                                                                ============

                                                         Continued on next page.

JUNE 30, 2005                                                                 17

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
WORLDWIDE FUND (Continued)

NUMBER OF
  SHARES                                                            VALUE
-----------                                                         -----
MEXICO -- 1.2%
    388,599      Cemex S.A. de C.V. .........................    $16,484,369
                                                                 ===========

NETHERLANDS -- 2.1%
  1,233,390      Aegon N.V. .................................     15,873,729
    173,700      Akzo Nobel N.V. ............................      6,824,673
    321,600      ASML Holding N.V. * ........................      5,036,256
                                                                 -----------
                                                                  27,734,658
                                                                 ===========

NORWAY -- 1.6%
    233,705      Norsk Hydro A.S.A. .........................     21,201,718
                                                                 ===========

PORTUGAL -- 1.1%
  1,519,887      Portugal Telecom, SGPS, S.A. ...............     14,530,120
                                                                 ===========

SINGAPORE -- 0.9%
    869,000      Flextronics International Ltd.* ............     11,479,490
                                                                 ===========

SOUTH KOREA -- 1.7%
     97,300      Samsung Electronics Co., Ltd. ..............     23,254,087
                                                                 ===========

SPAIN -- 0.9%
    251,429      Telefonica S.A. ............................     12,294,896
                                                                 ===========

SWEDEN -- 5.7%
  1,500,000      Hennes & Mauritz A.B.(1)....................     52,823,665
    319,700      Sandvik A.B. ...............................     11,948,788
    317,400      Svenska Cellulosa A.B.(1)...................     10,161,352
                                                                 -----------
                                                                  74,933,805
                                                                 ===========

SWITZERLAND -- 5.9%
    467,100      Mettler - Toledo International, Inc.* ......     21,757,518
    224,500      Nestle S.A. ................................     14,345,550
    116,100      Nobel Biocare Holding A.G.(1)...............     23,562,563
    381,226      Novartis A.G. ..............................     18,085,362
                                                                 -----------
                                                                  77,750,993
                                                                 ===========

TAIWAN -- 1.4%
  1,989,759      Taiwan Semiconductor
                  Manufacturing Co., Ltd. ...................     18,146,601
                                                                 ===========

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                    VALUE
-----------------                                                   ------
UNITED KINGDOM -- 15.1%
    330,200      BG Group PLC .............................   $   13,736,320
    303,300      BP PLC ...................................       18,919,854
    534,372      Cadbury Schweppes PLC ....................       20,482,479
    199,000      HSBC Holdings PLC ........................       15,850,350
  1,130,450      Imperial Chemical Industries PLC .........       20,619,408
    524,862      Royal Bank of Scotland
                  Group PLC(1).............................       15,861,576
    560,000      Shire Pharmaceuticals Group PLC ..........       18,368,000
    395,700      Smith & Nephew PLC .......................       19,551,537
  1,414,600      Tesco PLC ................................       24,649,405
    714,650      Vodafone Group PLC .......................       17,380,288
    291,500      WPP Group PLC ............................       14,881,075
                                                              --------------
                                                                 200,300,292
                                                              ==============

UNITED STATES -- 1.4%
    426,600      AFLAC, Inc. ..............................       18,463,248
                                                              ==============

TOTAL COMMON STOCKS (ADR'S)
    (COST $1,033,186,676) -- 97.8% ........................    1,295,422,708
                                                              ==============

U.S. GOVERNMENT AGENCIES
    (COST $28,055,000) -- 2.1%
                 Federal Home Loan Bank
$28,055,000       2.50%, 07/01/05 .........................       28,055,000
                                                              ==============
TOTAL INVESTMENTS
    (COST $1,061,241,676) -- 99.9% ........................    1,323,477,708

Other assets less liabilities -- 0.1% .....................        1,782,037
                                                              ==============

TOTAL NET ASSETS -- 100.0%
    (equivalent to $24.64 per share; unlimited
    shares of $1.00 par value capital shares authorized;
    53,789,998 shares outstanding) ........................   $1,325,259,745
                                                              ==============

ADR - American Depositary Receipt

*Non-income producing security

(1)Non ADR

See accompanying Notes to Financial Statements.

18                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                   BOND FUND

[GRAPHIC]

OBJECTIVE:

The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

We have closed a fiscal year that witnessed a major change in Fed policy, accompanied by a dramatic rise in short-term interest rates typically associated with a "reflating" economy. We had anticipated the increase in the Fed Funds target rate, but not the contrarian position that ultimately was adopted by participants in the long end of the bond market. Contrary to traditional assumptions, long rates dropped steadily as the Fed continued to increase the overnight lending rate -- as bond markets positioned for a slowing economy, despite indications to the contrary from the Federal Open Market Committee ("FOMC"). The FOMC bias was clearly tilted toward economic expansion, modest inflationary pressure and higher rates, but long rates continue to fall (a traditional indicator of a weakening economy). This situation baffled strategists both inside the Fed and in the secular ranks, creating what Mr. Greenspan dubbed the "conundrum." Global disinflation, excess savings and pension immunization needs were being highlighted as sound reasons for long-term rates to remain in a zone that appears to be "overvalued."

We anticipated that such an environment could be generally advantageous for investors in low-quality corporate bonds (and detrimental for high-grade investors), particularly given the carnage that had beset the high-yield markets during the previous cycle. At the June fiscal year-end, BBB rated assets had outperformed government assets by nearly 2.00% for the 12-month period. The utility sector topped all others for the year, with returns of more than 3.00% ahead of the government market. As high-quality investors, we hoped to compensate for our high-quality bias by maintaining a lower-duration profile. Early stages of FOMC tightening are generally accompanied by meaningful upward shifts in the entire Treasury yield curve. We believed that the shorter duration bias would help compensate for the lower potential we willingly assumed by keeping our quality standards high. However, interest rates rose only on the "short end" of the market, with long-term rates actually falling, as outlined above. The combined effect of strong performance from low-grade bonds and the "conundrum" of falling long-term rates made it difficult for us to keep pace with the broad peer group. Many other bond managers made judicious use of long-duration, low-grade assets, and our comparative performance suffered as a result. Our holdings of moderate duration mortgage-backed assets helped bridge some of the gap, but were not sufficient to keep pace with the high-volatility, low-grade sectors. Investors should be aware that in an environment of rising interest rates, investors may expect to see declining bond prices.

As the fiscal year closed, the low-quality sectors of the market were starting to come under some pressure, as relative valuations pushed into what appeared to be extreme overvaluation territory. Typical with all low-rate environments, however, is the

JUNE 30,2005                                                                  19
tendency to "chase yield" -- which causes investors to accept additional credit risk with very little additional incremental yield compensation. Therefore, if market participants anticipate a protracted period of low rates, corporate bonds can remain severely overvalued for long periods of time. If we are reading the bond market correctly, we have already entered such a period.

However, we feel that we performed favorably to the general market, as indicated by the Lehman Bros. Gov't/Credit Int. Index. The UMB Scout Bond Fund had a total return (including price change and reinvested distributions) of 4.08%, 6.04% and 5.52% for the one-, five- and ten-year periods ended June 30, 2005. The Lehman Bros. Gov't./Credit Int. Index posted a return of 4.80%, 6.87% and 6.35% for the one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end, please call 800-996-2862 or visit umbscoutfunds.com. The major difference between most bond funds (as reflected by the Lipper IID Medians) and the "market" reflects the strong appetite most bond funds have for high-volatility, low-quality assets.

J. ERIC KELLEY

Scout Investment Advisors, Inc.

10-YEAR PLOT POINTS FOR FUND FACT SHEETS

                  Quarterly           $$              Quarterly             $$
   Date          Bond Return         Bond             LB Return             LB
   ----          -----------         ----             ---------             --
 6/30/1995         4.841%           10,000              4.994%            10,000
 9/30/1995         1.333%           10,133              1.655%            10,166
12/31/1995         3.014%           10,439              3.517%            10,523
 3/31/1996        -0.676%           10,368             -0.835%            10,435
 6/30/1996         0.500%           10,420              0.629%            10,501
 9/30/1996         1.529%           10,579              1.775%            10,687
12/31/1996         2.165%           10,808              2.448%            10,949
 3/31/1997        -0.238%           10,783             -0.114%            10,936
 6/30/1997         2.742%           11,078              2.946%            11,259
 9/30/1997         2.533%           11,359              2.702%            11,563
12/31/1997         2.052%           11,592              2.141%            11,810
 3/31/1998         1.377%           11,752              1.558%            11,994
 6/30/1998         1.750%           11,957              1.884%            12,220
 9/30/1998         3.730%           12,403              4.490%            12,769
12/31/1998         0.131%           12,420              0.295%            12,807
 3/31/1999        -0.076%           12,410             -0.190%            12,782
 6/30/1999        -0.630%           12,332             -0.396%            12,732
 9/30/1999         0.773%           12,427              0.921%            12,849
12/31/1999         0.130%           12,443              0.054%            12,856
 3/31/2000         1.106%           12,581              1.503%            13,049
 6/30/2000         1.491%           12,769              1.692%            13,270
 9/30/2000         2.738%           13,118              2.879%            13,652
12/31/2000         3.645%           13,596              3.697%            14,157
 3/31/2001         2.981%           14,002              3.388%            14,636
 6/30/2001         0.259%           14,038              0.672%            14,735
 9/30/2001         4.751%           14,705              4.602%            15,413
12/31/2001        -0.076%           14,694              0.082%            15,425
 3/31/2002        -0.010%           14,692             -0.222%            15,391
 6/30/2002         3.916%           15,268              3.556%            15,938
 9/30/2002         4.503%           15,955              4.530%            16,660
12/31/2002         1.200%           16,147              1.694%            16,943
 3/31/2003         0.892%           16,291              1.507%            17,198
 6/30/2003         1.965%           16,611              2.720%            17,666
 9/30/2003        -0.533%           16,522             -0.020%            17,662
12/31/2003        -0.160%           16,496              0.059%            17,673
 3/31/2004         2.236%           16,865              2.475%            18,110
 6/30/2004        -2.485%           16,445             -2.524%            17,653
 9/30/2004         2.444%           16,847              2.710%            18,131
12/31/2004         0.271%           16,893              0.439%            18,211
 3/31/2005        -0.777%           16,762             -0.870%            18,052
 6/30/2005         2.119%           17,117              2.482%            18,500

10 Year Avg Ann check                 5.52%                                 6.35%
                                      5.52                                  6.35

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

    Performance returns for the UMB Scout Bond Fund and Lehman Brothers Gov't./Credit Intermediate Index assume distributions were reinvested for the entire period.

    For illustrative purposes only; may not represent your returns.

20                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2005

                                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                            ------     -------     -------     --------
UMB SCOUT BOND FUND .................................        4.08%      3.88%       6.04%        5.52%
Lehman Bros. Govt./Credit Int. Index(1)..............        4.80%      5.09%       6.87%        6.35%
Lipper Intermediate Inv. Grade Funds Index(1). ......        6.76%      5.95%       7.15%        6.41%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for the periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005; however, the total fees and expenses before and after April 1, 2005 are expected to be the same, and therefore, there would be no change in performance if the new fees and expenses, including the Advisor's agreement to limit total Fund expenses, were in effect for the periods shown.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD
UMB SCOUT BOND FUND (UMBBX)

                                                   INCOME &                      CUMULATIVE(2)
                                        NET       SHORT-TERM      LONG-TERM        VALUE PER
                                       ASSET        GAINS           GAINS         SHARE PLUS
                                       VALUE     DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
                                     --------    ------------    ------------    -------------
12/31/01 ......................      $  11.38     $    0.59         $   --         $  25.40
12/31/02 ......................         11.71          0.57           0.19            26.49
12/31/03 ......................         11.39          0.50           0.07            26.74
12/31/04 ......................         11.22          0.41           0.03            27.01
06/30/05(3) ...................         11.16            --             --            26.95

(2) Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Curve          500 +               84 +                     3 +
Title    ACTIVE U.S. GOVTS   USD Govt Agency         USD INDUSTRIAL (AA)
3MO            3.4779              3.6873                  3.8612
6MO            3.7622              3.9860                  4.0514
1YR            3.9808              4.2222                  4.2466
2YR            4.1216              4.3107                  4.3992
3YR            4.1703              4.4201                  4.4656
4YR            4.2342              4.5077                  4.5834
5YR            4.2281              4.5502                  4.6714
7YR            4.2787              4.6178                  4.8233
8YR                                4.6212                  4.8559
9YR                                4.6427                  4.9052
10YR           4.3917              4.7111                  5.0154
15YR                               4.9692                  5.2002
20YR           4.6596              5.0569                  5.2980
25YR                               4.9499                  5.3487
30YR           4.5805              4.9642                  5.2844

FUND DIVERSIFICATION

UMB SCOUT BOND FUND (UMBBX)

[PIE CHART]

Government & Agency ......................       80%
Corporate Bonds ..........................       20%

Based on total investments as of June 30, 2005. Subject to change.

JUNE 30, 2005                                                                 21

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
BOND FUND

PRINCIPAL
 AMOUNT                                                            VALUE
-----------                                                        -----
CORPORATE BONDS -- 19.9%
                 Anheuser-Busch Companies, Inc.
 $  375,000       5.75%, 04/01/10 ..........................    $   398,956
                 Applied Materials, Inc.
    500,000       6.75%, 10/15/07 ..........................        525,276
                 Berkshire Hathaway, Inc.
  1,000,000       4.20%, 12/15/10 ..........................        994,090
                 Caterpillar Financial Services Corp.
  1,900,000       2.59%, 07/15/06 ..........................      1,873,691
                 Computer Sciences Corp.
  1,000,000       3.50%, 04/15/08 ..........................        977,556
                 M&I Bank
  1,227,273       2.90%, 08/18/09 ..........................      1,192,519
                 Merrill Lynch & Co.
    750,000       6.00%, 02/17/09 ..........................        791,827
                 Morgan Stanley
  1,500,000       3.875%, 01/15/09 .........................      1,482,168
                 Northern Trust Corp.
  1,000,000       2.875%, 12/15/06 .........................        987,685
    465,000       7.10%, 08/01/09 ..........................        513,658
                 SBC Communications, Inc.
  1,000,000       6.25%, 03/15/11 ..........................      1,085,941
                 Target Corp.
  1,000,000       6.35%, 01/15/11 ..........................      1,101,002
                 Texaco Capital, Inc.
    250,000       5.70%, 12/01/08 ..........................        251,361
                 United Tech Corp.
    500,000       7.00%, 09/15/06 ..........................        517,686
                 Verizon Virginia, Inc.
  2,000,000       4.625%, 03/15/13 .........................      1,971,390
                 Wisconsin Electric Power Co.
    500,000       6.625%, 11/15/06 .........................        516,884
                                                                -----------

TOTAL CORPORATE BONDS
(COST $14,993,419) -- 19.9% ................................     15,181,690
                                                                ===========

GOVERNMENT -- SPONSORED
ENTERPRISES -- 36.2%
                 Government National
                  Mortgage Association
      3,009       8.00%, 06/20/06 ..........................          3,063
      4,018       8.50%, 07/15/06 ..........................          4,126
     10,008       8.00%, 08/15/06 ..........................         10,189
      5,346       7.50%, 08/20/06 ..........................          5,410
      4,979       7.50%, 09/15/06 ..........................          5,058
      5,650       7.50%, 04/15/07 ..........................          5,810
     15,992       7.50%, 03/20/09 ..........................         16,620
     32,913       6.00%, 05/15/09 ..........................         33,876
     20,376       7.00%, 05/15/09 ..........................         21,139
     70,165       6.00%, 04/15/11 ..........................         72,749
     46,428       6.50%, 10/15/11 ..........................         48,324
     81,102       6.50%, 02/15/12 ..........................         84,856
     63,383       6.00%, 02/20/13 ..........................         65,650
     58,633       6.00%, 03/20/13 ..........................         60,731
     83,865       6.00%, 08/15/13 ..........................         87,126
     73,381       6.00%, 08/20/13 ..........................         76,006
     88,337       6.00%, 12/20/13 ..........................         91,497
     89,492       6.00%, 01/20/14 ..........................         92,699
    103,519       6.00%, 02/15/14 ..........................        107,550
     78,237       6.00%, 02/20/14 ..........................         81,041
     93,454       6.00%, 05/15/14 ..........................         97,094
     70,418       7.00%, 08/20/15 ..........................         73,881
     18,994       6.00%, 03/15/16 ..........................         19,732
  1,272,403     3.1296%, 04/16/16 ..........................      1,247,486
    112,246       6.00%, 04/20/16 ..........................        116,253
    459,229       6.00%, 05/15/16 ..........................        477,055
     59,645       6.50%, 05/15/16 ..........................         62,416
    145,382       6.00%, 07/20/16 ..........................        150,572
    137,425       6.00%, 08/15/16 ..........................        142,760
    209,193       7.00%, 09/20/16 ..........................        219,480
  1,057,901       5.50%, 11/15/16 ..........................      1,093,209
    377,643       6.00%, 11/15/16 ..........................        392,302
    407,703       5.50%, 01/15/17 ..........................        421,210
    510,940       6.50%, 01/15/17 ..........................        534,643
    776,654       5.50%, 03/20/17 ..........................        799,964
    317,178       5.50%, 06/20/17 ..........................        326,698
  1,258,334       5.50%, 08/15/17 ..........................      1,300,024
  1,299,160       5.50%, 10/15/17 ..........................      1,342,203
    235,825       6.00%, 10/15/17 ..........................        244,983
    211,351       5.50%, 10/20/17 ..........................        217,695
    521,101       6.00%, 10/20/17 ..........................        539,712
    961,792       5.50%, 11/15/17 ..........................        993,657
  1,098,621       5.00%, 02/15/18 ..........................      1,119,338
  1,797,353       5.00%, 04/15/18 ..........................      1,831,246
  1,146,651       5.00%, 04/20/18 ..........................      1,164,446
    196,669       5.50%, 07/20/18 ..........................        202,576
    532,936       5.00%, 08/20/18 ..........................        541,206
    294,367       5.50%, 08/20/18 ..........................        303,208
    505,888       5.50%, 10/20/18 ..........................        521,082
    478,369       5.50%, 10/20/19 ..........................        492,695
    227,685       5.50%, 11/20/19 ..........................        234,504
    320,095       7.00%, 11/15/28 ..........................        339,552
  2,250,000      4.261%, 07/16/29 ..........................      2,235,314
  1,500,000     4.8597%, 02/16/30 ..........................      1,535,577
  2,000,000     4.8906%, 04/16/31 ..........................      2,040,516
     91,636       6.50%, 05/20/31 ..........................         95,442
     53,149       6.50%, 10/20/31 ..........................         55,357
  2,500,000      4.807%, 08/16/32 ..........................      2,538,330
    579,744       5.00%, 05/15/33 ..........................        585,249
                                                                -----------

TOTAL GOVERNMENT-SPONSORED
ENTERPRISES
(COST $27,487,263) -- 36.2% ................................     27,622,187
                                                                ===========

22                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
BOND FUND (Continued)

PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     -----------
U.S. GOVERNMENT AGENCIES -- 23.2%
                 Federal Farm Credit Bank
 $  200,000       6.70%, 10/11/06 ..........................    $   207,209
                 Federal Home Loan Bank
    139,000       2.50%, 07/01/05 ..........................        139,000
  1,000,000       3.75%, 01/28/08 ..........................        995,692
  1,000,000       3.75%, 08/15/08 ..........................        994,503
                 Federal Home Loan
                  Mortgage Corp.
    625,000       2.70%, 03/16/07 ..........................        613,358
  1,750,000       4.375%, 07/30/09 .........................      1,750,014
  1,820,145       5.00%, 09/01/19 ..........................      1,842,121
                 Federal National
                  Mortgage Association
    500,000       6.96%, 04/02/07 ..........................        526,594
    100,000       3.25%, 11/15/07 ..........................         98,727
  1,000,000       3.50%, 01/28/08 ..........................        989,995
    750,000       5.50%, 03/15/11 ..........................        805,474
    500,000       5.375%, 11/15/11 .........................        536,565
  2,250,000       4.75%, 02/21/13 ..........................      2,251,125
                 Small Business Administration
    280,374       6.54%, 12/01/05 ..........................        283,709
    228,376       6.60%, 07/01/09 ..........................        235,145
      9,359       8.80%, 01/01/10 ..........................          9,818
     16,739       9.45%, 02/01/10 ..........................         17,711
    165,756       8.017%, 02/10/10 .........................        179,170
     69,165       7.46%, 03/01/10 ..........................         72,361
     19,015       8.625%, 02/01/11 .........................         20,077
    270,976       6.64%, 02/10/11 ..........................        287,272
    276,635       5.97%, 03/01/11 ..........................        285,468
    863,826       6.09%, 07/01/11 ..........................        893,547
     14,031       8.85%, 08/01/11 ..........................         14,872
    541,837       5.55%, 09/01/11 ..........................        556,259
    435,155       5.886%, 09/01/11 .........................        453,643
     20,330       8.60%, 09/01/11 ..........................         21,539
     39,312       8.25%, 11/01/11 ..........................         41,641
    107,147       7.60%, 01/01/12 ..........................        112,201
    138,454       7.40%, 08/01/12 ..........................        145,046
    110,224       7.05%, 09/01/12 ..........................        115,134
     76,621       7.55%, 11/01/12 ..........................         80,727
    163,306       8.15%, 02/01/15 ..........................        173,460
  1,039,008       6.44%, 06/01/21 ..........................      1,119,925
    737,490       6.34%, 08/01/21 ..........................        791,520
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCIES
(COST $17,461,936) -- 23.2% ................................     17,660,622
                                                                ===========
U.S. GOVERNMENT
SECURITIES -- 19.7%
                 U.S. Treasury Note
     50,000       6.50%, 08/15/05 ..........................         50,219
  2,000,000       3.25%, 01/15/09 ..........................      1,972,110
  3,500,000       5.00%, 08/15/11 ..........................      3,732,561
  5,000,000       4.00%, 02/15/14 ..........................      5,031,645
  2,625,000       4.125%, 05/15/15 .........................      2,664,170
                 U.S. Treasury Strip
  2,000,000       08/15/11 .................................      1,587,380
                                                                -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST $14,908,120) -- 19.7% ................................     15,038,085
                                                                ===========

TOTAL INVESTMENTS
(COST $74,850,738) -- 99.0% ................................     75,502,584

Other assets less liabilities -- 1.0% ......................        793,671
                                                                -----------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $11.16 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  6,834,933 shares outstanding) ............................    $76,296,255
                                                                ===========

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                 23

                        KANSAS TAX - EXEMPT BOND FUND(1)

[GRAPHIC]

OBJECTIVE:

The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments .

The UMB Scout Kansas Tax-Exempt Bond Fund finished the fiscal year at $9.93 per share with a return (including price change and reinvested distributions) of 0.98%, 3.30%, 4.04% and 3.58% for the six-month, one-, five-year and since the Fund's inception for the period ended June 30, 2005. The Lehman Brothers 3-Year Municipal Index provided a return of 0.45%, 2.56%, 4.38% and 4.15% for the six-month, one-, five-year and since the Fund's inception for the periods ended June 30, 2005. The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862 or visit umbscoutfunds.com.

Over the past year, the Federal Open Market Committee ("FOMC") has raised the overnight lending rate several times, going from 1.00% to 3.25% as of June 30, 2005. While these increases have caused short-term interest rates to rise, long-term rates have stayed flat to slightly down. In an environment of rising interest rates, investors bear the additional risk of declining bond prices. Our short duration, roughly 2.8 years, has allowed us to benefit from the rise in short-term rates, while attempting to limit risk on shareholders exposed to longer-duration issues providing little additional return.

In the latter part of 2004, the Fund had two holdings mature (Sedgwick County and Russell). We were aware of both bonds' maturities but it is always tough to lose the nice coupons and cash flow. That being said, we continued to look for quality bonds of "A" grade or higher. For the Fund, we focused on opportunities with higher yields, good quality and with good cash flow to shareholders.(2)

Following these guidelines, the Fund purchased several new bonds of interest during the first two quarters of 2005. An example is the Kansas Development Finance Authority ("KDFA") -- St. Luke's-Shawnee Mission Hospital bonds, which have a coupon rate of 4.75% and are due 11/15/06. These bonds have been escrowed to maturity and collateralized in 100% U.S. government bonds. The higher coupon will provide higher income to the Fund, the collateral helps make the bonds more secure and the maturity in late 2006 will allow us to take advantage of the current rates at the time of the bond's maturity.(2)

Another similar bond that was purchased for the Fund was a KDFA project for the rehabilitation and repair of various Board of Regents universities' facilities throughout the state. It carries the same 4.75% coupon rate and is pre-refunded, collateralized in

24                                                 UMB SCOUT FUNDS ANNUAL REPORT

100% governments and will mature on 10/1/05. While a shorter turnaround than the bonds for St. Luke's-Shawnee Mission Hospital, the higher rate has the potential to provide a nice return for shareholders.(2)

KDFA is the umbrella agency that various entities utilize to issue debt since the state of Kansas cannot issue debt by its state constitution. Each entity must apply for its own Moody's and Standard & Poor's rating, providing investors with a third-party assessment on the entities' ability to repay their debt. Both bonds purchased by the Fund carry the "Aaa/AAA" rating by both rating services due in part to the U.S. government collateral.

We believe this Fund could be an appropriate investment for Kansas or Missouri residents, but please consult your financial and/or tax advisor to ensure the Fund is a good fit for your total investment picture.

Thank you for your continued support of the UMB Scout Funds.

M. KATHRYN GELLINGS

Scout Investment Advisors, Inc.

(1) Available only to residents of Kansas and Missouri. Income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
Plot Points for Growth of $10,000

               KS Tax-Exempt     LB 3-Year Muni   LB 5-Year Muni
                   Fund              Index            Index
                   ----              -----            -----
 2/23/1998        10,000             10,000            10,000
 3/31/1998         9,966             10,015            10,035
 6/30/1998        10,062             10,128            10,147
 9/30/1998        10,278             10,328            10,414
12/31/1998        10,342             10,429            10,499
 3/31/1999        10,421             10,544            10,608
 6/30/1999        10,325             10,498            10,477
 9/30/1999        10,400             10,602            10,575
12/31/1999        10,413             10,633            10,576
 3/31/2000        10,503             10,741            10,703
 6/30/2000        10,626             10,889            10,872
 9/30/2000        10,816             11,064            11,086
12/31/2000        11,082             11,296            11,393
 3/31/2001        11,330             11,593            11,716
 6/30/2001        11,433             11,734            11,831
 9/30/2001        11,648             12,012            12,156
12/31/2001        11,641             12,040            12,100
 3/31/2002        11,721             12,102            12,170
 6/30/2002        11,989             12,457            12,671
 9/30/2002        12,192             12,734            13,110
12/31/2002        12,249             12,850            13,222
 3/31/2003        12,332             12,958            13,369
 6/30/2003        12,501             13,073            13,612
 9/30/2003        12,552             13,216            13,749
12/31/2003        12,587             13,194            13,768
 3/31/2004        12,694             13,316            13,943
 6/30/2004        12,537             13,153            13,644
 9/30/2004        12,785             13,404            14,030
12/31/2004        12,825             13,430            14,142
 3/31/2005        12,790             13,328            13,980
 6/30/2005        12,951             13,490            14,247

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3 - Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

JUNE 30, 2005                                                                 25

FUND DIVERSIFICATION
COMPARATIVE RATES OF RETURN
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

[PIE CHART]

Kansas .....................................     89%
Other ......................................     11%

Based on total investments as of June 30, 2005. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of June 30, 2005

                                                                                                SINCE
                                                           1 YEAR      3 YEARS     5 YEARS    INCEPTION
                                                           ------      -------     -------    ---------
UMB SCOUT KANSAS TAX-EXEMPT
  BOND FUND ............................................    3.30%       2.61%       4.04%       3.58%
Lehman Brothers 3-Year Municipal Index (1)..............    2.56%       2.69%       4.38%       4.15%
Lehman Brothers 5-Year Municipal Index (1)..............    4.42%       3.99%       5.56%       4.93%

Inception - February 23, 1998.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for the periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005; however, the total fees and expenses before and after April 1, 2005 are expected to be the same through October 31, 2007, and therefore, there would be no change in performance if the new fees and expenses, including the Advisor's agreement to limit total Fund expenses, were in effect for the periods shown.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes.

Capital gains are not exempt from federal income tax.

HISTORICAL PER-SHARE RECORD
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

                                                     INCOME &                        CUMULATIVE(2)
                                          NET       SHORT-TERM       LONG-TERM         VALUE PER
                                         ASSET        GAINS            GAINS          SHARE PLUS
                                         VALUE     DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
                                        ------     ------------     ------------     -------------
12/31/01 .........................      $ 9.97        $ 0.39          $  --             $11.51
12/31/02 .........................       10.15          0.33             --              12.02
12/31/03 .........................       10.09          0.32           0.02              12.30
12/31/04 .........................        9.98          0.30             --              12.49
06/30/05(3) ......................        9.93            --             --              12.44

(2) Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

26                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
KANSAS TAX-EXEMPT BOND FUND

PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     -----------
ILLINOIS -- 4.5%
                 Chicago, Illinois, G.O.
                  Equipment Notes, Series 1998
 $  250,000       5.00%, 01/01/06 .........................     $   252,877
                                                                -----------
TOTAL ILLINOIS
(COST $253,225) -- 4.5% ...................................         252,877
                                                                ===========

KANSAS -- 89.1%
                 Barton County, Kansas, Series A,
                  Unified School District 428
    150,000       4.75%, 09/01/11 .........................         156,384
                 Concordia, Kansas, Water & Sewer Rev.
     50,000       4.70%, 11/01/07 .........................          52,117
                 Derby, Kansas, G.O., Series A
     25,000       4.65%, 06/01/09 .........................          25,458
                 Douglas County, Kansas, Series A,
                  Unified School District 497
    200,000       4.30%, 09/01/05 .........................         200,530
    125,000       3.00%, 09/01/08 .........................         125,334
                 Ellsworth, Kansas, Public Building Rev.
     20,000       4.70%, 06/01/07 .........................          20,179
                 Finney County, Kansas, G.O.
     50,000       4.30%, 12/01/11 .........................          51,214
                 Hays, Kansas
     50,000       4.40%, 09/01/10 .........................          51,321
                 Johnson County, Kansas,
                  Park Facility
    100,000       4.90%, 09/01/09 .........................         103,898
                 Johnson County, Kansas,
                  Unified School District 229,
                  Series A
     50,000       5.125%, 10/01/06 ........................          51,505
                 Johnson County, Kansas,
                 Unified School District 233
    250,000       4.00%, 09/01/12 .........................         259,100
                 Johnson County, Kansas,
                  Unified School District 512
     50,000       4.95%, 10/01/09 .........................          52,157
    100,000       5.00%, 10/01/09 .........................         102,811
    200,000       4.875%, 10/01/19 ........................         223,460
                 Johnson County, Kansas,
                  Water District 001, Water Rev.
    100,000       4.90%, 06/01/12 .........................         106,251
                 Kansas City, Kansas Impt.,
                  Series B
    150,000       5.375%, 09/01/10 ........................         150,681
                 Kansas State Dept. of
                  Transportation, Highway Rev.
     75,000      Variable Rate, 09/01/20 ..................          75,000
    200,000       5.00%, 09/01/05 .........................         200,726
                 Kansas State Development
                  Finance Authority
    100,000       4.75%, 10/01/08 .........................         100,533
                 Kansas State Development
                  Finance Authority
                  Health Facilities
    200,000       4.75%, 11/15/06 .........................         205,642
                 Kansas State Turnpike Authority,
                  Highway Rev.
    200,000       4.00%, 09/01/13 .........................         207,042
                 Leawood, Kansas, Series A
    100,000       4.40%, 09/01/13 .........................         104,879
                 Lenexa, Kansas
     35,000       5.00%, 09/01/05 .........................          35,130
                 Lyon County, Kansas,
                 Sales Tax Rev.
    100,000       4.70%, 09/01/09 .........................         103,494
                 Merriam, Kansas
    115,000       3.00%, 10/01/06 .........................         115,498
                 Miami County, Kansas,
                  Unified School District 367
    100,000       4.35%, 09/01/05 .........................         100,277
    100,000       4.30%, 09/01/11 .........................         103,149
                 Olathe, Kansas, Series 199
     80,000       4.25%, 04/01/08 .........................          82,989
                 Overland Park, Kansas,
                  Public Improvements, Series A
    100,000       4.125%, 09/01/08 ........................         103,907
                 Salina, Kansas, Water & Sewer,
                  Series B
    175,000       2.50%, 08/01/06 .........................         174,834
    100,000       4.40%, 10/01/08 .........................         104,503
                 Sedgwick County, Kansas,
                  Unified School District 260,
                  Series A
    200,000       4.00%, 10/01/06 .........................         203,280
                 Sedgwick County, Kansas,
                  Unified School District 261
     50,000       4.10%, 11/01/09 .........................          52,088
                 Sedgwick County, Kansas,
                  Unified School District 265
     50,000       4.25%, 10/01/08 .........................          51,975
                 Seward County, Kansas, Series A
    100,000       4.00%, 08/01/08 .........................         102,880
                 Shawnee, Kansas
    100,000       4.125%, 12/01/11 ........................         100,535
                 Shawnee County, Kansas
    150,000       2.35%, 02/01/06 .........................         149,807
                 Shawnee County, Kansas,
                 Unified School District 501
     50,000       4.00%, 08/01/06 .........................          50,738
    150,000       4.625%, 08/01/13 ........................         157,950
     75,000       4.625%, 08/01/14 ........................          78,975

                                                         Continued on next page.

JUNE 30, 2005                                                                 27

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
KANSAS TAX-EXEMPT BOND FUND (Continued)

PRINCIPAL
 AMOUNT                                                            VALUE
-----------                                                     -----------
KANSAS (Continued)
                 Topeka, Kansas, Water & Water
                  Pollution Control Utility Rev.,
                  Series A
 $  100,000       5.00%, 08/01/15 .........................     $   106,037
    100,000       5.35%, 08/01/22 .........................         107,143
                 Wichita, Kansas, Series 752
    100,000       4.50%, 09/01/09 .........................         101,318
                 Wichita, Kansas, Water & Sewer
                  Utility System Rev.
    110,000       2.00%, 10/01/05 .........................         109,801
                 Wyandotte County, Kansas,
                  Unified School District 204
     35,000       4.80%, 09/01/07 .........................          36,526
                 Wyandotte County, Kansas,
                  Utility System Revenue
     50,000       4.25%, 09/01/09 .........................          52,402
                                                                -----------
TOTAL KANSAS
(COST $4,917,268) -- 89.1% ................................       5,011,458
                                                                ===========

PUERTO RICO -- 4.6%
                 Puerto Rico, Infrastructure
                  Financing Authority
    100,000       4.75%, 10/01/11 .........................         108,765
                 Puerto Rico Commonwealth,
                  Tax & Rev.
    150,000       3.00%, 07/29/05 .........................         150,013
                                                                -----------
TOTAL PUERTO RICO
(COST $256,461) -- 4.6% ...................................         258,778
                                                                ===========
TOTAL INVESTMENTS
(COST $5,426,954) -- 98.2% ................................       5,523,113

Other assets less liabilities -- 1.8% .....................          98,782
                                                                -----------

TOTAL NET ASSETS -- 100.0%
        (equivalent to $9.93 per share;
        unlimited shares of $1.00 par value
        capital shares authorized;
        566,338 shares outstanding) .......................     $ 5,621,895
                                                                ===========

See accompanying Notes to Financial Statements.

28                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                MONEY MARKET FUND

[PICTURE]

OBJECTIVE:

The UMB Scout Money Market Fund seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

FUND DIVERSIFICATION

UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO [UMFXX]

[PIE CHART]

Government & Agencies ........... 100%

----------
Based on total investments as of June 30, 2005. Subject to change.

FUND DIVERSIFICATION

UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO [UMPXX]

[PIE CHART]

Government & Agencies .........   72%
Short-term Corporate Notes ....   23%
Municipal Bonds ...............    5%

----------
Based on total investments as of June 30, 2005. Subject to change.

The UMB Scout Money Market Fund Prime Portfolio provided a return of 1.71%, 2.12% and 3.62% for the one-, five- and ten-year periods ended June 30, 2005. The Federal Portfolio provided a return of 1.69%, 2.09% and 3.56% for the one-, five- and ten-year periods ended June 30, 2005. The Lipper Money Market Funds Index provided a return of 1.59%, 2.12% and 3.60% for the one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and current 7-day yield, please call 800-996-2862 or visit umbscoutfunds.com.

We've closed a fiscal year that witnessed a major change in Fed policy, accompanied by a dramatic rise in short-term interest rates typically associated with a "reflating" economy. The Federal Open Market Committee ("FOMC") began increasing overnight rates from their historic lows, and, by the close of the fiscal year on June 30, 2005, the Fed had adjusted rates upward by 2.25%. This move by the Fed drove money market yields upwards in virtual lockstep. We had anticipated such a move and maintained a short average maturity throughout this period. This helped our yields move upwards quickly after the FOMC adjustments.

Our high-quality bias typically causes a modest reduction in overall yield, but we are comfortable that the added security is ample trade-off for cash-equivalent assets.

Having been "artificially low" for quite some time, rates have now normalized into what most strategists consider "neutral" territory, given the inflation rate. Money market balances are presently generating moderate returns, as compared to the punitive yields that were available in mid 2004. We anticipate some additional modest upward adjustments to rates before this tightening campaign ends.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JUNE 30, 2005                                                                 29

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

MONEY MARKET FUND

PRINCIPAL
AMOUNT                                                                VALUE
-----------------------------------------------------------        -------------
FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES - 100.0%
             Federal Home Loan Bank
$10,400,000   2.50%, 07/01/05..............................        $  10,400,000
  1,500,000   3.19%, 07/20/05..............................            1,497,475
  2,135,000   1.66%, 08/11/05, callable....................            2,131,363
  3,640,000   3.03%, 08/11/05..............................            3,627,439
  5,400,000   3.25%, 08/15/05..............................            5,400,000
  2,000,000   2.25%, 08/30/05..............................            1,996,896
 10,600,000   3.169%, 09/09/05.............................           10,535,281
  3,000,000   5.59%, 09/09/05..............................            3,012,782
    500,000   1.445%, 09/15/05.............................              498,099
  1,200,000   2.25%, 01/30/06, callable....................            1,193,590
  1,050,000   2.04%, 02/17/06..............................            1,039,390
 10,000,000   Variable Rate, 04/28/06......................           10,000,000
  5,000,000   Variable Rate, 05/24/06,
              callable.....................................            5,000,000
  3,000,000   Variable Rate, 05/26/06,
              callable.....................................            2,999,459
  5,000,000   Variable Rate, 06/15/06,
              callable.....................................            5,000,000
             Federal Home Loan Mortgage Corp.
  6,500,000   2.85%, 07/01/05..............................            6,500,000
  2,400,000   3.08%, 07/05/05..............................            2,399,179
 12,550,000   2.97%, 07/11/05..............................           12,539,646
  5,000,000   2.95%, 07/12/05..............................            4,995,493
 11,100,000   3.03%  07/28/05..............................           11,074,775
  5,000,000   3.09%, 08/02/05..............................            4,986,267
  5,000,000   3.06%, 08/09/05..............................            4,983,425
  1,559,000   1.50%, 08/15/05..............................            1,555,711
  2,000,000   2.07%, 08/26/05..............................            1,994,556
  4,250,000   Variable Rate, 10/07/05......................            4,251,047
             Federal National Mortgage Association
  5,200,000   2.94%, 07/06/05..............................            5,197,877
 15,130,000   2.97%, 07/13/05..............................           15,114,986
  5,000,000   7.00%, 07/15/05..............................            5,007,279
  7,102,000   3.00%, 07/20/05..............................            7,090,755
 12,000,000   2.99%, 07/25/05..............................           11,976,080
  5,000,000   3.10%, 08/10/05..............................            4,982,778
  3,098,000   3.04%, 08/22/05..............................            3,084,396
 10,000,000   Variable Rate, 08/29/05......................            9,999,556
  5,000,000   3.16%, 08/31/05..............................            4,973,228
 10,000,000   3.00%, 09/26/05..............................            9,927,500
  5,750,000   6.00%, 12/15/05..............................            5,822,806
                                                                   -------------
TOTAL INVESTMENTS
(COST $202,789,114) -- 100.0%..............................          202,789,114

Other assets less liabilities -- 0.0%......................               97,157
                                                                   -------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  202,941,059 shares outstanding)..........................        $ 202,886,271
                                                                   =============

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES -- 22.6%
              American Express Bank
$ 5,000,000     3.22%, 07/22/05.........................           $   4,990,608
              Becton Dickinson
  8,537,000     3.04%, 07/07/05..........................              8,532,675
              General Re Corp.
  3,620,000     3.02%, 07/18/05.........................               3,614,838
              Medtronic, Inc.
 10,000,000     3.20%, 07/14/05.........................               9,988,444
              Merrill Lynch & Co.
 10,000,000     Variable, 01/13/06......................              10,025,449
 15,000,000     Variable, 04/05/06.......................             15,000,000
              Procter & Gamble Co.
  2,000,000     3.03%, 07/19/05..........................              1,996,970
 19,455,000     3.08%, 07/25/05.........................              19,415,052
              SBC Communications, Inc.
 18,000,000     3.11%, 07/11/05..........................             17,984,450
  5,500,000     3.16%, 07/12/05.........................               5,494,690
              Shell Finance
 10,000,000     3.10%, 08/03/05.........................               9,971,583
 10,000,000     3.12%, 08/15/05.........................               9,961,000
                                                                   -------------

TOTAL SHORT-TERM CORPORATE NOTES
(COST $116,975,760) -- 22.6%...............................          116,975,759
                                                                   =============

MUNICIPAL BOND -- 4.9%
              Colorado Springs, Colorado,
                Utility Revenue Bonds
 25,000,000     Variable, 11/01/27.......................             25,000,000
              Suffolk County, New York
   250000       5.875% 11/01/05...........................               251,696

TOTAL MUNICIPAL BOND
(COST $25,251,696) -- 4.9%.................................           25,251,696
                                                                   =============

 30                                                UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

MONEY MARKET FUND (Continued)

PRINCIPAL
 AMOUNT                                                            VALUE
------------------------------------------------                ------------
PRIME PORTFOLIO (Continued)
U.S. GOVERNMENT AGENCIES -- 72.4%
                 Federal Home Loan Bank
$    7,400,000    3.01%, 07/06/05............                   $  7,396,906
       500,000    3.00%, 07/12/05............                        499,542
    10,000,000    3.10%, 07/15/05............                      9,987,945
     2,500,000    3.19%, 07/20/05............                      2,495,791
     2,500,000    1.375%, 07/22/05...........                      2,497,517
     2,000,000    1.595%, 08/05/05...........                      1,997,506
    15,000,000    1.66%, 08/11/05............                     14,974,828
       150,000    4.875%, 08/15/05...........                        150,280
     3,000,000    3.25%, 08/15/05............                      2,999,941
     3,250,000    3.00%, 08/15/05............                      3,248,984
     2,000,000    2.07%, 08/19/05............                      1,997,174
       500,000    6.075%, 08/25/05...........                        502,033
     4,600,000    2.25%, 08/30/05............                      4,592,861
     4,950,000    2.25%, 09/09/05............                      4,940,367
     9,158,000    3.169%, 09/09/05...........                      9,102,085
    20,000,000    2.875%, 09/12/05...........                     19,998,296
       300,000    1.62%, 09/22/05............                        298,874
     5,000,000    2.51%, 11/04/05............                      4,985,135
     3,690,000    2.25%, 01/30/06............                      3,670,287
     5,000,000    3.20%, 02/28/06............                      4,998,674
    20,000,000    Float, 04/28/06............                     20,000,000
    15,000,000    Variable, 05/24/06.........                     15,000,000
     6,100,000    Variable, 05/26/06.........                      6,098,900
    20,000,000    Variable, 06/15/06.........                     20,000,000
                 Federal Home Loan
                  Mortgage Corp.
     3,700,000    2.85%, 07/01/05............                      3,700,000
     5,000,000    2.95%, 07/12/05............                      4,995,493
    15,000,000    3.00%, 07/15/05............                     14,982,500
    10,000,000    3.01%, 07/21/05............                      9,983,278
     5,000,000    3.09%, 08/02/05............                      4,986,267
     5,000,000    3.06%, 08/09/05............                      4,983,425
     1,567,000    1.50%, 08/15/05............                      1,563,824
    13,400,000    3.18%, 08/16/05............                     13,345,551
    10,000,000    Variable, 10/07/05.........                     10,002,464
     6,864,000    2.25%, 11/28/05............                      6,831,572
              Federal National
               Mortgage Association
12,400,000        2.98%, 07/05/05............                     12,395,908
 16,000,000       2.94%, 07/06/05............                     15,993,467
  5,311,000       3.015%, 07/11/05...........                      5,306,552
 17,400,000       2.97%, 07/13/05............                     17,382,716
 15,384,000       7.00%, 07/15/05............                     15,406,493
  3,050,000       2.99%, 07/25/05............                      3,043,920
 10,000,000       3.02%, 07/27/05............                      9,978,189
  7,111,000       3.10%, 08/10/05............                      7,086,597
  9,000,000       3.04%, 08/22/05............                      8,960,480
    500,000       6.82%, 08/23/05............                        502,485
 10,000,000       Variable, 08/29/05.........                      9,999,556
 10,000,000       3.16%, 08/31/05............                      9,946,456
    400,000       2.18%, 09/02/05............                        399,225
    500,000       6.55%, 09/12/05............                        503,132
 10,000,000       3.00%, 09/26/05............                      9,927,500
 10,000,000       2.375%, 12/15/05...........                      9,965,438
                                                                ------------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $374,606,413) -- 72.4%.................                    374,606,414
                                                                ============

TOTAL INVESTMENTS
(COST $516,833,869) -- 99.9%.................                    516,833,869

Other assets less liabilities -- 0.1%........                        442,441
                                                                ------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  517,331,944 shares outstanding)............                   $517,276,310
                                                                ============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                 31

TAX-FREE MONEY MARKET FUND

[PICTURE]

OBJECTIVE:

The UMB Scout Tax-free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND [UMTXX]

[PIE CHART]

Commercial paper..........  32%
Demand Notes..............  68%

----------
Based on total investments as of June 30, 2005. Subject to change.

The UMB Scout Tax-Free Money Market Fund provided a return of 1.25%, 1.37% and 2.19% for the one-, five- and ten-year periods ended June 30, 2005. The Lipper Tax-Exempt Money Market Funds Index provided a return of 1.25%, 1.45% and 2.29% for the one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and current 7-day yield, please call 800-996-2862 or visit umbscoutfunds.com.

We've closed a fiscal year that witnessed a major change in Fed policy, accompanied by a dramatic rise in short-term interest rates typically associated with a "reflating" economy. The Federal Open Market Committee ("FOMC") began increasing overnight rates from their historic lows, and, by the close of the fiscal year on June 30, 2005, the Fed had adjusted rates upward by 2.25%. This move by the Fed drove money market yields upwards in virtual lockstep. We had anticipated such a move and maintained a short average maturity throughout this period. This helped our yields move upwards quickly after the FOMC adjustments.

Our high-quality bias typically causes a modest reduction in overall yield, but we are comfortable that the added security is ample trade-off for cash-equivalent assets.

Having been "artificially low" for quite some time, rates have now normalized into what most strategists consider "neutral" territory, given the inflation rate. Money market balances are presently generating moderate returns, as compared to the punitive yields that were available in mid 2004. We anticipate some additional modest upward adjustments to rates before this tightening campaign ends.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

32                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

TAX-FREE MONEY MARKET FUND

PRINCIPAL
 AMOUNT                                               VALUE
------------------------------------------------   ------------
ALASKA
                Alaska Housing Finance Corp.
$7,295,000       Variable Rate, 12/01/30........   $  7,295,000

ARIZONA
                Tucson, Arizona
   425,000       6.35%, 07/01/05................        425,000

CONNECTICUT
                Connecticut State Health
                 & Education
   900,000       Variable Rate, 05/15/14........        900,000
 1,500,000       Variable Rate, 02/15/21........      1,500,000
 4,000,000       Variable Rate, 03/01/23........      4,000,000
 1,500,000       Variable Rate, 07/01/29........      1,500,000
                Connecticut State Housing
                 Finance Authority
 3,900,000       Variable Rate, 11/15/28........      3,900,000

FLORIDA
                Dade County, Florida,
                 Industrial Development
   600,000       Variable Rate, 06/01/21........        600,000
                 Florida Municipal Power
                 Agency, Commercial Paper
 1,950,000       2.32%, 07/06/05................      1,950,000
 1,000,000       2.75%, 07/06/05................      1,000,000

GEORGIA
                Cobb County, Georgia,
                 Housing Authority
                 Multifamily Housing
 2,100,000       Variable Rate, 09/15/26........      2,100,000
                Fulton County, Georgia,
                 Housing Authority
                 Multifamily Housing
 1,000,000       Variable Rate, 09/15/26........      1,000,000
                Georgia Municipal
                 Electric Authority
 1,100,000       Variable Rate, 01/01/20........      1,100,000

ILLINOIS
               Illinois Development Finance
                Authority Poll
 $ 910,000      Variable Rate, 11/01/12.........        910,000
               Illinois Housing Development
                Authority
 7,360,000      Variable Rate, 01/01/08.........      7,360,000
              Joliet, Illinois Regional Port
                Authority
   200,000      Variable Rate, 10/01/24.........        200,000

INDIANA
               St. Joseph County, Indiana,
                Educational Facilities
 1,800,000      Variable Rate, 03/01/37.........      1,800,000
KANSAS
               Kansas, State Dept.
                of Transportation,
                Highway Revenue
   600,000      Variable Rate, 03/01/12.........        600,000
 4,245,000      Variable Rate, 09/01/20.........      4,245,000

MARYLAND
               Maryland Health & Higher
                Education, Commercial Paper
 4,000,000      2.75%, 07/06/05.................      4,000,000
 2,000,000      2.46%, 08/15/05.................      2,000,000
               Montgomery County, Maryland,
                Housing Authority
                Multifamily Housing
   550,000      Variable Rate, 08/01/15.........        550,000

MASSACHUSETTS
               Massachusetts State
                Health & Education
 2,900,000      Variable Rate, 08/01/15.........      2,900,000
 7,000,000      Variable Rate, 11/01/26.........      7,000,000
               Massachusetts Water Resources
                Authority, Commercial Paper
 5,000,000      2.42%, 07/12/05.................      5,000,000

                                                         Continued on next page.

JUNE 30, 2005                                                                 33

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

TAX-FREE MONEY MARKET FUND (Continued)

PRINCIPAL
AMOUNT                                                     VALUE
-------------------------------------------------       ------------
MISSISSIPPI
               Jackson County, Mississippi,
                 Port Facilities
$1,750,000       Variable Rate, 06/01/23.........       $  1,750,000

MISSOURI
               Missouri, State Health
                 & Educational
 3,000,000       3.00%, 11/14/05.................          3,012,962
   400,000       Variable Rate, 09/01/30.........            400,000
   500,000       Variable Rate, 09/01/30.........            500,000
   800,000       Variable Rate, 09/01/30.........            800,000
 1,200,000       Variable Rate, 03/01/40.........          1,200,000
               St. Charles, Missouri
                 School District
 2,660,000       3.25%, 03/01/06.................          2,670,805

NEBRASKA
               Omaha, Nebraska, Public Power,
                 Commercial Paper
 1,000,000       2.58%, 08/10/05.................          1,000,000

NEVADA
               Clark County, Nevada,
                 School District
 1,000,000       Variable Rate, 02/01/21.........          1,000,000
 1,300,000       Variable Rate, 06/15/21.........          1,300,000
               Las Vegas Valley, Nevada,
                 Water, Commercial Paper
 1,500,000       2.48%, 07/06/05.................          1,500,000

PENNSYLVANIA
               Beaver County, Pennsylvania,
                 Pollution Control
 2,650,000       Variable Rate, 12/01/20.........          2,650,000
               Delaware Counity, Pennsylvania
   450,000       Variable Rate, 12/01/15.........            450,000
               Schuylkill County, Pennsylvania
   200,000       Variable Rate, 04/01/21.........            200,000

PUERTO RICO
               Puerto Rico Commonwealth
$2,500,000       3.00%, 07/29/05.................          2,500,676

TENNESSEE
               Metro Nashville,
                 Tennessee Government
 7,040,000       Variable Rate, 11/01/33.........          7,040,000
 2,400,000       Variable Rate, 10/01/44.........          2,400,000

TEXAS
               Dallas, Texas, Rapid Transit,
                 Commercial Paper
 2,900,000       2.63%, 07/05/05.................          2,900,000
 2,500,000       2.68%, 07/08/05.................          2,500,000
               El Paso, Texas Water,
                 Commercial Paper
   700,000       2.50%, 07/08/05.................            700,000
 2,000,000       2.80%, 07/08/05.................          2,000,000
               Gulf Coast Waste Disposal, Texas
 1,500,000       Variable Rate, 06/01/20.........          1,500,000
               Harris County, Texas,
                 Commercial Paper
   130,000       2.45%, 07/01/05.................            130,000
   870,000       2.45% 07/01/05..................            870,000
               San Antonio, Texas,
                 Electric & Gas,
                 Commercial Paper
 3,500,000       2.85%, 07/13/05.................          3,500,000
               San Antonio, Texas, Water
   500,000       Variable Rate, 05/15/33.........            500,000
               San Antonio, Texas, Water,
                 Commercial Paper
 5,600,000       2.50%, 08/09/05.................          5,600,000
               Texas PFA, Commercial Paper
 4,000,000       2.63%, 07/05/05.................          4,000,000
               University of Texas,
                 Commercial Paper
 2,000,000       2.45%, 08/15/05.................          2,000,000

 34                                                UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

TAX-FREE MONEY MARKET FUND (Continued)

PRINCIPAL
 AMOUNT                                                   VALUE
-------------------------------------------------     ------------
UTAH
               Intermountain Power, Utah,
                Commercial Paper
$3,500,000      2.45%, 07/01/05..................     $  3,500,000
               Salt Lake City, Utah,
                Pollution Control
 7,300,000      Variable Rate, 02/01/08..........        7,300,000

WASHINGTON
               Seattle, Washington, Water System
 2,400,000      Variable Rate, 09/01/25..........        2,400,000
               Washington State, 96A
 5,000,000      Variable Rate, 06/01/20..........        5,000,000
               Washington State,
                Public Power Supply #1
 1,200,000      Variable Rate, 07/01/17..........        1,200,000
               Washington State,
                Public Power Supply #2a1
 1,200,000      Variable Rate, 07/01/12..........        1,200,000
               Washington State,
                Public Power Supply #2a2
 1,500,000      Variable Rate, 07/01/12..........        1,500,000

WISCONSIN

              Wisconsin State Government,
               Commercial Paper
$3,000,000     2.30% 07/06/05....................        3,000,000

WYOMING
              Kemmerer, Wyoming,
               Pollution Control
   100,000     Variable Rate, 11/01/14...........          100,000
              Lincoln County, Wyoming,
               Pollution Control
   180,000     Variable Rate, 11/01/14...........          180,000
 1,100,000     Variable Rate, 08/01/15...........        1,100,000
                                                      ------------

TOTAL INVESTMENTS
(COST $146,889,443) - 99.9%......................      146,889,443

Other assets less liabilities -- 0.1%............          218,343
                                                      ------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
   147,188,703 shares outstanding)...............     $147,107,786
                                                      ============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                 35

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                               STOCK                GROWTH                SMALL CAP
                                                                                FUND                 FUND                    FUND
                                                                             ---------             ---------              ----------
ASSETS:
   Investment securities at cost.....................................        $  82,590             $  20,897              $  304,010
                                                                             =========             =========              ==========
   Investment securities at value....................................        $  93 276             $  22 359              $  332,339
   Cash..............................................................                1                     1                       4
   Receivables:
     Dividends.......................................................              147                    16                      87
     Interest........................................................               --                    --                      --
     Fund shares sold................................................               73                    27                   1,150
     Due from Advisor................................................                7                    24                      --
   Prepaid and other assets..........................................               18                    18                      59
                                                                             ---------             ---------              ----------
         Total assets................................................           93,522                22,445                 333,639
                                                                             ---------             ---------              ----------

LIABILITIES:
   Payables:
     Investments purchased...........................................               --                    --                   2,919
     Fund shares redeemed............................................              717                   123                     244
     Dividends payable...............................................               --                    --                      --
     Accrued investment advisory fees................................               --                    --                      31
     Accrued administration and fund accounting fees ................                8                     6                      25
     Accrued shareholder servicing fees..............................               22                     9                      43
     Accrued custody fees............................................                2                     1                       2
     Other accrued expenses..........................................                7                     1                       8
                                                                             ---------             ---------              ----------
         Total liabilities...........................................              756                   140                   3,272
                                                                             ---------             ---------              ----------
NET ASSETS...........................................................        $  92,766             $  22,305              $  330,367
                                                                             =========             =========              ==========
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)........................        $  70,525             $  24,014              $  296,838
  Accumulated undistributed income:
     Net investment income...........................................               55                     6                      --
     Net realized gain (loss) on investment and foreign
     currency transactions...........................................           11,500                (3 177)                  5,200
  Net unrealized appreciation on investments and
     translation of assets and liabilities in foreign  currencies....           10,686                 1,462                  28,329
                                                                             ---------             ---------              ----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .........................        $  92,766             $  22,305              $  330,367
                                                                             =========             =========              ==========

Capital Shares, $1.00 par value ($0.01 par value for Money Market
Funds and Tax-Free Money Market Fund)
  Authorized.........................................................        Unlimited             Unlimited               Unlimited
                                                                             =========             =========              ==========
  Outstanding........................................................            6,053                 2,704                  21,503
                                                                             =========             =========              ==========
NET ASSET VALUE PER SHARE............................................        $   15.33             $    8.25              $    15.36
                                                                             =========             =========              ==========

See accompanying Notes to Financial Statements.

36                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                           MONEY MARKET    MONEY MARKET
                               KANSAS         FUND             FUND         TAX-FREE
 WORLDWIDE         BOND      TAX-EXEMPT      FEDERAL          PRIME       MONEY MARKET
   FUND            FUND      BOND FUND      PORTFOLIO        PORTFOLIO        FUND
-----------      ---------   ----------    ------------    ------------   ------------
$ 1,061,242      $  74,851   $    5,427    $    202,789    $    516,834   $    146,889
===========      =========   ==========    ============    ============   ============
$ 1,323,478      $  75,502   $    5,523    $    202,789    $    516,834   $    146,889
      5,216              1           15              65              50             25

      3,719             --           --              --              --             --
         --            778           72             424           1,316            446
      2,906            114           --              --              42             --
         --              8           31              --              --             --
         85             23            4              19              20             19
-----------      ---------   ----------    ------------    ------------   ------------
  1,335,404         76,426        5,645         203,297         518,262        147,379
-----------      ---------   ----------    ------------    ------------   ------------

      9,236             --           --              --              --             --
        510             61           --              --               5             --
         --             38            9             362             863            235
        103             --           --               8              24              6
         81              6            6              17              38             13
        156             16            7              13              14              7
         18              2           --               2               5              2
         40              7            1               9              37              8
-----------      ---------   ----------    ------------    ------------   ------------
     10,144            130           23             411             986            271
-----------      ---------   ----------    ------------    ------------   ------------
$ 1,325,260      $  76,296   $    5,622    $    202,886    $    517,276   $    147,108
===========      =========   ==========    ============    ============   ============

$ 1,089,348      $  76,063   $    5,526    $    202,907    $    517,303   $    147,134

        789             --           --              --              --             --

    (27,113)          (418)          --             (21)            (27)           (26)

    262,236            651           96              --              --             --
-----------      ---------   ----------    ------------    ------------   ------------
$ 1,325,260      $  76,296   $    5,622    $    202,886    $    517,276   $    147,108
===========      =========   ==========    ============    ============   ============

  Unlimited      Unlimited    Unlimited       Unlimited       Unlimited      Unlimited
===========      =========   ==========    ============    ============   ============
     53,790          6,835          566         202,941         517,332        147,189
===========      =========   ==========    ============    ============   ============
$     24.64      $   11.16   $     9.93    $       1.00    $       1.00   $       1.00
===========      =========   ==========    ============    ============   ============

JUNE 30, 2O05                                                                 37

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2005
(IN THOUSANDS)

                                                                                       STOCK         GROWTH          SMALL CAP
                                                                                       FUND           FUND             FUND
                                                                                     --------        -------         ---------
INVESTMENT INCOME:
  Interest income.........................................................           $    130        $    41         $     540
  Dividend income.........................................................              1,709            295               854
                                                                                     --------        -------         ---------
     Total investment income..............................................              1,839            336             1,394
                                                                                     --------        -------         ---------

EXPENSES:
  Management fees.........................................................                763            166             1,060
  Investment advisory fees................................................                140             36               549
  Administration and fund accounting fees.................................                 23             19                70
  Shareholder servicing fees..............................................                 39             13               103
  Federal and state registration fees.....................................                 18             15                29
  Professional fees.......................................................                  6              1                 6
  Insurance fees..........................................................                  5              1                 2
  Custody fees............................................................                  4              3                 8
  Reports to shareholders.................................................                  2              1                 8
  Directors' fees.........................................................                  1             --                 3
  Other expenses..........................................................                  3              3                 4
                                                                                     --------        -------         ---------
     Total expenses before waiver.........................................              1,004            258             1,842
                                                                                     --------        -------         ---------

  Waiver of fees..........................................................                 15             26                --
  Net expenses............................................................                989            232             1,842
                                                                                     --------        -------         ---------
  Net investment income (loss)............................................                850            104              (448)
                                                                                     --------        -------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
     foreign currency transactions........................................             11,500            827             9,614
  Net increase (decrease) in unrealized appreciation on investments
     and translation of assets and liabilities in foreign currencies......             (6,265)        (1,233)            6,001
                                                                                     --------        -------         ---------

  Net realized and unrealized gain (loss) on investments
     and foreign currencies...............................................              5,235           (406)           15,615
                                                                                     --------        -------         ---------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........           $  6,085        $  (302)        $  15,167
                                                                                     ========        =======         =========

See accompanying Notes to Financial Statements.

38                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                          MONEY MARKET    MONEY MARKET
                           KANSAS             FUND            FUND         TAX-FREE
WORLDWIDE     BOND       TAX-EXEMPT         FEDERAL          PRIME       MONEY MARKET
  FUND        FUND       BOND-FUND         PORTFOLIO       PORTFOLIO        FUND
---------    -------     ----------       ------------    ------------   ------------
$   1,896    $ 3,605     $      198       $      4,782    $     12,814   $      2,731
   20,168         --             --                 --              --             --
---------    -------     ----------       ------------    ------------   ------------

   22,064      3,605            198              4,782          12,814          2,731
---------    -------     ----------       ------------    ------------   ------------

    7,035        514             21                853           2,231            590
    2,400        110              4                152             470            114
      238         19             19                 51             116             38
      428         28             10                 21              21             10
       35         15              1                 17              19             16
       36          4             --                  8              28              7
       20          4             --                 12              38              8
       54          6              1                  6              15              5
       24          1              1                  1               9              1
       13          1             --                  3               8              2
        9          7              4                  3               6              5
---------    -------     ----------       ------------    ------------   ------------

   10,292        709             61              1,127           2,961            796
---------    -------     ----------       ------------    ------------   ------------
       --         14             31                 --              --             --
   10,292        695             30              1,127           2,961            796
---------    -------     ----------       ------------    ------------   ------------

   11,772      2,910            168              3,655           9,853          1,935
---------    -------     ----------       ------------    ------------   ------------

   28,838       (336)             1                (21)            (26)            --

  122,797        645             12                 --              --             --
---------    -------     ----------       ------------    ------------   ------------

  151,635        309             13                (21)            (26)            --
---------    -------     ----------       ------------    ------------   ------------

$ 163,407    $ 3,219     $      181       $      3,634    $      9,827   $      1,935
=========    =======     ==========       ============    ============   ============

JUNE 30, 2005                                                                 39

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                        STOCK FUND                         GROWTH FUND
                                                               ------------------------------       ------------------------------
                                                                YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED
                                                               JUNE 30, 2005    JUNE 30, 2004       JUNE 30, 2005    JUNE 30, 2004
                                                               -------------    -------------       -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)..............................  $        850     $         640       $         104    $         92
   Net realized gain (loss) from investment
      and foreign currency transactions......................        11,500             5,922                 827             (50)
   Net increase (decrease) in unrealized appreciation on
      investments and translation of assets and liabilities
      in foreign currencies..................................        (6,265)            8,439              (1,233)          2,309
                                                               ------------     -------------       -------------    ------------
   Net increase (decrease) in net assets
      resulting from operations..............................         6,085            15,001                (302)          2,351

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income.....................................          (850)             (652)               (103)            (94)
   Net realized gain from investment and
      foreign currency transactions..........................        (2,612)               --                  --              --
                                                               ------------     -------------       -------------    ------------
   Total distributions to shareholders.......................        (3,462)             (652)               (103)            (94)

CAPITAL SHARE TRANSACTIONS:
   Shares from merger........................................            --                --                  --              --
   Shares sold...............................................        16,020            71,954              11,686          11,078
   Shares issued for reinvestment of distributions...........         3,196               605                  90              79
   Redemption fees...........................................            --                --                  --              --
                                                               ------------     -------------       -------------    ------------
                                                                     19,216            72,559              11,776          11,157
   Shares redeemed...........................................       (55,711)          (50,397)            (13,481)         (6,309)
                                                               ------------     -------------       -------------    ------------
   Net increase (decrease) from capital share transactions...       (36,495)           22,162              (1,705)          4,848
                                                               ------------     -------------       -------------    ------------
   Net increase (decrease) in net assets.....................       (33,872)           36,511              (2,110)          7,105

NET ASSETS:
   Beginning of period.......................................       126,638            90,127              24,415          17,310
                                                               ------------     -------------       -------------    ------------
   End of period.............................................  $     92,766     $     126,638       $      22,305    $     24,415
                                                               ============     =============       =============    ============

TRANSACTIONS IN SHARES:
   Shares sold...............................................         1,071             5,117               1,405           1,357
   Shares issued for reinvestment of distributions...........           213                40                  11              10
   Shares redeemed...........................................        (3,701)           (3,468)             (1,618)           (782)
                                                               ------------     -------------       -------------    ------------
   Net increase (decrease)...................................        (2,417)            1,689                (202)            585
                                                               ============     =============       =============    ============

See accompanying Notes to Financial Statements.

40                                                 UMB SCOUT FUNDS ANNUAL REPORT

       SMALL CAP FUND                   WORLDWIDE FUND                     BOND FUND
-----------------------------    -----------------------------   -----------------------------
 YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
JUNE 30, 2005   JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2005   JUNE 30, 2004
-------------   -------------    -------------   -------------   -------------   -------------
$       (448)   $        (126)   $      11,772   $       5,139   $       2,910   $       3,424

       9,614            6,685           28,838          (6,461)           (336)            199

       6,001           15,277          122,797         128,488             645          (4,113)
------------    -------------    -------------   -------------   -------------   -------------
      15,167           21,836          163,407         127,166           3,219            (490)

          --               --          (11,370)         (5,145)         (2,910)         (3,424)

      (6,918)          (1,261)              --              --            (209)           (906)
------------    -------------    -------------   -------------   -------------   -------------
      (6,918)          (1,261)         (11,370)         (5,145)         (3,119)         (4,330)

          --               --           61,137              --              --              --
     275,582           66,438          533,787         996,640          15,927          75,021
       6,424            1,018           11,024           4,961           2,619           2,956
         108                5               27              54              --              --
------------    -------------    -------------   -------------   -------------   -------------
     282,114           67,461          605,975       1,001,655          18,546          77,977
     (68,182)         (36,221)        (157,152)       (845,037)        (23,973)        (69,119)
------------    -------------    -------------   -------------   -------------   -------------
     213,932           31,240          448,823         156,618          (5,427)          8,858
------------    -------------    -------------   -------------   -------------   -------------
     222,181           51,815          600,860         278,639          (5,327)          4,038

     108,186           56,371          724,400         445,761          81,623          77,585
------------    -------------    -------------   -------------   -------------   -------------
$    330,367    $     108,186    $   1,325,260   $     724,400   $      76,296   $      81,623
============    =============    =============   =============   =============   =============

      18,428            4,994           26,209          53,745           1,421           6,528
         424               81              450             235             234             260
      (4,621)          (2,978)          (6,831)        (46,121)         (2,142)         (6,042)
------------    -------------    -------------   -------------   -------------   -------------
      14,231            2,097           19,828           7,859            (487)            746
============    =============    =============   =============   =============   =============

                                                         Continued on next page.

JUNE 30, 2005                                                                 41

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                                 KANSAS TAX-EXEMPT BOND FUND
                                                                                             ----------------------------------
                                                                                              YEAR ENDED           YEAR ENDED
                                                                                             JUNE 30, 2005        JUNE 30, 2004
                                                                                             -------------        -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).............................................................  $         168        $         183
  Net realized gain (loss) from investment and foreign currency transactions...............              1                    1
  Net increase (decrease) in unrealized appreciation on investments
     and translation of assets and liabilities in foreign currencies.......................             12                 (186)
                                                                                             -------------        -------------

  Net increase (decrease) in net assets resulting from operations..........................            181                   (2)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income....................................................................           (168)                (183)
  Net realized gain from investment and foreign currency transactions......................             (1)                 (13)
                                                                                             -------------        -------------

  Total distributions to shareholders......................................................           (169)                (196)

CAPITAL SHARE TRANSACTIONS:
  Shares from merger.......................................................................             --                   --
  Shares sold..............................................................................            936                1,474
  Shares issued for reinvestment of distributions..........................................             63                   56
  Redemption fees..........................................................................             --                   --
                                                                                             -------------        -------------
                                                                                                       999                1,530
  Shares redeemed..........................................................................         (1,044)              (2,930)
                                                                                             -------------        -------------
  Net increase (decrease) from capital share transactions..................................            (45)              (1,400)
                                                                                             -------------        -------------
  Net increase (decrease) in net assets....................................................            (33)              (1,598)

NET ASSETS:
  Beginning of period......................................................................          5,655                7,253
                                                                                             -------------        -------------
  End of period............................................................................  $       5,622        $       5,655
                                                                                             =============        =============

TRANSACTIONS IN SHARES:
  Shares sold..............................................................................             94                  146
  Shares issued lor reinvestment of distributions..........................................              6                    6
  Shares redeemed..........................................................................           (105)                (292)
                                                                                             -------------        -------------
  Net increase (decrease)..................................................................             (5)                (140)
                                                                                             =============        =============

See accompanying Notes to Financial Statements.

42                                                 UMB SCOUT FUNDS ANNUAL REPORT

        MONEY MARKET FUND                          MONEY MARKET FUND
        FEDERAL PORTFOLIO                           PRIME PORTFOLIO                 TAX-FREE MONEY MARKET FUND
---------------------------------          ---------------------------------      -------------------------------
 YEAR ENDED           YEAR ENDED             YEAR ENDED          YEAR ENDED         YEAR ENDED         YEAR ENDED
JUNE 30, 2005       JUNE 30, 2004          JUNE 30, 2005       JUNE 30, 2004      JUNE 30, 2005      JUNE 30, 2004
-------------       -------------          -------------       -------------      -------------      -------------
$       3,655       $       1,468          $       9,853       $       4,209      $       1,935      $         797
          (21)                 --                    (26)                 --                 --                 --

           --                  --                     --                  --                 --                 --
-------------       -------------          -------------       -------------      -------------      -------------
        3,634               1,468                  9,827               4,209              1,935                797

       (3,655)             (1,468)                (9,853)             (4,209)            (1,935)              (797)
           --                  --                     --                  --                 --                 --
-------------       -------------          -------------       -------------      -------------      -------------
       (3,655)             (1,468)                (9,853)             (4,209)            (1,935)              (797)

           --                  --                     --                  --                 --                 --
      298,015             424,872                745,596             632,243            233,487            207,539
          492                 155                  2,271                 591                112                 46
           --                  --                     --                  --                 --                 --
-------------       -------------          -------------       -------------      -------------      -------------
      298,507             425,027                747,867             632,834            233,599            207,585
     (305,802)           (548,789)              (817,523)         (1,056,706)          (232,622)          (257,983)
-------------       -------------          -------------       -------------      -------------      -------------
       (7,295)           (123,762)               (69,656)           (423,872)               977            (50,398)
-------------       -------------          -------------       -------------      -------------      -------------
       (7,316)           (123,762)               (69,682)           (423,872)               977            (50,398)

      210,202             333,964                586,958           1,010,830            146,131            196,529
-------------       -------------          -------------       -------------      -------------      -------------
$     202,886       $     210,202          $     517,276       $     586,958      $     147,108      $     146,131
=============       =============          =============       =============      =============      =============

      298,015             424,872                745,596             632,243            233,487            207,539
          492                 155                  2,271                 591                112                 47
     (305,802)           (548,789)              (817,523)         (1,056,705)          (232,622)          (257,983)
-------------       -------------          -------------       -------------      -------------      -------------
       (7,295)           (123,762)               (69,656)           (423,871)               977            (50,397)
=============       =============          =============       =============      =============      =============

JUNE 30, 2005                                                                 43

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT STOCK FUND

                                                                                   FOR THE PERIODS ENDED JUNE 30,
                                                                  ----------------------------------------------------------------
                                                                    2005          2004          2003          2002          2001
                                                                  --------      --------      ---------     --------     ---------
Net asset value, beginning of period...........................   $  14.95      $  13.29      $   13.64     $  15.47     $   18.50
                                                                  --------      --------      ---------     --------     ---------
   Income from investment operations:
      Net investment income....................................       0.13          0.08           0.11         0.10          0.16
      Net realized and unrealized gain (loss) on securities....       0.71          1.66          (0.34)       (1.66)        (1.79)
                                                                  --------      --------      ---------     --------     ---------
   Total from investment operations............................       0.84          1.74          (0.23)       (1.56)        (1.63)
                                                                  --------      --------      ---------     --------     ---------
   Distributions from:
      Net investment income....................................      (0.13)        (0.08)         (0.12)       (0.10)        (0.18)
      Net realized gain on securities..........................      (0.33)           --             --        (0.17)        (1.22)
                                                                  --------      --------      ---------     --------     ---------
   Total distributions.........................................      (0.46)        (0.08)         (0.12)       (0.27)        (1.40)
                                                                  --------      --------      ---------     --------     ---------
Net asset value, end of period.................................   $  15.33      $  14.95      $   13.29     $  13.64     $   15.47
                                                                  ========      ========      =========     ========     =========
Total return...................................................       5.67%        13.07%         (1.67)%     (10.16)%       (9.05)%
                                                                  ========      ========      =========     ========     =========
Ratios/Supplemental Data
Net assets, end of period (in millions)........................   $     93      $    127      $      90     $     98     $     117
Ratio of expenses to average net assets:
   Net of waivers..............................................       0.88%         0.87%          0.86%        0.86%         0.88%
   Before waivers..............................................       0.89%         0.87%          0.86%        0.86%         0.88%
Ratio of net investment income to average net assets:
   Net of waivers..............................................       0.75%         0.50%          0.86%        0.70%         0.98%
   Before waivers..............................................       0.74%         0.50%          0.86%        0.70%         0.98%
Portfolio turnover rate........................................         62%           54%            32%          14%           13%

UMB SCOUT GROWTH FUND (Formerly the UMB Scout Stock Select Fund)(a)

                                                                                  FOR THE PERIODS ENDED JUNE  30,
                                                                      ------------------------------------------------------
                                                                        2005         2004       2003       2002       2001
                                                                      ---------     ------    --------    -------    -------
Net asset value, beginning of period...............................   $    8.40     $ 7.46    $   7.60    $  8.55    $  9.59
                                                                      ---------     ------    --------    -------    -------
    Income from investment operations:
       Net investment income.......................................        0.04       0.04        0.06       0.05       0.10
       Net realized and unrealized gain (loss) on securities.......       (0.15)      0.94       (0.14)     (0.95)     (1.04)
                                                                      ---------     ------    --------    -------    -------
    Total from investment operations...............................       (0.11)      0.98       (0.08)     (0.90)     (0.94)
                                                                      ---------     ------    --------    -------    -------
    Distributions from:
       Net investment income.......................................       (0.04)     (0.04)      (0.06)     (0.05)     (0.10)
       Net realized gain on securities.............................          --         --          --         --        --
                                                                      ---------     ------    --------    -------    -------
    Total distributions............................................       (0.04)     (0.04)      (0.06)     (0.05)     (0.10)
                                                                      ---------     ------    --------    -------    -------
Net asset value, end of period.....................................   $    8.25     $ 8.40    $   7.46    $  7.60    $  8.55
                                                                      =========     ======    ========    =======    =======
Total return.......................................................       (1.38)%    13.08%      (1.08)%   (10.60)%    (9.79)%
                                                                      =========     ======    ========    =======    =======
Ratios/Supplemental Data
Net assets, end of period (in millions)............................   $      22     $   24    $     17    $    14    $    14
Ratio of expenses to average net assets:
    Net of waivers.................................................        0.92%      0.93%       0.90%      0.92%      0.85%
    Before waivers.................................................        1.02%      0.93%       0.90%      0.92%      0.85%
Ratio of net investment income to average net assets:
    Net of waivers.................................................        0.42%      0.44%       0.84%      0.58%      1.14%
    Before waivers.................................................        0.32%      0.44%       0.84%      0.58%      1.14%
Portfolio turnover rate............................................         122%        23%         33%        15%        34%

(a) Effective April 1, 2005, the UMB Scout Stock Select Fund was reorganized as the UMB Scout Growth Fund, and the Fund's investment objective and certain investment policies were changed.

See accompanying Notes to Financial Statements.

44                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT SMALL CAP FUND (Formerly the UMB Scout Regional Fund)(a)

                                                                               FOR THE PERIODS ENDED JUNE 30,
                                                                 ------------------------------------------------------
                                                                   2005        2004        2003       2002       2001
                                                                 --------    -------     -------    -------    --------
Net asset value, beginning of period...........................  $  14.88    $ 10.89     $ 10.79    $ 10.79    $   9.82
                                                                 --------    -------     -------    -------    --------
   Income from investment operations:
      Net investment income....................................        --         --          --       0.07        0.20
      Net realized and unrealized gain (loss) on securities....      1.08       4.27        0.21         --        3.03
                                                                 --------    -------     -------    -------    --------
   Total from investment operations............................      1.08       4.27        0.21       0.07        3.23
                                                                 --------    -------     -------    -------    --------
   Distributions from:
      Net investment income....................................        --         --          --      (0.07)      (0.21)
      Net realized gain on securities..........................     (0.60)     (0.28)      (0.11)        --       (2.05)
                                                                 --------    -------     -------    -------    --------
   Total distributions.........................................     (0.60)     (0.28)      (0.11)     (0.07)      (2.26)
                                                                 --------    -------     -------    -------    --------
Net asset value, end of period.................................  $  15.36    $ 14.88     $ 10.89    $ 10.79    $  10.79
                                                                 ========    =======     =======    =======    ========
Total return...................................................      7.34%     39.64%       2.11%      0.68%      33.77%
                                                                 ========    =======     =======    =======    ========
Ratios/Supplemental Data
Net assets, end of period (in millions)........................  $    330    $   108     $    56    $    43    $     34
Ratio of expenses to average net assets........................      0.96%      0.89%       0.87%      0.88%       0.99%
Ratio of net investment income (loss) to average net assets....     (0.23)%    (0.20)%     (0.08)%     0.71%       1.58%
Portfolio turnover rate........................................        66%       109%         89%       105%        122%

UMB SCOUT WORLDWIDE FUND

                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                  ------------------------------------------------------
                                                                    2005        2004        2003       2002       2001
                                                                  --------    ---------   --------   -------    --------
Net asset value, beginning of period...........................   $  21.33    $   17.08   $  17.78   $ 19.58    $  23.47
                                                                  --------    ---------   --------   -------    --------
   Income from investment operations:
     Net investment income.....................................       0.22         0.16       0.18      0.13          --
     Net realized and unrealized gain (loss) on securities.....       3.31         4.25      (0.70)    (1.79)      (3.49)
                                                                  --------    ---------   --------   -------    --------
   Total from investment operations............................       3.53         4.41      (0.52)    (1.66)      (3.49)
                                                                  --------    ---------   --------   -------    --------
   Distributions from:
     Net investment income.....................................      (0.22)       (0.16)     (0.18)    (0.13)      (0.19)
     Net realized gain on securities...........................         --           --         --     (0.01)      (0.21)
                                                                  --------    ---------   --------   -------    --------
   Total distributions.........................................      (0.22)       (0.16)     (0.18)    (0.14)      (0.40)
                                                                  --------    ---------   --------   -------    --------
Net asset value, end of period.................................   $  24.64    $   21.33   $  17.08   $ 17.78    $  19.58
                                                                  ========    =========   ========   =======    ========
Total return...................................................      16.58%       25.81%     (2.89)%   (8.48)%    (14.92)%
                                                                  ========    =========   ========   =======    ========
Ratios/Supplemental Data
Net assets, end of period (in millions)........................   $  1,325    $     724   $    446   $   405    $    335
Ratio of expenses to average net assets........................       1.04%        1.10%      1.14%     1.12%       1.12%
Ratio of net investment income to average net assets...........       1.10%        0.87%      1.16%     0.77%       1.04%
Portfolio turnover rate........................................         19%          12%        12%       13%         11%

(a) Effective July 2, 2001, the UMB Scout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment policies were changed.

See accompanying Notes to Financial Statements.          Continued on next page.

JUNE 30, 2005                                                                 45

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BOND FUND

                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                 --------------------------------------------------------
                                                                   2005        2004        2003        2002        2001
                                                                 --------    --------    --------    --------    --------
Net asset value, beginning of period..........................   $  11.15    $  11.80    $  11.54    $  11.15    $  10.71
                                                                 --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income...................................       0.41        0.43        0.51        0.57        0.60
      Net realized and unrealized gain (loss) on securities...       0.04       (0.55)       0.48        0.39        0.44
                                                                 --------    --------    --------    --------    --------
   Total from investment operations...........................       0.45       (0.12)       0.99        0.96        1.04
                                                                 --------    --------    --------    --------    --------
   Distributions from:
      Net investment income...................................      (0.41)      (0.43)      (0.51)      (0.57)      (0.60)
      Net realized gain on securities.........................      (0.03)      (0.10)      (0.22)         --          --
                                                                 --------    --------    --------    --------    --------
   Total distributions........................................      (0.44)      (0.53)      (0.73)      (0.57)      (0.60)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of period................................   $  11.16    $  11.15    $  11.80    $  11.54    $  11.15
                                                                 ========    ========    ========    ========    ========
Total return..................................................       4.08%      (0.99)%      8.80%       8.76%       9.94%
                                                                 ========    ========    ========    ========    ========
Ratios/Supplemental Data
Net assets, end of period (in millions).......................   $     76    $     82    $     78    $     74    $     70
Ratio of expenses to average net assets:
   Net of waivers.............................................       0.87%       0.87%       0.87%       0.91%       0.86%
   Before waivers.............................................       0.89%       0.87%       0.87%       0.91%       0.86%
Ratio of net investment income to average net assets:
   Net of waivers.............................................       3.65%       3.76%       4.20%       4.98%       5.47%
   Before waivers.............................................       3.63%       3.76%       4.20%       4.98%       5.47%
Portfolio turnover rate.......................................         25%         65%         66%         54%         40%

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

                                                                                 FOR THE PERIODS ENDED JUNE 30,
                                                                 --------------------------------------------------------
                                                                   2005        2004        2003        2002        2001
                                                                 --------    --------    --------    --------    --------
Net asset value, beginning of period..........................   $   9.90    $  10.20    $  10.09    $   9.98    $   9.67
                                                                 --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income...................................       0.29        0.31        0.31        0.37        0.41
      Net realized and unrealized gain (loss) on securities...       0.03       (0.28)       0.12        0.11        0.31
                                                                 --------    --------    --------    --------    --------
   Total from investment operations...........................       0.32        0.03        0.43        0.48        0.72
                                                                 --------    --------    --------    --------    --------
   Distributions from:
      Net investment income...................................      (0.29)      (0.31)      (0.31)      (0.37)      (0.41)
      Net realized gain on securities.........................         --       (0.02)      (0.01)         --          --
                                                                 --------    --------    --------    --------    --------
   Total distributions........................................      (0.29)      (0.33)      (0.32)      (0.37)      (0.41)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of period................................   $   9.93    $   9.90    $  10.20    $  10.09    $   9.98
                                                                 ========    ========    ========    ========    ========
Total return..................................................       3.30%       0.29%      4.27%        4.86%       7.59%
                                                                 ========    ========    ========    ========    ========
Ratios/Supplemental Data
Net assets, end of period (in millions).......................   $      6    $      6    $      7    $      7    $      7
Ratio of expenses to average net assets:
   Net of waivers.............................................       0.53%       0.54%       0.51%       0.52%       0.50%
   Before waivers.............................................       1.08%       0.54%       0.51%       0.52%       0.50%
Ratio of net investment income to average net assets:
   Net of waivers.............................................       2.91%       3.06%       3.07%       3.63%       4.12%
   Before waivers.............................................       2.36%       3.06%       3.07%       3.63%       4.12%
Portfolio turnover rate.......................................         97%         60%         77%         44%          7%

See accompanying Notes to Financial Statements.

46                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND

                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                 --------------------------------------------------------
                                                                   2005        2004        2003       2002         2001
                                                                 --------    --------    --------    --------    --------
FEDERAL PORTFOLIO
Net asset value, beginning of period...................          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income............................              0.02        0.01        0.01        0.02        0.05
                                                                 --------    --------    --------    --------    --------
   Distributions from:
      Net investment income............................             (0.02)      (0.01)      (0.01)      (0.02)      (0.05)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of period.........................          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ========    ========    ========    ========    ========
Total return...........................................              1.69%       0.52%       0.92%       1.91%       5.47%
                                                                 ========    ========    ========    ========    ========
Ratios/Supplemental Data
Net assets, end of period (in millions)................          $    203    $    210    $    334    $    353    $    375
Ratio of expenses to average net assets................              0.51%       0.51%       0.51%       0.51%       0.51%
Ratio of net investment income to average net assets...              1.65%       0.52%       0.91%       1.91%       5.30%

UMB SCOUT MONEY MARKET FUND

                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                 ---------------------------------------------------------
                                                                   2005        2004        2003        2002        2001
                                                                 --------    --------    --------    --------    --------
PRIME PORTFOLIO
Net asset value, beginning of period...................          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income............................              0.02        0.01        0.01        0.02        0.05
                                                                 --------    --------    --------    --------    --------
   Distributions from:
      Net investment income............................             (0.02)      (0.01)      (0.01)      (0.02)      (0.05)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of period.........................          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ========    ========    ========    ========    ========
Total return...........................................              1.71%       0.54%       0.95%       1.94%       5.52%
                                                                 ========    ========    ========    ========    ========
Ratios/Supplemental Data
Net assets, end of period (in millions)................          $    517    $    587    $  1,011    $    938    $    865
Ratio of expenses to average net assets................              0.50%       0.51%       0.50%       0.51%       0.50%
Ratio of net investment income to average net assets...              1.69%       0.54%       0.94%       1.91%       5.33%

See accompanying Notes to Financial Statements.          Continued on next page.

JUNE 30, 2005                                                                47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TAX-FREE MONEY MARKET FUND

                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                 --------------------------------------------------------
                                                                   2005        2004        2003        2002        2001
                                                                 --------    --------    --------    --------    --------
Net asset value, beginning of period....................         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income.............................             0.01          --        0.01        0.01        0.03
                                                                 --------    --------    --------    --------    --------
   Distributions from:
      Net investment income.............................            (0.01)         --       (0.01)      (0.01)      (0.03)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of period..........................         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ========    ========    ========    ========    ========
Total return............................................             1.25%       0.42%       0.71%       1.23%       3.25%
                                                                 ========    ========    ========    ========    ========
Ratios/Supplemental Data
Net assets, end of period (in millions).................         $    147    $    146    $    197    $    175    $    146
Ratio of expenses to average net assets.................             0.51%       0.51%       0.51%       0.51%       0.51%
Ratio of net investment income to average net assets....             1.24%       0.42%       0.70%       1.19%       3.17%

See accompanying Notes to Financial Statements.

48                                                 UMB SCOUT FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UMB Scout Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following eight diversified portfolios: UMB Scout Stock Fund ("Stock"), UMB Scout Growth Fund ("Growth"), UMB Scout Small Cap Fund ("Small Cap"), UMB Scout WorldWide Fund ("WorldWide"), UMB Scout Bond Fund ("Bond"), UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market") and one non-diversified portfolio:
UMB Scout Kansas Tax-Exempt Bond Fund ("Kansas Tax-Exempt Bond") (individually referred to as a "Fund," or collectively as the "Funds"). Prior to April 1, 2005, the Growth Fund was known as the UMB Scout Stock Select Fund.

The Funds' investment objectives are as follows:

FUND                                INVESTMENT OBJECTIVE
----                                --------------------
Stock .............................  Long-term growth of capital and income

Growth ............................  Long-term growth of capital

Small Cap .........................  Long-term growth of capital

WorldWide .........................  Long-term growth of capital and income

Bond ..............................  Maximum current income consistent with quality and maturity standards

Kansas Tax-Exempt Bond ............  Current income exempt from regular federal income tax and Kansas state personal income
                                     tax

Money Market - Federal Portfolio...  Maximum income consistent with safety of principal and liquidity

Money Market - Prime Portfolio ....  Maximum income consistent with safety of principal and liquidity

Tax-Free Money Market .............  Highest level of income exempt from federal income tax consistent with quality and
                                    maturity standards

Stock, Growth, WorldWide, Bond, Kansas Tax-Exempt Bond, Money Market - Federal Portfolio, Money Market - Prime Portfolio, Tax-Free Money Market were previously organized as Maryland corporations. Effective April 1, 2005, shareholders approved the reorganization of these Funds, except WorldWide, from Maryland corporations (or series thereof) to series of the Trust. The shareholders of WorldWide approved the reorganization of the Fund from a Maryland corporation to a series of the Trust effective April 12, 2005.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

a) SECURITY VALUATIONS -- Each security listed on an exchange, except Nasdaq National Market(R) and SmallCap(R) securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market(R) and SmallCap(R) securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If the Funds' Advisor

                                                         Continued on next page.

JUNE 30, 2005                                                                 49

JUNE 30, 2005

     determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds' Advisor will value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its net asset value. The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security.

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

b) FOREIGN CURRENCY -- Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

     a. Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange on June 30, 2005.

     b. Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

c) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

     As of June 30, 2005, the following Funds had net capital loss carryovers:

                                                                             MONEY MARKET       TAX-FREE
                                       GROWTH      WORLDWIDE     BOND           FUND          MONEY MARKET
(in thousands)                          FUND          FUND       FUND      PRIME PORTFOLIO        FUND
--------------                         -------     ---------    -------    ---------------    ------------
For losses expiring June 30,
    2008......................         $    --       $    --    $    --        $   --            $    --
    2009......................              --            --         --            --                 --
    2010......................             211         5,916         --            --                 --
    2011......................           2,125        14,270         --             1                 25
    2012......................             841         6,486         --            --                 --
    2013......................              --            --        170            --                 --
                                       -------       -------    -------        ------            -------
Total.........................         $ 3,177       $26,672    $   170        $    1            $    25
                                       =======       =======    =======        ======            =======

50                                                 UMB SCOUT FUNDS ANNUAL REPORT

     Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

     As of June 30, 2005, Bond, Money Market Fund Federal Portfolio and Money Market Fund Prime Portfolio had (in thousands): $165, $21, and $26, respectively, of post-October losses, which are deferred until July 1, 2005 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

d) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

     Accordingly, at June 30, 2005, reclassifications (in thousands) were recorded to increase (decrease) capital by $0, $0, and $(23), increase (decrease) net investment income (loss) by $448, $297, and $0, and increase (decrease) net realized gain (loss) on investment by $(448), $(297), and $23, for the Small Cap, Bond and Tax-Free Money Market Funds, respectively.

     For Federal income tax purposes, the Stock and Small Cap Funds designate capital gain dividends of (in thousands): $9,896 and $6,399, respectively, for the year ended June 30, 2005.

     For Federal income tax purposes the Kansas Tax-Exempt Bond and Tax-Free Money Market Funds designate tax-exempt income dividends of (in thousands):
     $168 and $1,935, respectively, for the year ended June 30, 2005.

     Pursuant to Section 853 of the Internal Revenue Code of 1986, the WorldWide Fund, designates (in thousands) $12,401 of income derived from foreign sources and $1,754 of foreign taxes paid, respectively, for the year ended June 30, 2005.

     For the year ended June 30, 2005, 67.79%, 100%, 31.66%, and 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Stock, Growth, Small Cap and WorldWide Funds, respectively, are designated as qualified dividend income.

     Dividends paid by the Stock, Growth, Small Cap and WorldWide Funds, during the fiscal year ended June 30, 2005, which are not designated as capital gain distributions, should be multiplied by 65.26%, 100%, 31.66%, and 0.88%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

e) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

f) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

g) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

                                                         Continued on next page.

JUNE 30, 2005                                                                 51

JUNE 30, 2005

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) MANAGEMENT FEES -- Prior to April 1, 2005, the Funds had entered into Management Agreements with Scout Investments Advisors, Inc. (the "Advisor"). Pursuant to the Management Agreements, the Advisor provided or paid the cost of all investment advice and management services required in the normal operation of the Funds. This included investment management, shareholder servicing, custody and directors, legal and independent auditor fees. Not considered normal operating expenses and therefore payable by the Funds were brokerage, interest, taxes, fees and other charges of governments and their agencies, including qualifying the Funds' shares for sale, director and officer insurance policy premiums and extraordinary expenses. Each of the Funds was subject to the following fees under the Management Agreements for the period from July 1, 2004 through March 31, 2005:

          Stock, Growth, Small Cap and Bond -- 0.85% of average daily net assets.

          WorldWide -- 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of daily average net assets over $1 billion.

          Kansas Tax-Exempt Bond, Money Market - Federal Portfolio, Money Market
          - Prime Portfolio and Tax-Free Money Market -- 0.50% of average daily net assets.

b) INVESTMENT ADVISORY FEES -- Effective April 1, 2005, the Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with the Advisor. Each of the Funds was subject to the following fees under the Agreement for the period from April 1, 2005, through June 30, 2005:

          Stock and Growth -- 0.60% of the first $1 billion of average daily net assets and 0.575% of daily net assets over $1 billion.

          Small Cap -- 0.75% of the first $1 billion of average daily net assets and 0.65% of daily net assets over $1 billion.

          WorldWide -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

          Bond -- 0.57% of the first $1 billion of average daily net assets and 0.52% of daily net assets over $1 billion.

          Kansas Tax-Exempt Bond -- 0.30% of the first $1 billion of average daily net assets and 0.25% of daily net assets over $1 billion.

          Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

          Money Market - Prime Portfolio -- 0.34% of average daily net assets.

      Under an agreement with the Trust, on behalf of Stock, Growth and Bond Funds, the Advisor has agreed to subsidize expenses in order to limit the overall expenses of the Stock, Growth and Bond Funds to no more than 0.90%, 0.90% and 0.87% of each Fund's average daily net assets, respectively, through October 31, 2006.

      The Advisor has also entered into an agreement with the Trust, on behalf of the Kansas Tax-Exempt Bond, to reduce all or a portion of its advisory fees, and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund's total annual operating expenses:

          (a) do not exceed 0.54% of average daily net assets for the period commencing April 1, 2005, up to and including October 31, 2007; and

          (b) do not exceed the median of total annual operating expenses in the Intermediate Muni Debt Lipper benchmark category for the period beginning November 1, 2007, and thereafter.

52                                                 UMB SCOUT FUNDS ANNUAL REPORT

c) ADMINISTRATION AND FUND ACCOUNTING FEES -- Effective April 1, 2005, the Trust, on behalf of the Funds, entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from April 1, 2005, through June 30, 2005:

          Stock, Growth, Small Cap, Bond, Kansas Tax-Exempt Bond, Money Market - Federal, Money Market - Prime and Tax-Free Money Market -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

          WorldWide -- 0.12% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

d) SHAREHOLDER SERVICING FEES -- Effective April 1, 2005, UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

e) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

f) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.

3. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2005, excluding short-term investments, were as follows:

                                             OTHER THAN
                                           U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                               SECURITIES           SECURITIES
--------------                             ---------------     ---------------
STOCK FUND:
   Purchases ..........................      $     65,001          $     --
   Sale/Maturity proceeds .............      $     85,368          $     --

GROWTH FUND:
   Purchases ..........................      $     28,626          $     --
   Sale/Maturity proceeds .............      $     30,984          $     --

SMALL CAP FUND:
   Purchases ..........................      $    279,985          $     --
   Sale/Maturity proceeds .............      $    117,437          $     --

WORLDWIDE FUND:
   Purchases ..........................      $    642,036          $     --
   Sale/Maturity proceeds .............      $    169,299          $     --

BOND FUND:
   Purchases ..........................      $     2,017           $ 17,404
   Sale/Maturity proceeds .............      $     8,274           $ 14,949

KANSAS TAX-EXEMPT BOND FUND:
   Purchases ..........................      $     5,027           $     --
   Sale/Maturity proceeds .............      $     5,067           $     --

The aggregate amount of security transactions during the year ended June 30, 2005, for the money market funds were as follows:

                                                    OTHER THAN
                                                  U.S. GOVERNMENT               U.S.GOVERNMENT
(in thousands)                                      SECURITIES                    SECURITIES
--------------                                    ---------------               --------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
  Purchases .............................            $         --                $  2,918,695

  Sale/Maturity proceeds ................            $         --                $  2,931,955

MONEY MARKET FUND - PRIME PORTFOLIO:
  Purchases .............................            $  3,656,280                $  4,651,104
  Sale/Maturity proceeds ................            $  3,830,566                $  4,558,063

TAX-FREE MONEY MARKET FUND:
  Purchases .............................            $         --                $    690,615
  Sale/Maturity proceeds ................            $         --                $    691,763

                                                         Continued on next page.

JUNE 30, 2005                                                                 53

JUNE 30, 2005

4. FEDERAL TAX INFORMATION

At June 30, 2005, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

                                                                                   KANSAS    MONEY     MONEY
                                                                                    TAX-    MARKET    MARKET    TAX-FREE
                                                      SMALL                        EXEMPT    FUND      FUND      MONEY
                                   STOCK    GROWTH     CAP     WORLDWIDE    BOND    BOUND   FEDERAL    PRIME     MARKET
         (in thousands)             FUND     FUND     FUND       FUND       FUND    FUND   PORTFOLIO PORTFOLIO    FUND
--------------------------------- -------  -------  --------  ----------  -------  ------  --------- ---------  --------
Unrealized appreciation ......... $12,629  $ 1,841  $ 40,284  $  290,282  $   987  $  107  $      -- $      --  $     --
Unrealized depreciation .........  (1,943)    (379)  (11,984)    (28,487)    (419)    (11)        --        --        --
                                  -------  -------  --------  ----------  -------  ------  --------- ---------  --------
Net unrealized appreciation
  (depreciation) ................ $10,686  $ 1,462  $ 28,300  $  261,795  $   568  $   96  $      -- $      --  $     --
                                  =======  =======  ========  ==========  =======  ======  ========= =========  ========
Cost of securities on a tax
  basis ......................... $82,590  $20,897  $304,039  $1,061,683  $74,934  $5,427  $ 202,789 $ 516,834  $146,889
                                  =======  =======  ========  ==========  =======  ======  ========= =========  ========

The tax character of distributions paid during the fiscal years ended June 30, 2005 and 2004, were as follows:

                                     STOCK FUND         GROWTH FUND        SMALL CAP FUND     WORLDWIDE FUND     BOND FUND
                                  ----------------- ------------------    ----------------- -----------------  -----------------
                                   YEAR     YEAR     YEAR      YEAR        YEAR     YEAR     YEAR     YEAR       YEAR     YEAR
                                   ENDED    ENDED    ENDED     ENDED       ENDED    ENDED    ENDED    ENDED     ENDED    ENDED
                                  JUNE 30, JUNE 30, JUNE 30,  JUNE 30,    JUNE 30, JUNE 30, JUNE 30, JUNE 30,  JUNE 30, JUNE 30,
         (in thousands)            2005     2004     2005      2004         2005     2004    2005      2004      2005     2004
--------------------------------  ------- --------  --------  --------   --------  -------  -------  --------  -------  -------
Distributions paid from:
  Ordinary Income ...............  $  850   $  652   $  103    $   94     $ 1,042   $   --  $11,370  $  5,145  $ 2,910   $3,693
  Net long-term capital gains ...   2,612       --       --        --       5,876    1,261       --        --      209      637
                                   ------   ------   ------    ------     -------   ------  -------  --------  -------   ------
Total taxable distributions .....   3,462      652      103        94       6,918    1,261   11,370     5,145    3,119    4,330
  Exempt interest ...............      --       --       --        --          --       --       --        --       --       --
                                   ------   ------   ------    ------     -------   ------  -------  --------  -------   ------
  Total distributions paid ......  $3,462   $  652   $  103    $   94     $ 6,918   $1,261  $11,370  $  5,145  $ 3,119   $4,330
                                   ======   ======   ======    ======     =======   ======  =======  ========  =======   ======

                                     KANSAS TAX-EXEMPT   MONEY MARKET FUND   MONEY MARKET FUND       TAX-FREE
                                         BOND FUND       FEDERAL PORTFOLIO    PRIME PORTFOLIO    MONEY MARKET FUND
                                    ------------------  ------------------  ------------------  ------------------
                                      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                    JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
          (in thousands)              2005      2004      2005      2004      2005      2004      2005      2004
----------------------------------  --------  --------  --------  --------  --------  --------  --------  --------
Distributions paid from:
  Ordinary Income ................  $     --  $     --  $  3,655  $  1,468  $  9,853  $  4,209  $     --  $     --
  Net long-term capital gains ....         1        13        --        --        --        --        --        --
                                    --------  --------  --------  --------  --------  --------  --------  --------
Total taxable distributions ......         1        13     3,655     1,468     9,853     4,209        --        --
  Exempt interest ................       168       183        --        --        --        --     1,935       797
                                    --------  --------  --------  --------  --------  --------  --------  --------
Total distributions paid .........  $    169  $    196  $  3,655  $  1,468  $  9,853  $  4,209  $  1,935  $    797
                                    ========  ========  ========  ========  ========  ========  ========  ========

As of June 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                    KANSAS    MONEY     MONEY
                                                                                     TAX-    MARKET     MARKET   TAX-FREE
                                                       SMALL                        EXEMPT    FUND       FUND     MONEY
                                    STOCK    GROWTH     CAP     WORLDWIDE    BOND    BOND    FEDERAL    PRIME     MARKET
         (in thousands)              FUND     FUND     FUND       FUND       FUND    FUND   PORTFOLIO PORTFOLIO    FUND
---------------------------------  -------  -------  --------  ----------  -------  ------  --------- ---------  --------
Undistributed ordinary income ...  $ 1,659  $     6  $  2,494  $      789  $    --  $   --  $     --    $  --     $   --
Undistributed long-term capital
 gains ..........................    9,896       --     2,735          --       --      --        --       --         --
                                   -------  -------  --------  ----------  -------  ------  --------    -----     ------
Tax accumulated earnings ........   11,555        6     5,229         789       --      --        --       --         --
Accumulated capital and other
 losses .........................       --   (3,177)       --     (26,672)    (335)     --       (21)     (27)       (26)
Unrealized appreciation
 (depreciation) .................   10,686    1,462    28,300     261,795      568      96        --       --         --
                                   -------  -------  --------  ----------  -------  ------  --------    -----     ------
Total accumulated earnings
 (deficit) ......................  $22,241  $(1,709) $ 33,529  $  235,912  $   233  $   96  $    (21)   $ (27)    $  (26)
                                   =======  =======  ========  ==========  =======  ======  ========    =====     ======

54                                                 UMB SCOUT FUNDS ANNUAL REPORT

5. FUND MERGER

On December 17, 2004, at a special meeting of shareholders of the UMB Scout WorldWide Select Fund, the shareholders approved the merger of their Fund into the UMB Scout WorldWide Fund. The UMB Scout WorldWide Select Fund and the UMB Scout WorldWide Fund were series of UMB Scout WorldWide Fund, Inc. On December 20, 2004, the UMB Scout WorldWide Fund acquired all the net assets of the UMB Scout WorldWide Select Fund pursuant to the Plan of Reorganization approved by the UMB Scout WorldWide Select Fund shareholders at the special meeting. The acquisition was accomplished by a tax-free exchange of (in thousands) 3,393 shares of the UMB Scout WorldWide Fund (valued at $79,898) for the 6,918 shares of the UMB Scout WorldWide Select Fund outstanding at December 20, 2004. The UMB Scout WorldWide Select Fund's net assets at that date (in thousands) ($79,898), including $18,761 of unrealized appreciation, were combined with those of the UMB Scout WorldWide Fund. The aggregate net assets of the UMB Scout WorldWide Fund and the UMB Scout WorldWide Select Fund immediately before the acquisition were (in thousands) $906,481 and $79,898, respectively.

6. REORGANIZATION, ELECTION OF DIRECTORS/TRUSTEES, REVISED ADVISORY AGREEMENTS, AND MODIFICATION/RECLASSIFICATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

On March 29, 2005, at special meetings of the shareholders of the UMB Scout Stock Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., (each a "Corporation") and UMB Scout Funds (the "Trust"), the shareholders voted on numerous proposals. The shareholders of each Corporation and the Trust approved the election of six individuals to serve on the Board of Directors or Board of Trustees, as the case may be, of each Corporation or Trust, respectively. The shareholders of each Corporation and the Trust approved a revised investment advisory agreement. The shareholders of each Corporation and the Trust approved the modification or reclassification of certain fundamental investment restrictions and the redesignation of the Funds' investment objectives from fundamental to non-fundamental. The shareholders of each Corporation approved the redesignation of certain investment policies from fundamental to non-fundamental. The shareholders of each Corporation, except WorldWide Fund, approved a Plan of Reorganization, pursuant to which each Corporation would be reorganized as a separate series of the Trust. On April 12, 2005, the shareholders of WorldWide Fund approved a Plan of Reorganization, pursuant to which WorldWide Fund would be reorganized as a separate series of the Trust. The changes approved by the shareholders of each Corporation, as described above, became effective for the corresponding series of the Trust after the reorganization.

JUNE 30, 2005                                                                 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE, BOARD OF DIRECTORS AND SHAREHOLDERS
UMB SCOUT FUNDS
KANSAS CITY, MISSOURI

We have audited the accompanying statements of assets and liabilities of the UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund (Federal and Prime Portfolios) and UMB Scout Tax-Free Money Market Fund (all the Funds comprising the UMB Scout Funds, hereafter referred to as "the Funds"), including the schedules of investments, as of June 30, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Funds as of June 30, 2005, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Houston, Texas
July 21, 2005

56                                                 UMB SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (UNAUDITED)
JUNE 30, 2005

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the UMB Scout WorldWide Fund and UMB Scout Small Cap Fund will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for UMB Scout WorldWide Fund and UMB Scout Small Cap Fund. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                            EXPENSES
                                                              PAID
                          BEGINNING   ENDING                 DURING
                           ACCOUNT    ACCOUNT   ANNUALIZED   PERIOD
                            VALUE      VALUE      EXPENSE   1/1/05 -
          FUND              1/1/05    6/30/05      RATIO    6/30/05*
------------------------  ---------  ---------  ----------  --------
UMB SCOUT STOCK FUND
 Actual ................  $1,000.00  $1,015.90   0.8845%    $  4.42
 Hypothetical ..........   1,000.00   1,020.61   0.8845%       4.43

UMB SCOUT GROWTH FUND
 Actual ................   1,000.00     955.50   0.9056%       4.39
 Hypothetical ..........   1,000.00   1,020.51   0.9056%       4.54

UMB SCOUT SMALL CAP FUND
 Actual ................   1,000.00     998.10   0.9600%       4.76
 Hypothetical ..........   1,000.00   1,020.24   0.9600%       4.81

UMB SCOUT WORLDWIDE FUND
 Actual ................   1,000.00   1,030.30   1.0397%       5.23
 Hypothetical ..........   1,000.00   1,019.84   1.0397%       5.21

UMB SCOUT BOND FUND
 Actual ................   1,000.00   1,013.30   0.8724%       4.36
 Hypothetical ..........   1,000.00   1,020.67   0.8724%       4.37

UMB SCOUT KANSAS
TAX-EXEMPT BOND FUND
 Actual ................   1,000.00   1,009.80   0.5344%       2.66
 Hypothetical ..........   1,000.00   1,022.35   0.5344%       2.68

UMB SCOUT MONEY MARKET
FUND - FEDERAL PORTFOLIO
 Actual ................   1,000.00   1,011.00   0.5054%       2.52
 Hypothetical ..........   1,000.00   1,022.49   0.5054%       2.53

UMB SCOUT MONEY MARKET
FUND - PRIME PORTFOLIO
 Actual ................   1,000.00   1,011.10   0.5029%       2.51
 Hypothetical ..........   1,000.00   1,022.51   0.5029%       2.52

UMB SCOUT TAX-FREE
MONEY MARKET FUND
 Actual ................   1,000.00   1,008.20   0.5068%       2.52
 Hypothetical ..........   1,000.00   1,022.49   0.5068%       2.54

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent Fiscal half-year 181/365 (to reflect the half-year period).

JUNE 30, 2005                                                                 57

RESULTS OF THE SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

UMB SCOUT STOCK FUND, INC.

A special meeting of the shareholders of UMB Scout Stock Fund ("Stock Fund") and UMB Scout Stock Select Fund ("Stock Select Fund") (currently named the UMB Scout Growth Fund), each a series of the UMB Scout Stock Fund, Inc., was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

       NOMINEE                          AFFIRMATIVE                WITHHELD             TOTAL
       -------                          -----------                --------             -----
William E. Hoffman,
  D.D.S. ....................          7,973,779.312               59,979.352       8,033,758.664
Eric T. Jager ...............          7,964,968.007               68,790.657       8,033,758.664
Stephen H. Rose .............          7,914,043.589              119,715.075       8,033,758.664
Stuart Wien .................          7,964,603.821               69,154.843       8,033,758.664
Andrea F. Bielsker ..........          7,923,562.491              110,196.173       8,033,758.664
William B. Greiner ..........          6,786,575.312            1,247,183.352       8,033,758.664

2. To approve an Agreement and Plan of Reorganization, pursuant to which each series of UMB Scout Stock Fund, Inc., organized as a Maryland corporation, would be reorganized as a separate series of UMB Scout Funds, a Delaware statutory trust (the "Trust").

     FUND                AFFIRMATIVE      AGAINST       ABSTAIN     BROKER NON-VOTES        TOTAL
     ----                -----------      -------       -------     ----------------        -----
Stock Fund ..........   5,198,659.538    13,093.747    61,253.624     217,203.000       5,490,209.909
Stock Select Fund ...   2,507,385.079       518.365     9,530.311      26,115.000       2,543,548.755

3. To approve a new investment advisory agreement for each Fund.

     FUND                AFFIRMATIVE      AGAINST       ABSTAIN     BROKER NON-VOTES        TOTAL
     ----                -----------      -------       -------     ----------------        -----
Stock Fund ..........   5,196,034.966    14,140.916    62,831.027     217,203.000       5,490,209.909
Stock Select Fund ...   2,518,840.096    14,541.348    10,167.311           0.000       2,543,548.755

4. To approve the modification or reclassification of certain fundamental investment restrictions, relating to:

                                                                                                     BROKER
               MATTER                      FUND           AFFIRMATIVE     AGAINST     ABSTAIN       NON-VOTES         TOTAL
               ------                      ----           -----------     -------     -------       ---------         -----
(4A) Senior securities and borrowing  Stock Fund         5,180,688.373  17,950.130   74,368.406    217,203.000   5,490,209.909
(4B) Underwriting securities          Stock Fund         5,180,855.290  18,402.100   73,749.519    217,203.000   5,490,209.909
(4C) Real estate                      Stock Fund         5,178,283.738  18,641.519   76,081.652    217,203.000   5,490,209.909
(4D) Lending                          Stock Fund         5,206,140.441  18,900.250   47,966.218    217,203.000   5,490,209.909
(4E) Concentration of investments     Stock Fund         5,210,529.041  17,098.242   45,379.626    217,203.000   5,490,209.909
                                      Stock Select Fund  2,504,998.972   2,662.334    9,772.449     26,115.000   2,543,548.755
(4F) Commodities                      Stock Fund         5,209,629.734  17,312.549   46,064.626    217,203.000   5,490,209.909
                                      Stock Select Fund  2,504,883.617   2,777.689    9,772.449     26,115.000   2,543,548.755
(4G) Reclassification of certain
     fundamental                      Stock Fund         5,204,523.645  21,515.523   46,967.741    217,203.000   5,490,209.909
     restrictions as
     non-fundamental                  Stock Select Fund  2,504,835.447   2,796.014    9,802.294     26,115.000   2,543,548.755

5. To approve the redesignation of certain of Stock Fund's investment objectives from fundamental to non-fundamental.

     FUND             AFFIRMATIVE      AGAINST       ABSTAIN     BROKER NON-VOTES        TOTAL
     ----             -----------      -------       -------     ----------------        -----
Stock Fund.......    4,041,950.756   1,182,457.830  48,598.323     217,203.000       5,490,209.909

6. To approve the redesignation of certain of Stock Fund's investment policies from fundamental to non-fundamental.

     FUND             AFFIRMATIVE      AGAINST       ABSTAIN     BROKER NON-VOTES        TOTAL
     ----             -----------      -------       -------     ----------------        -----
Stock Fund ......    4,041,521.629  1,182,886.957   48,598.323     217,203.000       5,490,209.909

58                                                 UMB SCOUT FUNDS ANNUAL REPORT

UMB SCOUT FUNDS

A special meeting of the shareholders of the UMB Scout Small Cap Fund series of the UMB Scout Funds ("Small Cap Fund") was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                               AFFIRMATIVE     WITHHELD        TOTAL
-------------------------------      -------------   -----------  -------------
William E. Hoffman, D.D.S. ....      8,030,276.163   225,286.859  8,255,563.022
Eric T. Jager .................      8,032,705.116   222,857.906  8,255,563.022
Stephen H. Rose ...............      8,023,827.184   231,735.838  8,255,563.022
Stuart Wien ...................      8,032,940.590   222,622.432  8,255,563.022
Andrea F. Bielsker ............      8,034,012.752   221,550.270  8,255,563.022
William B. Greiner ............      8,028,563.116   226,999.906  8,255,563.022

3. To approve a new investment advisory agreement for the Fund.

FUND                 AFFIRMATIVE     AGAINST      ABSTAIN     BROKER NON-VOTES       TOTAL
-----------------   -------------  -----------  -----------   ----------------   -------------
Small Can Fund...   6,800,954.857  256,122.757  154,331.408     1,044,154.000    8,255,563.022

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                                      FUND         AFFIRMATIVE     AGAINST       ABSTAIN    BROKER NON-VOTES       TOTAL
------------------------------------   --------------   -------------  -----------   -----------  ----------------   -------------
(4A) Senior securities and borrowing   Small Cap Fund   6,781,368.854  273,396.835   156,643.333    1,044,154.000    8,255,563.022
(4B) Underwriting securities           Small Cap Fund   6,792,308.344  258,919.466   160,181.212    1,044,154.000    8,255,563.022
(4C) Real estate                       Small Cap Fund   6,795,550.093  254,674.972   161,183.957    1,044,154.000    8,255,563.022
(4D) Lending                           Small Cap Fund   6,781,987.341  273,076.428   156,345.253    1,044,154.000    8,255,563.022
(4E) Concentration of investments      Small Cap Fund   6,768,754.343  288,404.460   154,250.219    1,044,154.000    8,255,563.022
(4F) Commodities                       Small Cap Fund   6,753,243.005  301,401.174   156,764.843    1,044,154.000    8,255,563.022
(4G) Reclassification of certain       Small Cap Fund   6,771,874.021  278,655.295   160,879.706    1,044,154.000    8,255,563.022
     fundamental restrictions as
     non-fundamental

5. To approve the redesignation of certain investment objectives from fundamental to non-fundamental.

FUND                 AFFIRMATIVE       AGAINST        ABSTAIN       BROKER NON-VOTES       TOTAL
-----------------   -------------    -----------    -----------     ----------------   -------------
Small Cap Fund...   6,750,149.057    307,860.193    153,399.772       1,044,154.000    8,255,563.022

                                                         Continued on next page.

JUNE 30, 2005                                                                 59

UMB SCOUT WORLDWIDE FUND, INC.

Special meetings of the shareholders of the UMB Scout WorldWide Fund, the series of UMB Scout WorldWide Fund, Inc. (the "Fund"), were held on March 29, 2005, and April 12, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                                  AFFIRMATIVE        WITHHELD           TOTAL
-------------------------------        --------------     -------------    --------------
William E. Hoffman, D.D.S......        23,168,804.088     1,088,118.140    24,256,922.228
Eric T. Jager..................        23,225,574.694     1,031,347.534    24,256,922.228
Stephen H. Rose................        23,206,280.104     1,050,642.124    24,256,922.228
Stuart Wien....................        23,170,378.099     1,086,544.192    24,256,922.228
Andrea E. Bielsker.............        23,216,069.588     1,040,852.640    24,256,922.228
William B. Greiner.............        23,220,626.434     1,036,295.794    24,256,922.228

2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, which is a series of a Maryland corporation would be reorganized as a separate series of the Trust.

FUND                 AFFIRMATIVE         AGAINST         ABSTAIN     BROKER NON-VOTES         TOTAL
-----------------   --------------     -----------     -----------   ----------------    --------------
WorldWide Fund...   20,053,674.371     739,577.578     804,047.279     2,659,623.000     24,256,922.228

3. To approve a new investment advisory agreement for the Fund.

FUND                 AFFIRMATIVE         AGAINST         ABSTAIN     BROKER NON-VOTES         TOTAL
-----------------   --------------    -------------    -----------   ----------------    --------------
WorldWide Fund...   19,531,761.613    1,247,846.106    817,691.509     2,659,623.000     24,256,922.228

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                                     FUND        AFFIRMATIVE       AGAINST       ABSTAIN    BROKER NON-VOTES       TOTAL
------------------------------------  --------------  --------------  -------------  -----------  ----------------  --------------
(4A) Senior securities and borrowing  WorldWide Fund  19,701,669.516  1,035,344.667  860,285.045    2,659,623.000   24,256,922.228
(4B) Underwriting securities          WorldWide Fund  19,770,801.527    958,958.907  867,538.794    2,659,623.000   24,256,922.228
(4Q) Real estate                      WorldWide Fund  19,767,248.974    968,871.841  861,178.413    2,659,623.000   24,256,922.228
(4D) Lending                          WorldWide Fund  19,708,020.343  1,028,014.844  861,264.041    2,659,623.000   24,256,922.228
(4E) Concentration of investments     WorldWide Fund  19,615,808.034  1,127,078.717  854,412.477    2,659,623.000   24,256,922.228
(4F) Commodities                      WorldWide Fund  19,706,940.780  1,022,708.149  867,650.299    2,659,623.000   24,256,922.228
(4G) Reclassification of certain      WorldWide Fund  19,500,954.003  1,235,619.271  860,725.954    2,659,623.000   24,256,922.228
     fundamental restrictions as
     non-fundamental

5. To approve the redesignation of certain investment objectives from fundamental to non-fundamental.

FUND                  AFFIRMATIVE        AGAINST         ABSTAIN     BROKER NON-VOTES         TOTAL
-----------------   --------------    -------------    -----------   ----------------    --------------
WorldWide Fund...   17,666,476.592    3,087,830.809    842,991.827     2,659,623.000     24,256,922.228

6. To approve the redesignation of certain investment policies from fundamental to non-fundamental.

FUND                  AFFIRMATIVE        AGAINST         ABSTAIN     BROKER NON-VOTES         TOTAL
-----------------   --------------    -------------    -----------   ----------------    --------------
WorldWide Fund...   17,664,087.100    3,083,270.378    849,941.750     2,659,623.000     24,256,922.228

60                                                 UMB SCOUT FUNDS ANNUAL REPORT

A reconvened special meeting of the shareholders of the Fund, which was adjourned to permit further solicitation of proxies and to ensure that all shareholders had additional time to exercise their voting rights with respect to the reorganization of the Fund from a series of a Maryland corporation to a series of the Trust, was held on April 12, 2005. The results of the vote at the shareholder meeting held on April 12, 2005, were as follows:

1. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate series of the Trust.

FUND                  AFFIRMATIVE       AGAINST         ABSTAIN      BROKER NON-VOTES        TOTAL
-----------------   --------------    -----------    -------------   ----------------    --------------
WorldWide Fund...   22,492,830.756    905,519.372    1,124,839.169     2,345.855.000     26,869,044.297

UMB SCOUT BOND FUND, INC.

A special meeting of the shareholders of the UMB Scout Bond Fund, Inc. (the "Fund") was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005 and the results of the vote at the shareholder meeting held March 29, 2005 were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                             AFFIRMATIVE       WITHHELD         TOTAL
------------------------------     -------------     ----------    -------------
William E. Hoffman, D.D.S. ...     4,673,226.763     28,263.500    4,701,490.263
Eric T. Jager ................     4,673,226.763     28,263.500    4,701,490.263
Stephen H. Rose ..............     4,662,203.948     39,286.315    4,701,490.263
Stuart Wien ..................     4,656,585.594     44,904.669    4,701,490.263
Andrea F. Bielsker ...........     4,667,996.196     33,494.067    4,701,490.263
William B. Greiner ...........     4,672,254.763     29,235.500    4,701,490.263

2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, organized as a Maryland corporation, would be reorganized as a separate series of the Trust.

FUND                 AFFIRMATIVE       AGAINST      ABSTAIN      BROKER NON-VOTES        TOTAL
-----------------   -------------     ---------    ----------    ----------------    -------------
Bond Fund .......   4,454,455.965     8,366.746    33,481.552       205,186.000      4,701,490.263

3. To approve a new investment advisory agreement for the Fund.

FUND                 AFFIRMATIVE       AGAINST      ABSTAIN      BROKER NON-VOTES        TOTAL
-----------------   -------------     ---------    ----------    ----------------    -------------
Bond Fund........   4,656,535.926     15,457.781   29,496.556          0.000         4,701,490.263

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                                           FUND      AFFIRMATIVE     AGAINST       ABSTAIN   BROKER NON-VOTES       TOTAL
--------------------------------------------  ---------   ------------    ----------   ----------  ----------------  -------------
(4A) Senior securities and borrowing          Bond Fund   4,453,708.867   11,253.755   31,341.641     205,186.000    4,701,490.263
(4B) Underwriting securities                  Bond Fund   4,451,890.801   10,931.910   33,481.552     205,186.000    4,701,490.263
(4C) Real estate                              Bond Fund   4,451,210.153   10,861.997   34,232.113     205,186.000    4,701,490.263
(4D) Lending                                  Bond Fund   4,435,237.195   26,260.550   34,806.518     205,186.000    4,701,490.263
(4E) Concentration of investments             Bond Fund   4,455,283.491   11,244.637   29,776.135     205,186.000    4,701,490.263
(4F) Commodities                              Bond Fund   4,440,346.373   26,181.755   29,776.135     205,186.000    4,701,490.263
(4G) Reclassification of certain fundamental  Bond Fund   4,437,377.106   26,260.550   32,666.607     205,186.000    4,701,490.263
     restrictions as non-fundamental

                                                         Continued on next page.

JUNE 30, 2005                                                                 61

5. To approve the redesignation of certain investment objectives from fundamental to non-fundamental.

FUND                 AFFIRMATIVE       AGAINST        ABSTAIN    BROKER NON-VOTES         TOTAL
-----------------   -------------     ----------    ----------   ----------------     -------------
Bond Fund........   4,436,118.069     28,078.269    32,107.925       205,186.000      4,701,490.263

6. To approve the redesignation of certain investment policies from fundamental to non-fundamental.

FUND                 AFFIRMATIVE       AGAINST       ABSTAIN     BROKER NON-VOTES        TOTAL
-----------------   -------------     ----------    ----------   ----------------    -------------
Bond Fund........   4,435,732.864     28,463.474    32,107.925      205,186.000      4,701,490.263

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.

A special meeting of the shareholders of the UMB Scout Kansas Tax-Exempt Bond Fund, Inc. (the "Fund") was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005 were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                            AFFIRMATIVE       WITHHELD          TOTAL
--------------------------------   -----------      ---------       -----------
William E. Hoffman, D.D.S. .....   509,064.634      3,905.035       512,969.669
Eric T. Jager ..................   509,064.634      3,905.035       512,969.669
Stephen H. Rose ................   509,064.634      3,905.035       512,969.669
Stuart Wien ....................   509,064.634      3,905.035       512,969.669
Andrea F. Bielsker .............   509,064.634      3,905.035       512,969.669
William B. Greiner .............   509,064.634      3,905.035       512,969.669

2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, organized as a Maryland corporation, would be reorganized as a separate series of the Trust.

FUND                             AFFIRMATIVE       AGAINST      ABSTAIN      BROKER NON-VOTES       TOTAL
------------------------------  -------------     ---------    ----------   -----------------    -----------
Kansas Tax-Exempt Bond Fund...   475,568.183      4,994.486       0.000         32,407.000       512,969.669

3. To approve a new investment advisory agreement for the Fund.

FUND                             AFFIRMATIVE       AGAINST      ABSTAIN     BROKER NON-VOTES        TOTAL
------------------------------  -------------     ---------    ----------   ----------------     -----------
Kansas Tax-Exempt Bond Fund...   507,975.183      4,994.486       0.000            0.000         512,969.669

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

                                                                                                              BROKER
MATTER                                                   FUND              AFFIRMATIVE   AGAINST   ABSTAIN   NON-VOTES     TOTAL
--------------------------------------------  ---------------------------  -----------  ---------  -------  ----------  -----------
(4A) Senior securities and borrowing          Kansas Tax-Exempt Bond Fund  478,949.567  1,613.102   0.000   32,407.000  512,969.669
(4B) Underwriting securities                  Kansas Tax-Exempt Bond Fund  478,949.567  1,613.102   0.000   32,407.000  512,969.669
(4C) Real estate                              Kansas Tax-Exempt Bond Fund  478,949.567  1,613.102   0.000   32,407.000  512,969.669
(4D) Lending                                  Kansas Tax-Exempt Bond Fund  478,949.567  1,613.102   0.000   32,407.000  512,969.669
(4E) Concentration of investments             Kansas Tax-Exempt Bond Fund  478,949.567  1,613.102   0.000   32,407.000  512,969.669
(4F) Commodities                              Kansas Tax-Exempt Bond Fund  478,949.567  1,613.102   0.000   32,407.000  512,969.669
(4G) Reclassification of certain fundamental  Kansas Tax-Exempt Bond Fund  475,568.183  4,994.486   0.000   32,407.000  512,969.669
     restrictions as non-fundamental

5. To approve the redesignation of certain investment objectives from fundamental to non-fundamental.

FUND                             AFFIRMATIVE        AGAINST      ABSTAIN     BROKER NON-VOTES        TOTAL
------------------------------  -------------     ----------    ----------   ----------------     -----------
Kansas Tax-Exempt Bond Fund...   419,759.183      60,803.486       0.000         32,407.000       512,969.669

62                                                 UMB SCOUT FUNDS ANNUAL REPORT

6. To approve the redesignation of certain investment policies from fundamental to non-fundamental.

FUND                             AFFIRMATIVE        AGAINST      ABSTAIN     BROKER NON-VOTES        TOTAL
------------------------------  -------------     ----------    ----------   ----------------     -----------
Kansas Tax-Exempt Bond Fund...   419,759.183      60,803.486       0.000         32,407.000       512,969.669

UMB SCOUT MONEY MARKET FUND, INC.

A special meeting of the shareholders of UMB Scout Money Market Fund - Federal Portfolio ("Money Market Fund - Federal Portfolio") and UMB Scout Money Market Fund - Prime Portfolio ("Money Market Fund - Prime Portfolio"), each a series of UMB Scout Money Market Fund, Inc., was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                             AFFIRMATIVE        WITHHELD          TOTAL
-------------------------------   ---------------   -------------   ---------------
William E. Hoffman, D.D.S. ....   541,973,186.710   4,386,331.090   546,359,517.800
Eric T. Jager .................   542,400,356.230   3,959,161.570   546,359,517.800
Stephen H. Rose ...............   541,087,758.890   5,271,758.910   546,359,517.800
Stuart Wien ...................   542,269,091.140   4,090,426.660   546,359,517.800
Andrea F. Bielsker ............   542,383,075.710   3,976,442.090   546,359,517.800
William B. Greiner ............   542,016,734.710   4,342,783.090   546,359,517.800

2. To approve an Agreement and Plan of Reorganization, pursuant to which each Fund, which are series of a Maryland corporation, would be reorganized as a separate series of the Trust.

FUND                                         AFFIRMATIVE       AGAINST        ABSTAIN     BROKER NON-VOTES       TOTAL
-----------------------------------------  ---------------  -------------  -------------  ----------------  ---------------
Money Market Fund - Federal Portfolio....  117,491,595.270    577,440.970  1,414,859.750   13,200,771.000   132,684,666.990
Money Market Fund - Prime Portfolio......  343,582,794.900  2,580,434.280  3,692,317.630   63,819,304.000   413,674,850.810

 3. To approve a new investment advisory agreement for each Fund.

FUND                                         AFFIRMATIVE       AGAINST        ABSTAIN     BROKER NON-VOTES       TOTAL
-----------------------------------------  ---------------  -------------  -------------  ----------------  ---------------
Money Market Fund - Federal Portfolio....  130,541,584.950    634,823.290  1,508,258.750        0.000       132,684,666.990
Money Market Fund - Prime Portfolio......  407,178,881.270  2,536,818.770  3,959,150.770        0.000       413,674,850.810

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                            MONEY MARKET FUND   AFFIRMATIVE       AGAINST        ABSTAIN     BROKER NON-VOTES        TOTAL
--------------------------------- ----------------- ---------------  -------------  -------------  ----------------  ---------------
(4A) Senior securities and
      borrowing                   Federal Portfolio 116,459,382.320    799,767.070  2,224,746.600   13,200,771.000   132,684,666.990
                                  Prime Portfolio   343,148,273.140  2,936,924.290  3,770,349.380   63,819,304.000   413,674,850.810
(4B) Underwriting securities      Federal Portfolio 116,465,543.420    835,462.970  2,182,889.600   13,200,771.000   132,684,666.990
                                  Prime Portfolio   343,380,454.980  2,461,895.240  4,013,196.590   63,819,304.000   413,674,850.810
(4C) Real estate                  Federal Portfolio 113,013,186.310  4,203,391.970  2,267,317.710   13,200,771.000   132,684,666.990
                                  Prime Portfolio   343,029,673.020  2,761,209.110  4,064,664.680   63,819,304.000   413,674,850.810
(4D) Lending                      Federal Portfolio 116,657,154.070    604,401.210  2,222,340.710   13,200,771.000   132,684,666.990
                                  Prime Portfolio   343,002,370.280  3,036,885.970  3,816,290.560   63,819,304.000   413,674,850.810
(4E) Concentration of investments Federal Portfolio 116,594,536.070    620,409.210  2,268,950.710   13,200,771.000   132,684,666.990
                                  Prime Portfolio   342,808,227.030  3,321,814.200  3,725,505.580   63,819,304.000   413,674,850.810
(4F) Commodities                  Federal Portfolio 116,236,040.180    959,557.210  2,288,298.600   13,200,771.000   132,684,666.990
                                  Prime Portfolio   342,962,577.050  3,134,646.280  3,758,323.480   63,819,304.000   413,674,850.810
(4G) Reclassification of certain  Federal Portfolio 113,009,429.290  4,130,218.450  2,344,248.250   13,200,771.000   132,684,666.990
     fundamental restrictions as  Prime Portfolio   342,887,015.570  3,217,562.320  3,750,968.920   63,819,304.000   413,674,850.810
     non-fundamental

                                                         Continued on next page.

JUNE 3O, 2O05                                                                 63

5. To approve the redesignation of certain of the Funds' investment objectives from fundamental to non-fundamental.

FUND                                          AFFIRMATIVE          AGAINST           ABSTAIN      BROKER NON-VOTES       TOTAL
------------------------------------------  ---------------    --------------     -------------   ----------------  ---------------
Money Market Fund - Federal Portfolio ....  110,150,821.450     7,287,358.890     2,045,715.650    13,200,771.000   132,684,666.990
Money Market Fund - Prime Portfolio ......  330,590,496.050    15,699,408.180     3,565,642.580    63,819,304.000   413,674,850.810

6. To approve the redesignation of certain of the Funds' investment policies from fundamental to non-fundamental.

FUND                                          AFFIRMATIVE         AGAINST           ABSTAIN      BROKER NON-VOTES       TOTAL
------------------------------------------  ---------------   --------------     -------------   ----------------  ---------------
Money Market Fund -- Federal Portfolio ...  110,296,538.450    7,133,168.890     2,054,188.650    13,200,771.000   132,684,666.990
Money Market Fund -- Prime Portfolio .....  330,981,828.730   15,304,136.010     3,569,582.070    63,819,304.000   413,674,850.810

UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.

A special meeting of the shareholders of the UMB Scout Tax-Free Money Market Fund, Inc. was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                          AFFIRMATIVE      WITHHELD          TOTAL
----------------------------   ---------------   -----------   ---------------
William E. Hoffman, D.D.S...   102,802,074.030   264,065.910   103,066,139.940
Eric T. Jager ..............   102,802,074.030   264,065.910   103,066,139.940
Stephen H. Rose ............   102,733,476.030   332,663.910   103,066,139.940
Stuart Wien ................   102,802,074.030   264,065.910   103,066,139.940
Andrea F. Bielsker .........   102,802,074.030   264,065.910   103,066,139.940
William B. Greiner .........   102,802,074.030   264,065.910   103,066,139.940

2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, organized as a Maryland corporation, would be reorganized as a separate series of the Trust.

FUND                                AFFIRMATIVE       AGAINST       ABSTAIN    BROKER NON-VOTES       TOTAL
--------------------------------   --------------  -------------  -----------  ----------------  ---------------
Tax-Free Money Market Fund .....   98,219,583.030  2,410,393.910  244,694.000   2,191,469.000    103,066,139.940

3. To approve a new investment advisory agreement for the Fund.

FUND                                AFFIRMATIVE       AGAINST       ABSTAIN    BROKER NON-VOTES       TOTAL
--------------------------------  ---------------  -------------  -----------  ----------------  ---------------
Tax-Free Money Market Fund .....  100,452,501.090  2,368,944.850  244,694.000       0.000        103,066,139.940

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                                      FUND         AFFIRMATIVE       AGAINST       ABSTAIN   BROKER NON-VOTES       TOTAL
------------------------------------  ----------------  --------------  -------------  ----------- ----------------  ---------------
(4A) Senior securities and borrowing  Tax-Free MM Fund  98,089,032.510  2,495,056.850  290,581.580   2,191,469.000   103,066,139.940
(4B) Underwriting securities          Tax-Free MM Fund  98,089,133.420  2,368,843.940  416,693.580   2,191,469.000   103,066,139.940
(4C) Real estate                      Tax-Free MM Fund  98,089,133.420  2,494,955.940  290,581.580   2,191,469.000   103,066,139.940
(4D) Lending                          Tax-Free MM Fund  98,089,133.420  2,368,843.940  416,693.580   2,191,469.000   103,066.139.940
(4E) Concentration of investments     Tax-Free MM Fund  98,089,133.420  2,494,955.940  290,581.580   2,191,469.000   103,066.139.940
(4F) Commodities                      Tax-Free MM Fund  98,089,032.510  2,368,944.850  416,693.580   2,191,469.000   103,066.139.940
(4G) Reclassification of certain
     fundamental restrictions as
     non-fundamental                  Tax-Free MM Fund  98,070,284.420  2,368,843.940  435,542.580  2,191,469.000   103,066.139.940

64                                                 UMB SCOUT FUNDS ANNUAL REPORT

5. To approve the redesignation of certain investment objectives from fundamental to non-fundamental.

FUND                             AFFIRMATIVE       AGAINST       ABSTAIN    BROKER NON-VOTES       TOTAL
------------------------------  --------------  -------------  -----------  ----------------  ---------------
Tax-Free Money Market Fund ...  97,879,183.030  2,750,793.910  244,694.000   2,191,469.000    103,066,139.940

6. To approve the redesignation of certain investment policies from fundamental to non-fundamental.

FUND                             AFFIRMATIVE       AGAINST       ABSTAIN    BROKER NON-VOTES       TOTAL
------------------------------  --------------  -------------  -----------  ----------------  ---------------
Tax-Free Money Market Fund ...  97,963,081.030  2,648,046.910  263,543.000   2,191,469.000    103,066,139.940

JUNE 30, 2005                                                                 65

TRUSTEES AND OFFICERS

                                                                                                  NUMBER OF
                           POSITION(s)   TERM OF OFFICE                                          PORTFOLIOS         OTHER
                              HELD        AND LENGTH OF         PRINCIPAL OCCUPATIONS(s)         IN COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND AGE     WITH FUND       TIME SERVED             DURING PAST 5 YEARS            OVERSEEN     HELD BY TRUSTEE
------------------------   -----------  -----------------   ----------------------------------   ----------  -------------------
Andrea F. Bielsker           Trustee    Indefinite,         Senior Vice President, Finance,           9      None
1010 Grand Boulevard                    until               Chief Financial Officer and
Kansas City,                            successor elected   Treasurer from 2002 to 2005;
Missouri 64106                          Served as a         Vice President, Finance, Chief
Age: 46                                 Trustee since       Financial Officer and Treasurer
                                        2005                from 2001 to 2002; Vice
                                                            President, Finance and Treasurer
                                                            from 2000 to 2001, Great Plains
                                                            Energy (Kansas City Power and
                                                            Light prior to October 2001)

William B. Greiner*          Trustee    Indefinite,         Chief Investment Officer, UMB             9      None
1010 Grand Boulevard                    until successor     Bank, n.a. and Scout Investment
Kansas City,                            elected             Advisors, Inc. since 2004; from
Missouri 64106                          Served as a         2003 to 2004 managed private
Age: 51                                 Trustee             accounts at True North. Prior to
                                        since 2005          2003, Chief Investment Officer,
                                                            UMB Bank, n.a. and Chairman of
                                                            Scout Investment Advisors, Inc.
                                                            since its inception in 2001.

Dr. William E. Hoffman       Trustee    Indefinite,         Orthodontist                              9      None
1010 Grand Boulevard                    until successor
Kansas City,                            elected
Missouri 64106                          Served as a
Age: 66                                 Trustee since
                                        1982

Eric T. Jager                Trustee    Indefinite,         President, Windcrest                      9      Nygaard Corporation
1010 Grand Boulevard                    until successor     Investment Management, Inc.;
Kansas City,                            elected             Executive Vice President
Missouri 64106                          Served as a         -Investments, Bartlett and
Age: 62                                 Trustee since       Company
                                        1987

Stephen F. Rose              Chair,     Indefinite,         Chairman, Sun Publications, Inc.          9      None
1010 Grand Boulevard         Trustee    until successor
Kansas City,                            elected
Missouri 64106                          Served as Chair
Age: 57                                 since 2005;
                                        Trustee since
                                        1989

Stuart L. Wien               Trustee    Indefinite,         Retired, formerly Chairman                9      None
1010 Grand Boulevard                    until successor     of the Board, Milgram Food
Kansas City,                            elected             Stores, Inc.
Missouri 64106                          Served as a
Age: 81                                 Trustee since
                                        1982

----------
* Mr. Greiner is considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investment Advisors, Inc., the Funds' investment advisor.

The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 800-996-2862.

66                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                                                  NUMBER OF
                           POSITION(s)   TERM OF OFFICE                                          PORTFOLIOS         OTHER
                              HELD        AND LENGTH OF         PRINCIPAL OCCUPATIONS(s)         IN COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND AGE      WITH FUND      TIME SERVED             DURING PAST 5 YEARS            OVERSEEN     HELD BY TRUSTEE
------------------------   -----------  -----------------   ---------------------------------    ----------  -------------------
Gary W. DiCenzo            President    Indefinite,         Executive Vice President, UMB           N/A               N/A
1010 Grand Boulevard                    until successor     Bank, n.a. since 2004. From 2003
Kansas City,                            elected             to 2004, Senior Vice President,
Missouri 64106                          Served as           UMB Bank, n.a. Prior to 2003,
Age: 41                                 President since     Vice President, Driehaus Capital
                                        2005; Vice          Management
                                        President since
                                        2004

James L. Moffett                        Indefinite,         Executive Vice President, UMB           N/A               N/A
1010 Grand Boulevard       Principal    until successor     Bank, n.a. and Chairman, Scout
Kansas City,               Executive    elected             Investment Advisors, Inc. since
Missouri 64106             Officer      Served as a         2001. Lead manager of UMB Scout
Age: 64                                 Principal           Stock and Worldwide Funds
                                        Executive
                                        Officer since
                                        2003

Barbara J. Demmer          Secretary    Indefinite, until   Client Manager, UMB Fund                N/A               N/A
1010 Grand Boulevard       and          successor elected   Services, Inc.
Kansas City,               Assistant    Served as
Missouri 64106             Treasurer    Secretary and
Age: 48                                 Assistant
                                        Treasurer since
                                        2001 and 2005,
                                        respectively

C. Warren Green            Treasurer    Indefinite,         Vice President and Chief                N/A               N/A
1010 Grand Boulevard       and          until               Financial Officer, Asset
Kansas City,               Principal    successor           Management Division, UMB
Missouri 64106             Financial    elected             Bank, n.a.
Age: 46                    Officer      Served as
                                        Treasurer and
                                        Principal
                                        Financial
                                        Officer since
                                        2005

Bradley S. Kastler         Chief        Indefinite,         Vice President and Director of          N/A               N/A
1010 Grand Boulevard       Compliance   until successor     Financial Services Compliance
Kansas City,               Officer      elected             since 2004; from 2001 to 2004,
Missouri 64106                          Served as Chief     Vice President and Financial
Age: 42                                 Compliance          Services Audit Director, UMB
                                        Officer since       Financial Corporation. Prior to
                                        2004                2001, trust examiner with the
                                                            Comptroller of the Currency.

JUNE 30, 2005                                                                 67

                      PROXY VOTING POLICIES AND PROCEDURES

      For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at
       www.sec.gov Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, will be available without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at www.sec.gov.

              This report has been prepared for the information of the Shareholders of the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout Small Cap Fund, the UMB Scout Worldwide Fund, the UMB Scout
            Bond Fund, the UMB Scout Kansas Tax-Exempt Bond Fund, the
                  UMB Scout Money Market Fund and the UMB Scout
          Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

              Not authorized for distribution unless accompanied or
                preceded by a current UMB Scout Funds prospectus.

        The UMB Scout Funds are distributed by UMB Distribution Services,
                LLC, an affiliate of UMB Financial Corporation,
               and managed by Scout Investment Advisors, Inc., a
                          subsidiary of UMB Bank, n.a.

UMB SCOUT FUNDS
100% No-Load Mutual Funds
    Stock Fund
    Growth Fund
    Small Cap Fund
    Worldwide Fund
    Bond Fund
    Kansas Tax-Exempt Bond Fund*
    Money Market Fund
    Tax-Free Money Market Fund

* Available only to residents of Kansas and Missouri.

INVESTMENT ADVISOR
    Scout Investment Advisors, Inc.
    Kansas City, Missouri

AUDITORS
    BKD, LLP
    Houston, Texas

LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young, LLP
    Philadelphia, Pennsylvania

CUSTODIAN
    UMB Bank, n.a.
    Kansas City, Missouri

DISTRIBUTOR
    UMB Distribution Services, LLC
    Milwaukee, Wisconsin

TRANSFER AGENT
    UMB Fund Services, Inc.
    Milwaukee, Wisconsin

              [UMB SCOUT FUNDS LOGO]

                   P.O. Box 1241
             Milwaukee, WI 53201-1241

              TOLL FREE 800-996-2862

                 umbscoutfunds.com

"UMB", "Scout" and the Scout design are registered service marks of UMB Financial Corporation.

                                                              UMB 000045 (08/05)
                                                                     SC-408-0805

                                                                       [PICTURE]

                                UMB SCOUT FUNDS

                                MONEY MARKET FUND

                           FEDERAL PORTFOLIO (UMFXX)

                            PRIME PORTFOLIO (UMPXX)

                           TAX-FREE MONEY MARKET FUND

                                     (UMTXX)

                           ANNUAL REPORT JUNE 30, 2005

[PICTURE]

TABLE OF CONTENTS

Money Market Fund                                                   1

Tax-Free Money Market Fund                                          6

Statements of Assets and Liabilities                               11

Statements of Operations                                           12

Statements of Changes in Net Assets                                13

Financial Highlights                                               15

Notes to Financial Statements                                      17

Report of Independent Registered Public Accounting Firm            22

Expense Example                                                    23

Results of the Special Meetings of Shareholders                    24

Trustees and Officers                                              27

SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

                                                   UMB SCOUT FUNDS ANNUAL REPORT

MONEY MARKET FUND

[PICTURE]

OBJECTIVE:

The UMB Scout Money Market Fund seeks maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

The UMB Scout Money Market Fund Prime Portfolio provided a return of 1.71%, 2.12% and 3.62% for the one-, five- and ten-year periods ended June 30, 2005. The Federal Portfolio provided a return of 1.69%, 2.09% and 3.56% for the one-, five- and ten-year periods ended June 30, 2005. The Lipper Money Market Funds Index provided a return of 1.59%, 2.12% and 3.60% for the one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and current 7-day yield, please call 800-996-2862 or visit umbscoutfunds.com.

We've closed a fiscal year that witnessed a major change in Fed policy, accompanied by a dramatic rise in short-term interest rates typically associated with a "reflating" economy. The Federal Open Market Committee ("FOMC") began increasing overnight rates from their historic lows, and, by the close of the fiscal year on June 30, 2005, the Fed had adjusted rates upward by 2.25%. This move by the Fed drove money market yields upwards in virtual lockstep. We had anticipated such a move and maintained a short average maturity throughout this period. This helped our yields move upwards quickly after the FOMC adjustments.

Our high-quality bias typically causes a modest reduction in overall yield, but we are comfortable that the added security is ample trade-off for cash-equivalent assets.

                                                         Continued on next page.

JUNE 30, 2005                                                                  1

Having been "artificially low" for quite some time, rates have now normalized into what most strategists consider "neutral" territory, given the inflation rate. Money market balances are presently generating moderate returns, as compared to the punitive yields that were available in mid 2004. We anticipate some additional modest upward adjustments to rates before this tightening campaign ends.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY

Scout Investment Advisors, Inc.

FUND DIVERSIFICATION

UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO (UMFXX)

[PIE CHART]

Government & Agencies         100%

Based on total investments as of June 30, 2005. Subject to change.

FUND DIVERSIFICATION

UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)

[PIE CHART]

Government & Agencies         72%
Short-term Corporate Notes    23%
Municipal Bonds                5%

Based on total investments as of June 30, 2005. Subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

JUNE 30, 2005

MONEY MARKET FUND

PRINCIPAL
 AMOUNT                                                          VALUE
------------                                                ----------------
FEDERAL PORTFOLIO
U.S. GOVERNMENT
AGENCIES -- 100.0%

              Federal Home Loan Bank
$ 10,400,000   2.50%, 07/01/05.......................       $    10,400,000
   1,500,000   3.19%, 07/20/05.......................             1,497,475
   2,135,000   1.66%, 08/11/05, callable.............             2,131,363
   3,640,000   3.03%, 08/11/05.......................             3,627,439
   5,400,000   3.25%, 08/15/05.......................             5,400,000
   2,000,000   2.25%, 08/30/05.......................             1,996,896
  10,600,000   3.169%, 09/09/05......................            10,535,281
   3,000,000   5.59%, 09/09/05.......................             3,012,782
     500,000   1.445%, 09/15/05......................               498,099
   1,200,000   2.25%, 01/30/06, callable.............             1,193,590
   1,050,000   2.04%, 02/17/06.......................             1,039,390
  10,000,000   Variable Rate, 04/28/06...............            10,000,000
   5,000,000   Variable Rate, 05/24/06, callable.....             5,000,000
   3,000,000   Variable Rate, 05/26/06, callable.....             2,999,459
   5,000,000   Variable Rate, 06/15/06, callable.....             5,000,000
              Federal Home Loan Mortgage Corp.
   6,500,000   2.85%, 07/01/05.......................             6,500,000
   2,400,000   3.08%, 07/05/05.......................             2,399,179
  12,550,000   2.97%, 07/11/05.......................            12,539,646
   5,000,000   2.95%, 07/12/05.......................             4,995,493
  11,100,000   3.03%, 07/28/05.......................            11,074,775
   5,000,000   3.09%, 08/02/05.......................             4,986,267
   5,000,000   3.06%, 08/09/05.......................             4,983,425
   1,559,000   1.50%, 08/15/05.......................             1,555,711
   2,000,000   2.07%, 08/26/05.......................             1,994,556
   4,250,000   Variable Rate, 10/07/05...............             4,251,047

              Federal National
               Mortgage Association

   5,200,000   2.94%, 07/06/05.......................             5,197,877
  15,130,000   2.97%, 07/13/05.......................            15,114,986
   5,000,000   7.00%, 07/15/05.......................             5,007,279
   7,102,000   3.00%, 07/20/05.......................             7,090,755
  12,000,000   2.99%, 07/25/05.......................            11,976,080
   5,000,000   3.10%, 08/10/05.......................             4,982,778
   3,098,000   3.04%, 08/22/05.......................             3,084,396
  10,000,000   Variable Rate, 08/29/05...............             9,999,556
   5,000,000   3.16%, 08/31/05.......................             4,973,228
  10,000,000   3.00%, 09/26/05.......................             9,927,500
   5,750,000   6.00%, 12/15/05.......................             5,822,806
                                                            ---------------

TOTAL INVESTMENTS
(COST $202,789,114) -- 100.0%........................           202,789,114

Other assets less liabilities -- 0.0%................                97,157
                                                            ---------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  202,941,059 shares outstanding)....................       $   202,886,271
                                                            ===============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.          Continued on next page.

JUNE 30, 2005                                                                  3

SCHEDULE OF INVESTMENTS

JUNE 30, 2005

MONEY MARKET FUND (Continued)

PRINCIPAL
 AMOUNT                                                          VALUE
------------                                                ----------------
PRIME PORTFOLIO
SHORT-TERM CORPORATE
NOTES -- 22.6%

               American Express Bank

$  5,000,000      3.22%, 07/22/05.....................      $     4,990,608
               Becton Dickinson
   8,537,000      3.04%, 07/07/05.....................            8,532,675
               General Re Corp.
   3,620,000      3.02%, 07/18/05.....................            3,614,838
               Medtronic, Inc.
  10,000,000      3.20%, 07/14/05.....................            9,988,444
               Merrill Lynch & Co.
  10,000,000      Variable, 01/13/06..................           10,025,449
  15,000,000      Variable, 04/05/06..................           15,000,000
               Procter & Gamble Co.
   2,000,000      3.03%, 07/19/05.....................            1,996,970
  19,455,000      3.08%, 07/25/05.....................           19,415,052
               SBC Communications, Inc.
  18,000,000      3.11%, 07/11/05.....................           17,984,450
   5,500,000      3.16%, 07/12/05.....................            5,494,690
               Shell Finance
  10,000,000      3.10%, 08/03/05.....................            9,971,583
  10,000,000      3.12%, 08/15/05.....................            9,961,000
                                                            ---------------

TOTAL SHORT-TERM
CORPORATE NOTES
(COST $116,975,760) -- 22.6%..........................          116,975,759
                                                            ===============

MUNICIPAL BOND -- 4.9%
               Colorado Springs, Colorado,
                  Utility Revenue Bonds
  25,000,000      Variable, 11/01/27..................           25,000,000
               Suffolk County, New York
     250,000      5.875%, 11/01/05....................              251,696
                                                            ===============

TOTAL MUNICIPAL BOND
(COST $25,251,696) -- 4.9%............................           25,251,696
                                                            ================

U.S. GOVERNMENT
AGENCIES -- 72.4%
               Federal Home Loan Bank
   7,400,000      3.01%, 07/06/05.....................            7,396,906
     500,000      3.00%, 07/12/05.....................              499,542
  10,000,000      3.10%, 07/15/05.....................            9,987,945
   2,500,000      3.19%, 07/20/05.....................            2,495,791
   2,500,000      1.375%, 07/22/05....................            2,497,517
   2,000,000      1.595%, 08/05/05....................            1,997,506
  15,000,000      1.66%, 08/11/05.....................           14,974,828
     150,000      4.875%, 08/15/05....................              150,280
   3,000,000      3.25%, 08/15/05.....................            2,999,941
   3,250,000      3.00%, 08/15/05.....................            3,248,984
   2,000,000      2.07%, 08/19/05.....................            1,997,174
     500,000      6.075%, 08/25/05....................              502,033
   4,600,000      2.25%, 08/30/05.....................            4,592,861
   4,950,000      2.25%, 09/09/05.....................            4,940,367
   9,158,000      3.169%, 09/09/05....................            9,102,085
  20,000,000      2.875%, 09/12/05....................           19,998,296
     300,000      1.62%, 09/22/05.....................              298,874
   5,000,000      2.51%, 11/04/05.....................            4,985,135
   3,690,000      2.25%, 01/30/06.....................            3,670,287
   5,000,000      3.20%, 02/28/06.....................            4,998,674
  20,000,000      Float, 04/28/06.....................           20,000,000
  15,000,000      Variable, 05/24/06..................           15,000,000
   6,100,000      Variable, 05/26/06..................            6,098,900
  20,000,000      Variable, 06/15/06..................           20,000,000
               Federal Home Loan
                  Mortgage Corp.

   3,700,000      2.85%, 07/01/05.....................            3,700,000
   5,000,000      2.95%, 07/12/05.....................            4,995,493
  15,000,000      3.00%, 07/15/05.....................           14,982,500
  10,000,000      3.01%, 07/21/05.....................            9,983,278
   5,000,000      3.09%, 08/02/05.....................            4,986,267
   5,000,000      3.06%, 08/09/05.....................            4,983,425
   1,567,000      1.50%, 08/15/05.....................            1,563,824
  13,400,000      3.18%, 08/16/05.....................           13,345,551
  10,000,000   Variable, 10/07/05.....................           10,002,464
   6,864,000      2.25%, 11/28/05.....................            6,831,572

4                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

JUNE 30, 2005

MONEY MARKET FUND (Continued)

PRINCIPAL
 AMOUNT                                                          VALUE
------------                                                ----------------
PRIME PORTFOLIO (Continued)
U.S. GOVERNMENT
AGENCIES (Continued)

               Federal National
                  Mortgage Association
$ 12,400,000      2.98%, 07/05/05.......................    $    12,395,908
  16,000,000      2.94%, 07/06/05.......................         15,993,467
   5,311,000      3.015%, 07/11/05......................          5,306,552
  17,400,000      2.97%, 07/13/05.......................         17,382,716
  15,384,000      7.00%, 07/15/05.......................         15,406,493
   3,050,000      2.99%, 07/25/05.......................          3,043,920
  10,000,000      3.02%, 07/27/05.......................          9,978,189
   7,111,000      3.10%, 08/10/05.......................          7,086,597
   9,000,000      3.04%, 08/22/05.......................          8,960,480
     500,000      6.82%, 08/23/05.......................            502,485
  10,000,000      Variable, 08/29/05....................          9,999,556
  10,000,000      3.16%, 08/31/05.......................          9,946,456
     400,000      2.18%, 09/02/05.......................            399,225
     500,000      6.55%, 09/12/05.......................            503,132
  10,000,000      3.00%, 09/26/05.......................          9,927,500
  10,000,000      2.375%, 12/15/05......................          9,965,438
                                                            ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $374,606,413) -- 72.4%............................        374,606,414
                                                            ===============

TOTAL INVESTMENTS
(COST $516,833,869) -- 99.9%............................        516,833,869

Other assets less liabilities -- 0.1%...................            442,441
                                                            ---------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  517,331,944 shares outstanding).......................    $   517,276,310
                                                            ===============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                  5

TAX - FREE MONEY MARKET FUND

[PICTURE]

OBJECTIVE:

The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

The UMB Scout Tax-Free Money Market Fund provided a return of 1.25%, 1.37% and 2.19% for the one-, five- and ten-year periods ended June 30, 2005. The Lipper Tax-Exempt Money Market Funds Index provided a return of 1.25%, 1.45% and 2.29% for the one-, five- and ten-year periods ended June 30, 2005. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and current 7-day yield, please call 800-996-2862 or visit umbscoutfunds.com.

We've closed a fiscal year that witnessed a major change in Fed policy, accompanied by a dramatic rise in short-term interest rates typically associated with a "reflating" economy. The Federal Open Market Committee ("FOMC") began increasing overnight rates from their historic lows, and, by the close of the fiscal year on June 30, 2005, the Fed had adjusted rates upward by 2.25%. This move by the Fed drove money market yields upwards in virtual lockstep. We had anticipated such a move and maintained a short average maturity throughout this period. This helped our yields move upwards quickly after the FOMC adjustments.

Our high-quality bias typically causes a modest reduction in overall yield, but we are comfortable that the added security is ample trade-off for cash-equivalent assets.

6                                                  UMB SCOUT FUNDS ANNUAL REPORT

Having been "artificially low" for quite some time, rates have now normalized into what most strategists consider "neutral" territory, given the inflation rate. Money market balances are presently generating moderate returns, as compared to the punitive yields that were available in mid 2004. We anticipate some additional modest upward adjustments to rates before this tightening campaign ends.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY

Scout Investment Advisors, Inc.

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

[PIE CHART]

Commercial Paper.............................. 32%
Demand Notes.................................. 68%

Based on total investments as of June 30, 2005. Subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JUNE 30, 2005                                                                  7

SCHEDULE OF INVESTMENTS

JUNE 30, 2005

TAX-FREE MONEY MARKET FUND

 PRINCIPAL
  AMOUNT                                         VALUE
-----------                                   -----------
ALASKA
             Alaska Housing Finance Corp.
$ 7,295,000    Variable Rate, 12/01/30......  $ 7,295,000

ARIZONA
             Tucson, Arizona
    425,000    6.35%, 07/01/05..............      425,000

CONNECTICUT
             Connecticut State Health
               & Education
    900,000    Variable Rate, 05/15/14......      900,000
  1,500,000    Variable Rate, 02/15/21......    1,500,000
  4,000,000    Variable Rate, 03/01/23......    4,000,000
  1,500,000    Variable Rate, 07/01/29......    1,500,000

             Connecticut State Housing
               Finance Authority
  3,900,000    Variable Rate, 11/15/28......    3,900,000

FLORIDA
             Dade County, Florida,
               Industrial Development
    600,000    Variable Rate, 06/01/21......      600,000

             Florida Municipal Power
               Agency, Commercial Paper
  1,950,000    2.32%, 07/06/05..............    1,950,000
  1,000,000    2.75%, 07/06/05..............    1,000,000

GEORGIA
             Cobb County, Georgia,
               Housing Authority
               Multifamily Housing
  2,100,000    Variable Rate, 09/15/26......    2,100,000

             Fulton County, Georgia,
               Housing Authority
               Multifamily Housing
  1,000,000    Variable Rate, 09/15/26......    1,000,000

             Georgia Municipal
               Electric Authority
  1,100,000    Variable Rate, 01/01/20......    1,100,000

ILLINOIS
             Illinois Development Finance
               Authority Poll
    910,000    Variable Rate, 11/01/12......      910,000

             Illinois Housing Development
               Authority
  7,360,000    Variable Rate, 01/01/08......    7,360,000

             Joliet, Illinois Regional
               Port Authority
    200,000    Variable Rate, 10/01/24......      200,000

INDIANA
             St. Joseph County, Indiana,
               Educational Facilities
  1,800,000    Variable Rate, 03/01/37......    1,800,000

KANSAS
             Kansas, State Dept.
               of Transportation,
               Highway Revenue
    600,000    Variable Rate, 03/01/12......      600,000
  4,245,000    Variable Rate, 09/01/20......    4,245,000

MARYLAND
             Maryland Health & Higher
               Education, Commercial
               Paper
  4,000,000    2.75%, 07/06/05..............    4,000,000
  2,000,000    2.46%, 08/15/05..............    2,000,000

             Montgomery County,
               Maryland, Housing
               Authority Multifamily
               Housing
    550,000    Variable Rate, 08/01/15......      550,000

MASSACHUSETTS
             Massachusetts State
               Health & Education
  2,900,000    Variable Rate, 08/01/15......    2,900,000
  7,000,000    Variable Rate, 11/01/26......    7,000,000

             Massachusetts Water
               Resources Authority,
               Commercial Paper
  5,000,000    2.42%, 07/12/05..............    5,000,000

8                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

JUNE 30, 2005

TAX-FREE MONEY MARKET FUND (Continued)

 PRINCIPAL
  AMOUNT                                           VALUE
-----------                                     ------------
MISSISSIPPI

             Jackson County, Mississippi,
               Port Facilities

$ 1,750,000    Variable Rate, 06/01/23........  $  1,750,000

MISSOURI
             Missouri, State Health
               & Educational
  3,000,000    3.00%, 11/14/05................     3,012,962
    400,000    Variable Rate, 09/01/30........       400,000
    500,000    Variable Rate, 09/01/30........       500,000
    800,000    Variable Rate, 09/01/30........       800,000
  1,200,000    Variable Rate, 03/01/40........     1,200,000

             St. Charles, Missouri
               School District
  2,660,000    3.25%, 03/01/06................     2,670,805

NEBRASKA
             Omaha, Nebraska,
               Public Power,
               Commercial Paper
  1,000,000    2.58%, 08/10/05................     1,000,000

NEVADA
             Clark County, Nevada,
               School District
  1,000,000    Variable Rate, 02/01/21........     1,000,000
  1,300,000    Variable Rate, 06/15/21........     1,300,000

             Las Vegas Valley, Nevada,
               Water, Commercial Paper
  1,500,000    2.48%, 07/06/05................     1,500,000

PENNSYLVANIA
             Beaver County, Pennsylvania,
               Pollution Control
  2,650,000    Variable Rate, 12/01/20........     2,650,000

             Delaware County,
               Pennsylvania
    450,000    Variable Rate, 12/01/15........       450,000

             Schuylkill County,
               Pennsylvania
    200,000    Variable Rate, 04/01/21........       200,000

PUERTO RICO
             Puerto Rico Commonwealth
  2,500,000    3.00%, 07/29/05................     2,500,676

TENNESSEE
             Metro Nashville,
               Tennessee Government

  7,040,000    Variable Rate, 11/01/33........     7,040,000
  2,400,000    Variable Rate, 10/01/44........     2,400,000

TEXAS
             Dallas, Texas, Rapid Transit,
               Commercial Paper

  2,900,000    2.63%, 07/05/05................     2,900,000
  2,500,000    2.68%, 07/08/05................     2,500,000

             El Paso, Texas Water,
               Commercial Paper
    700,000    2.50%, 07/08/05................       700,000
  2,000,000    2.80%, 07/08/05................     2,000,000

             Gulf Coast Waste Disposal,
               Texas
  1,500,000    Variable Rate, 06/01/20........     1,500,000

             Harris County, Texas,
               Commercial Paper
    130,000    2.45%, 07/01/05................       130,000
    870,000    2.45%, 07/01/05................       870,000

             San Antonio, Texas,
               Electric & Gas,
               Commercial Paper

  3,500,000    2.85%, 07/13/05................     3,500,000

             San Antonio, Texas, Water
    500,000    Variable Rate, 05/15/33               500,000

             San Antonio, Texas, Water,
               Commercial Paper
  5,600,000    2.50%, 08/09/05................     5,600,000

             Texas PFA, Commercial Paper
  4,000,000    2.63%, 07/05/05................     4,000,000

             University of Texas,
               Commercial Paper
  2,000,000    2.45%, 08/15/05................     2,000,000

                                                         Continued on next page.

JUNE 30, 2005                                                                  9

SCHEDULE OF INVESTMENTS

JUNE 30, 2005

TAX-FREE MONEY MARKET FUND (Continued)

 PRINCIPAL
  AMOUNT                                          VALUE
-----------                                    ------------
UTAH
             Intermountain Power, Utah,
               Commercial Paper
$ 3,500,000    2.45%, 07/01/05..............   $  3,500,000

             Salt Lake City, Utah,
               Pollution Control
  7,300,000    Variable Rate, 02/01/08......      7,300,000

WASHINGTON
             Seattle, Washington,
               Water System
  2,400,000    Variable Rate, 09/01/25......      2,400,000

             Washington State, 96A
  5,000,000    Variable Rate, 06/01/20......      5,000,000

             Washington State,
               Public Power Supply #1
  1,200,000    Variable Rate, 07/01/17......      1,200,000

             Washington State,
               Public Power Supply #2a1
  1,200,000    Variable Rate, 07/01/12......      1,200,000

             Washington State,
               Public Power Supply #2a2
  1,500,000    Variable Rate, 07/01/12......      1,500,000

WISCONSIN
             Wisconsin State Government,
               Commercial Paper
  3,000,000    2.30%, 07/06/05..............      3,000,000

WYOMING
             Kemmerer, Wyoming,
               Pollution Control
    100,000    Variable Rate, 11/01/14......        100,000

             Lincoln County, Wyoming,
               Pollution Control
    180,000    Variable Rate, 11/01/14......        180,000
  1,100,000    Variable Rate, 08/01/15......      1,100,000
                                               ------------

TOTAL INVESTMENTS
(COST $146,889,443) -- 99.9%................    146,889,443

Other assets less liabilities -- 0.1%.......        218,343
                                               ------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  147,188,703 shares outstanding)...........   $147,107,786
                                               ============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

10                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                            MONEY MARKET  MONEY MARKET
                                                                FUND          FUND        TAX-FREE
                                                              FEDERAL        PRIME      MONEY MARKET
                                                             PORTFOLIO     PORTFOLIO        FUND
                                                            ------------  ------------  ------------
ASSETS:
   Investment securities at cost..........................  $    202,789  $    516,834  $    146,889
                                                            ============  ============  ============
   Investment securities at value.........................  $    202,789  $    516,834  $    146,889
   Cash...................................................            65            50            25
   Receivables:
     Interest.............................................           424         1,316           446
     Fund shares sold.....................................             -            42             -
   Prepaid and other assets...............................            19            20            19
                                                            ------------  ------------  ------------
        Total assets......................................       203,297       518,262       147,379
                                                            ------------  ------------  ------------

LIABILITIES:
   Payables:
     Fund shares redeemed.................................             -             5             -
     Dividends payable....................................           362           863           235
     Accrued investment advisory fees.....................             8            24             6
     Accrued administration and fund accounting fees......            17            38            13
     Accrued shareholder servicing fees...................            13            14             7
     Accrued custody fees.................................             2             5             2
     Other accrued expenses...............................             9            37             8
                                                            ------------  ------------  ------------
        Total liabilities.................................           411           986           271
                                                            ------------  ------------  ------------
NET ASSETS................................................  $    202,886  $    517,276  $    147,108
                                                            ============  ============  ============

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)............  $    202,907  $    517,303  $    147,134
   Accumulated undistributed income:
     Net realized loss on investment and foreign
     currency transactions................................           (21)          (27)          (26)
                                                            ------------  ------------  ------------
NET ASSETS APPLICABLE
TO OUTSTANDING SHARES.....................................  $    202,886  $    517,276  $    147,108
                                                            ============  ============  ============

Capital shares, $0.01 par value
   Authorized.............................................     Unlimited     Unlimited     Unlimited
                                                            ============  ============  ============
   Outstanding............................................       202,941       517,332       147,189
                                                            ============  ============  ============
NET ASSET VALUE PER SHARE.................................  $       1.00  $       1.00  $       1.00
                                                            ============  ============  ============

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                 11

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2005
(IN THOUSANDS)

                                                            MONEY MARKET  MONEY MARKET
                                                                FUND          FUND        TAX-FREE
                                                              FEDERAL        PRIME      MONEY MARKET
                                                             PORTFOLIO     PORTFOLIO        FUND
                                                            ------------  ------------  ------------
INVESTMENT INCOME:
   Interest income........................................  $      4,782  $     12,814  $      2,731
                                                            ------------  ------------  ------------
     Total investment income..............................         4,782        12,814         2,731
                                                            ------------  ------------  ------------

EXPENSES:
   Management fees........................................           853         2,231           590
   Investment advisory fees...............................           152           470           114
   Administration and fund accounting fees................            51           116            38
   Shareholder servicing fees.............................            21            21            10
   Federal and state registration fees....................            17            19            16
   Professional fees......................................             8            28             7
   Insurance fees.........................................            12            38             8
   Custody fees...........................................             6            15             5
   Reports to shareholders................................             1             9             1
   Directors' fees........................................             3             8             2
   Other expenses.........................................             3             6             5
                                                            ------------  ------------  ------------
     Total expenses.......................................         1,127         2,961           796
                                                            ------------  ------------  ------------
   Net investment income..................................         3,655         9,853         1,935
                                                            ------------  ------------  ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss from investment......................           (21)          (26)           --
                                                            ------------  ------------  ------------
   Net realized and unrealized loss on investments........           (21)          (26)           --
                                                            ------------  ------------  ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $      3,634  $      9,827  $      1,935
                                                            ============  ============  ============

See accompanying Notes to Financial Statements.

12                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                  MONEY MARKET FUND - FEDERAL PORTFOLIO  MONEY MARKET FUND - PRIME PORTFOLIO
                                                  -------------------------------------  -----------------------------------
                                                   YEAR ENDED              YEAR ENDED      YEAR ENDED           YEAR ENDED
                                                  JUNE 30, 2005           JUNE 30, 2004  JUNE 30, 2005         JUNE 30, 2004
                                                  -------------           -------------  -------------         -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income........................  $       3,655           $       1,468  $       9,853         $       4,209
   Net realized loss from investment............            (21)                      -            (26)                    -
                                                  -------------           -------------  -------------         -------------
   Net increase in net assets resulting
     from operations............................          3,634                   1,468          9,827                 4,209

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income........................         (3,655)                 (1,468)        (9,853)               (4,209)
                                                  -------------           -------------  -------------         -------------

   Total distributions to shareholders..........         (3,655)                 (1,468)        (9,853)               (4,209)

CAPITAL SHARE TRANSACTIONS:
   Shares sold..................................        298,015                 424,872        745,596               632,243
   Shares issued for reinvestment of
    distributions..............................             492                     155          2,271                   591
                                                  -------------           -------------  -------------         -------------
                                                        298,507                 425,027        747,867               632,834
   Shares redeemed..............................       (305,802)               (548,789)      (817,523)           (1,056,706)
                                                  -------------           -------------  -------------         -------------

   Net decrease from capital share transactions.         (7,295)               (123,762)       (69,656)             (423,872)
                                                  -------------           -------------  -------------         -------------
   Net decrease in net assets...................         (7,316)               (123,762)       (69,682)             (423,872)

NET ASSETS:
   Beginning of period..........................        210,202                 333,964        586,958             1,010,830
                                                  -------------           -------------  -------------         -------------
   End of period................................  $     202,886           $     210,202  $     517,276         $     586,958
                                                  =============           =============  =============         =============

TRANSACTIONS IN SHARES:
   Shares sold..................................        298,015                 424,872        745,596               632,243
   Shares issued for reinvestment of
     distributions..............................            492                     155          2,271                   591
   Shares redeemed..............................       (305,802)               (548,789)      (817,523)           (1,056,705)
                                                  -------------           -------------  -------------         -------------
   Net decrease.................................         (7,295)               (123,762)       (69,656)             (423,871)
                                                  =============           =============  =============         =============

See accompanying Notes to Financial Statements.          Continued on next page.

JUNE 30, 2005                                                                 13

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                                 TAX-FREE MONEY MARKET FUND
                                                                                ----------------------------
                                                                                 YEAR ENDED     YEAR ENDED
                                                                                JUNE 30, 2005  JUNE 30, 2004
                                                                                -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income....................................................    $       1,935  $         797
                                                                                -------------  -------------
   Net increase in net assets resulting from operations.....................            1,935            797

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income....................................................           (1,935)          (797)
                                                                                -------------  -------------
   Total distributions to shareholders......................................           (1,935)          (797)

CAPITAL SHARE TRANSACTIONS:
   Shares sold..............................................................          233,487        207,539
   Shares issued for reinvestment of distributions..........................              112             46
                                                                                -------------  -------------
                                                                                      233,599        207,585
   Shares redeemed..........................................................         (232,622)      (257,983)
                                                                                -------------  -------------
   Net increase (decrease) from capital share transactions..................              977        (50,398)
                                                                                -------------  -------------
   Net increase (decrease) in net assets....................................              977        (50,398)

NET ASSETS:
   Beginning of period......................................................          146,131        196,529
                                                                                -------------  -------------
   End of period............................................................    $     147,108  $     146,131
                                                                                =============  =============

TRANSACTIONS IN SHARES:
   Shares sold..............................................................          233,487        207,539
   Shares issued for reinvestment of distributions..........................              112             47
   Shares redeemed..........................................................         (232,622)      (257,983)
                                                                                -------------  -------------
   Net increase (decrease)..................................................              977        (50,397)
                                                                                =============  =============

See accompanying Notes to Financial Statements.

14                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND

                                                               FOR THE PERIODS ENDED JUNE 30,
                                                      2005       2004       2003       2002       2001
                                                    --------   --------   --------   --------   --------
FEDERAL PORTFOLIO
Net asset value, beginning of period..............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
   Income from investment operations:
     Net investment income........................      0.02       0.01       0.01       0.02       0.05
                                                    --------   --------   --------   --------   --------
   Distributions from:
     Net investment income........................     (0.02)     (0.01)     (0.01)     (0.02)     (0.05)
                                                    --------   --------   --------   --------   --------
Net asset value, end of period....................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    ========   ========   ========   ========   ========
Total return......................................      1.69%      0.52%      0.92%      1.91%      5.47%
                                                    ========   ========   ========   ========   ========

Ratios/Supplemental Data
Net assets, end of period (in millions)...........  $    203   $    210   $    334   $    353   $    375
Ratio of expenses to average net assets...........      0.51%      0.51%      0.51%      0.51%      0.51%
Ratio of net investment income to average net
  assets..........................................      1.65%      0.52%      0.91%      1.91%      5.30%

PRIME PORTFOLIO
Net asset value, beginning of period..............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
   Income from investment operations:
     Net investment income........................      0.02       0.01       0.01       0.02       0.05
                                                    --------   --------   --------   --------   --------
   Distributions from:
     Net investment income........................     (0.02)     (0.01)     (0.01)     (0.02)     (0.05)
                                                    --------   --------   --------   --------   --------
Net asset value, end of period....................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    ========   ========   ========   ========   ========
Total return......................................      1.71%      0.54%      0.95%      1.94%      5.52%
                                                    ========   ========   ========   ========   ========

Ratios/Supplemental Data
Net assets, end of period (in millions)...........  $    517   $    587   $  1,011   $    938   $    865
Ratio of expenses to average net assets...........      0.50%      0.51%      0.50%      0.51%      0.50%
Ratio of net investment income to average net
  assets..........................................      1.69%      0.54%      0.94%      1.91%      5.33%

See accompanying Notes to Financial Statements.

JUNE 30, 2005                                                                 15

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TAX-FREE MONEY MARKET FUND

                                                               FOR THE PERIODS ENDED JUNE 30,
                                                      2005       2004       2003       2002       2001
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of period..............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
   Income from investment operations:
     Net investment income........................      0.01          -       0.01       0.01       0.03
                                                    --------   --------   --------   --------   --------
   Distributions from:
     Net investment income........................     (0.01)         -      (0.01)     (0.01)     (0.03)
                                                    --------   --------   --------   --------   --------
Net asset value, end of period....................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    ========   ========   ========   ========   ========
Total return......................................      1.25%      0.42%      0.71%      1.23%      3.25%
                                                    ========   ========   ========   ========   ========

Ratios/Supplemental Data
Net assets, end of period (in millions)...........  $    147   $    146   $    197   $    175   $    146
Ratio of expenses to average net assets...........      0.51%      0.51%      0.51%      0.51%      0.51%
Ratio of net investment income to average net
  assets..........................................      1.24%      0.42%      0.70%      1.19%      3.17%

See accompanying Notes to Financial Statements.

16                                                 UMB SCOUT FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The UMB Scout Money Market Fund - Federal Portfolio (Money Market - Federal Portfolio), UMB Scout Money Market Fund - Prime Portfolio (Money Market - Prime Portfolio) and UMB Scout Tax-Free Money Market Fund (each a "Fund" and collectively the "Funds") are mutual funds offered by UMB Scout Funds, a Delaware statutory trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Funds' investment objectives are as follows:

FUND                                          INVESTMENT OBJECTIVE
----                                          --------------------
Money Market - Federal Portfolio .........    Maximum income consistent with safety of principal and liquidity

Money Market - Prime Portfolio ...........    Maximum income consistent with safety of principal and liquidity

Tax-Free Money Market ....................    Highest level of income exempt from federal income tax consistent with quality and maturity standards

The Funds were previously organized as Maryland corporations. Effective April 1, 2005, shareholders approved the reorganization of these Funds from Maryland corporations (or series thereof) to series of the Trust.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

a) SECURITY VALUATIONS -- Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions are reported on the identified cost basis, which is also used for income tax purposes.

b) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

As of June 30, 2005, the following Funds had net capital loss carryovers:

                                                          MONEY MARKET              TAX-FREE
                                                              FUND                MONEY MARKET
(in thousands)                                           PRIME PORTFOLIO              FUND
--------------                                           ---------------          ------------
For losses expiring June 30,
   2008.........................................           $        --            $         --
   2009.........................................                    --                      --
   2010.........................................                    --                      --
   2011.........................................                     1                      25
                                                           -----------            ------------
Total...........................................           $         1            $         25
                                                           ===========            ============

                                                         Continued on next page.

JUNE 30, 2005                                                                 17

JUNE 30, 2005

      Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

      As of June 30, 2005, Money Market Fund Federal Portfolio and Money Market Fund Prime Portfolio had (in thousands): $21 and $26, respectively, of post-October losses, which are deferred until July 1, 2005 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

c) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

      Accordingly, at June 30, 2005, reclassifications (in thousands) were recorded to decrease capital by $23 and increase net realized gain on investment by $23, for the Tax-Free Money Market Fund.

      For Federal income tax purposes the Tax-Free Money Market Fund designate tax-exempt income dividends of (in thousands): $1,935 for the year ended June 30, 2005.

d) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

e) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

f) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) MANAGEMENT FEES -- Prior to April 1, 2005, the Funds had entered into Management Agreements with Scout Investments Advisors, Inc. (the "Advisor"). Pursuant to the Management Agreements, the Advisor provided or paid the cost of all investment advice and management services required in the normal operation of the Funds. This included investment management, shareholder servicing, custody and directors, legal and independent auditor fees. Not considered normal operating expenses and therefore payable by the Funds were brokerage, interest, taxes, fees and other charges of governments and their agencies, including qualifying the Funds' shares for sale, director and officer insurance policy premiums and extraordinary expenses. Each of the Funds was subject to the following fees under the Management Agreements for the period from July 1, 2004 through March 31, 2005 -- 0.50% of average daily net assets.

18                                                 UMB SCOUT FUNDS ANNUAL REPORT

b) INVESTMENT ADVISORY FEES -- Effective April 1, 2005, the Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with the Advisor. Each of the Funds was subject to the following fees under the Agreement for the period from April 1, 2005, through June 30, 2005:

            Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

            Money Market - Prime Portfolio -- 0.34% of average daily net assets.

c) ADMINISTRATION AND FUND ACCOUNTING FEES -- Effective April 1, 2005, the Trust, on behalf of the Funds, entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from April 1, 2005, through June 30, 2005 -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

d) SHAREHOLDER SERVICING FEES -- Effective April 1, 2005, UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

e) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

f) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.

3. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2005, were as follows:

                                               OTHER THAN
                                             U.S. GOVERNMENT      U.S. GOVERNMENT
(in thousands)                                  SECURITIES           SECURITIES
--------------                               ---------------      ---------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
 Purchases ...........................          $       --          $2,918,695
 Sale/Maturity proceeds ..............          $       --          $2,931,955

MONEY MARKET FUND - PRIME PORTFOLIO:
 Purchases ...........................          $3,656,280          $4,651,104
 Sale/Maturity proceeds ..............          $3,830,566          $4,558,063

TAX-FREE MONEY MARKET FUND:
 Purchases ...........................          $       --          $  690,615
 Sale/Maturity proceeds ..............          $       --          $  691,763

                                                         Continued on next page.

JUNE 30, 2005                                                                 19

JUNE 30, 2005

4. FEDERAL TAX INFORMATION

At June 30, 2005, the cost of securities on a tax basis for federal income tax purposes were as follows:

                                                                           MONEY           MONEY
                                                                          MARKET          MARKET          TAX-FREE
                                                                           FUND            FUND             MONEY
                                                                          FEDERAL          PRIME            MARKET
(in thousands)                                                           PORTFOLIO       PORTFOLIO           FUND
--------------                                                          -----------     -----------      -----------
Cost of securities on a tax basis ..............................        $   202,789     $   516,834      $   146,889
                                                                        ===========     ===========      ===========

The tax character of distributions paid during the fiscal years ended June 30, 2005 and 2004, were as follows:


                                         MONEY MARKET FUND              MONEY MARKET FUND                   TAX-FREE
                                         FEDERAL PORTFOLIO               PRIME PORTFOLIO                MONEY MARKET FUND
                                     ------------------------        ------------------------        ----------------------
                                       YEAR            YEAR            YEAR            YEAR            YEAR          YEAR
                                      ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                     JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,      JUNE 30,
(in thousands)                         2005            2004            2005            2004            2005          2004
--------------                       --------        --------        --------        --------        --------      --------
Distributions paid from:
 Ordinary Income ..............       $3,655          $1,468          $9,853          $4,209          $   --        $   --
                                      ------          ------          ------          ------          ------        ------
Total taxable distributions ...        3,655           1,468           9,853           4,209              --            --
 Exempt interest ..............           --              --              --              --           1,935           797
                                      ------          ------          ------          ------          ------        ------
Total distributions paid ......       $3,655          $1,468          $9,853          $4,209          $1,935        $  797
                                      ======          ======          ======          ======          ======        ======

As of June 30, 2005, the components of accumulated deficit on a tax basis were as follows:

                                                                   MONEY            MONEY
                                                                   MARKET           MARKET          TAX-FREE
                                                                    FUND             FUND            MONEY
                                                                  FEDERAL            PRIME           MARKET
(in thousands)                                                   PORTFOLIO         PORTFOLIO          FUND
--------------                                                   ---------         ---------        --------
Total accumulated deficit ................................        $   (21)          $   (27)          $ (26)
                                                                  =======           =======           =====

5. REORGANIZATION, ELECTION OF DIRECTORS/TRUSTEES, REVISED ADVISORY AGREEMENTS, AND MODIFICATION/RECLASSIFICATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

On March 29, 2005, at special meetings of the shareholders of the UMB Scout Money Market Fund, Inc. and UMB Scout Tax-Free Money Market Fund, Inc., (each a "Corporation") the shareholders voted on numerous proposals. The shareholders of each Corporation approved the election of six individuals to serve on the Board of Directors of each Corporation. The shareholders of each Corporation approved a revised investment advisory agreement. The shareholders of each Corporation approved the modification or reclassification of certain fundamental investment restrictions and the redesignation of the Funds' investment objectives from fundamental to non-fundamental. The shareholders of each Corporation approved the redesignation of certain investment policies from fundamental to non-fundamental. The shareholders of each Corporation approved a Plan of Reorganization, pursuant to which each Corporation would be reorganized as a separate series of the Trust. The changes approved by the shareholders of each Corporation, as described above, became effective for the corresponding series of the Trust after the reorganization.



20                                                 UMB SCOUT FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            AUDIT COMMITTEE, BOARD OF DIRECTORS AND SHAREHOLDERS
             UMB SCOUT MONEY MARKET FUND (FEDERAL AND PRIME PORTFOLIOS) UMB SCOUT TAX-FREE MONEY MARKET FUND
            KANSAS CITY, MISSOURI

            We have audited the accompanying statements of assets and liabilities of the UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund (two of the eight funds comprising the UMB Scout Funds, hereafter referred to as "the Funds"), including the schedules of investments, as of June 30, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund as of June 30, 2005, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

            BKD, LLP

            Houston, Texas
            July 21, 2005

JUNE 30, 2005                                                                 21

EXPENSE EXAMPLE (UNAUDITED)

JUNE 30, 2005

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                                                                                    EXPENSES
                                                          BEGINNING           ENDING                               PAID DURING
                                                           ACCOUNT            ACCOUNT            ANNUALIZED           PERIOD
                                                            VALUE              VALUE               EXPENSE            1/1/05-
FUND                                                       1/1/05             6/30/05               RATIO            6/30/05*
----                                                     ----------          ---------           ----------        -----------
UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO
 Actual ........................................          $1,000.00          $1,011.00             0.5054%          $    2.52
 Hypothetical ..................................           1,000.00           1,022.49             0.5054%               2.53

UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO
 Actual ........................................           1,000.00           1,011.10             0.5029%               2.51
 Hypothetical ..................................           1,000.00           1,022.51             0.5029%               2.52

UMB SCOUT TAX-FREE MONEY MARKET FUND
 Actual ........................................           1,000.00           1,008.20             0.5068%               2.52
 Hypothetical ..................................           1,000.00           1,022.49             0.5068%               2.54

*Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent Fiscal half-year 181/365 (to reflect the half-year period).

22                                                 UMB SCOUT FUNDS ANNUAL REPORT

RESULTS OF THE SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

UMB SCOUT MONEY MARKET FUND, INC.

A special meeting of the shareholders of UMB Scout Money Market Fund - Federal Portfolio ("Money Market Fund - Federal Portfolio") and UMB Scout Money Market Fund - Prime Portfolio ("Money Market Fund - Prime Portfolio"), each a series of UMB Scout Money Market Fund, Inc., was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                                                  AFFIRMATIVE            WITHHELD              TOTAL
-------                                                ---------------       -------------       ---------------
William E. Hoffman, D.D.S. ......................      541,973,186.710       4,386,331.090       546,359,517.800
Eric T. Jager ...................................      542,400,356.230       3,959,161.570       546,359,517.800
Stephen H. Rose .................................      541,087,758.890       5,271,758.910       546,359,517.800
Stuart Wien .....................................      542,269,091.140       4,090,426.660       546,359,517.800
Andrea F. Bielsker ..............................      542,383,075.710       3,976,442.090       546,359,517.800
William B. Greiner ..............................      542,016,734.710       4,342,783.090       546,359,517.800

2. To approve an Agreement and Plan of Reorganization, pursuant to which each Fund, which are series of a Maryland corporation, would be reorganized as a separate series of the Trust.

FUND                                          AFFIRMATIVE        AGAINST          ABSTAIN       BROKER NON-VOTES        TOTAL
----                                        ---------------   -------------    -------------    ----------------   ---------------
Money Market Fund - Federal Portfolio ..    117,491,595.270     577,440.970    1,414,859.750      13,200,771.000   132,684,666.990
Money Market Fund - Prime Portfolio ....    343,582,794.900   2,580,434.280    3,692,317.630      63,819,304.000   413,674,850.810

3. To approve a new investment advisory agreement for each Fund.

FUND                                          AFFIRMATIVE        AGAINST          ABSTAIN      BROKER NON-VOTES         TOTAL
----                                        ---------------   -------------    -------------   ----------------    ---------------
Money Market Fund - Federal Portfolio ...   130,541,584.950     634,823.290    1,508,258.750         0.000         132,684,666.990
Money Market Fund - Prime Portfolio .....   407,178,881.270   2,536,818.770    3,959,150.770         0.000         413,674,850.810

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                    MONEY MARKET FUND     AFFIRMATIVE         AGAINST         ABSTAIN      BROKER NON-VOTES       TOTAL
------                    -----------------   ---------------    -------------   -------------   ----------------  ---------------
(4A) Senior securities    Federal Portfolio   116,459,382.320      799,767.070   2,224,746.600    13,200,771.000   132,684,666.990
     and borrowing        Prime Portfolio     343,148,273.140    2,936,924.290   3,770,349.380    63,819,304.000   413,674,850.810
(4B) Underwriting         Federal Portfolio   116,465,543.420      835,462.970   2,182,889.600    13,200,771.000   132,684,666.990
     securities           Prime Portfolio     343,380,454.980    2,461,895.240   4,013,196.590    63,819,304.000   413,674,850.810
(4C) Real estate          Federal Portfolio   113,013,186.310    4,203,391.970   2,267,317.710    13,200,771.000   132,684,666.990
                          Prime Portfolio     343,029,673.020    2,761,209.110   4,064,664.680    63,819,304.000   413,674,850.810
(4D) Lending              Federal Portfolio   116,657,154.070      604,401.210   2,222,340.710    13,200,771.000   132,684,666.990
                          Prime Portfolio     343,002,370.280    3,036,885.970   3,816,290.560    63,819,304.000   413,674,850.810
(4E) Concentration        Federal Portfolio   116,594,536.070      620,409.210   2,268,950.710    13,200,771.000   132,684,666.990
     of investments       Prime Portfolio     342,808,227.030    3,321,814.200   3,725,505.580    63,819,304.000   413,674,850.810
(4F) Commodities          Federal Portfolio   116,236,040.180      959,557.210   2,288,298.600    13,200,771.000   132,684,666.990
                          Prime Portfolio     342,962,577.050    3,134,646.280   3,758,323.480    63,819,304.000   413,674,850.810
(4G) Reclassification of  Federal Portfolio   113,009,429.290    4,130,218.450   2,344,248.250    13,200,771.000   132,684,666.990
     certain fundamental  Prime Portfolio     342,887,015.570    3,217,562.320   3,750,968.920    63,819,304.000   413,674,850.810
     restrictions as
     non-fundamental

JUNE 30, 2005                                                                 23

5. To approve the redesignation of certain of the Funds' investment objectives from fundamental to non-fundamental.

FUND                                        AFFIRMATIVE         AGAINST          ABSTAIN      BROKER NON-VOTES        TOTAL
----                                      ---------------   --------------    -------------   ----------------   ---------------
Money Market Fund - Federal Portfolio ..  110,150,821.450    7,287,358.890    2,045,715.650    13,200,771.000    132,684,666.990
Money Market Fund - Prime Portfolio ....  330,590,496.050   15,699,408.180    3,565,642.580    63,819,304.000    413,674,850.810

6. To approve the redesignation of certain of the Funds' investment policies from fundamental to non-fundamental.

FUND                                        AFFIRMATIVE         AGAINST           ABSTAIN      BROKER NON-VOTES        TOTAL
----                                      ---------------   --------------     -------------   ----------------   ---------------
Money Market Fund - Federal Portfolio ..  110,296,538.450    7,133,168.890     2,054,188.650    13,200,771.000    132,684,666.990
Money Market Fund - Prime Portfolio ....  330,981,828.730   15,304,136.010     3,569,582.070    63,819,304.000    413,674,850.810

UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.

A special meeting of the shareholders of the UMB Scout Tax-Free Money Market Fund, Inc. was held on March 29, 2005.

The matters voted on by the shareholders of record as of January 31, 2005, and the results of the vote at the shareholder meeting held March 29, 2005, were as follows:

1. To approve the election of each of the six individuals nominated to serve on the Board.

NOMINEE                                                AFFIRMATIVE            WITHHELD               TOTAL
-------                                              ---------------        -----------         ---------------
William E. Hoffman, D.D.S......................      102,802,074.030        264,065.910         103,066,139.940
Eric T. Jager .................................      102,802,074.030        264,065.910         103,066,139.940
Stephen H. Rose ...............................      102,733,476.030        332,663.910         103,066,139.940
Stuart Wien ...................................      102,802,074.030        264,065.910         103,066,139.940
Andrea F. Bielsker ............................      102,802,074.030        264,065.910         103,066,139.940
William B. Greiner ............................      102,802,074.030        264,065.910         103,066,139.940

2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, organized as a Maryland corporation, would be reorganized as a separate series of the Trust.

FUND                                          AFFIRMATIVE         AGAINST         ABSTAIN     BROKER NON-VOTES        TOTAL
----                                         --------------    -------------    -----------   ----------------   ---------------
Tax-Free Money Market Fund ..............    98,219,583.030    2,410,393.910    244,694.000     2,191,469.000    103,066,139.940

3. To approve a new investment advisory agreement for the Fund.

FUND                                           AFFIRMATIVE         AGAINST        ABSTAIN     BROKER NON-VOTES          TOTAL
----                                         ---------------   -------------    -----------   ----------------     ---------------
Tax-Free Money Market Fund ..............    100,452,501.090   2,368,944.850    244,694.000         0.000          103,066,139.940



24                                                 UMB SCOUT FUNDS ANNUAL REPORT

4. To approve the modification or reclassification of certain fundamental investment restrictions relating to:

MATTER                          MONEY MARKET FUND    AFFIRMATIVE        AGAINST        ABSTAIN     BROKER NON-VOTES       TOTAL
------                          -----------------   --------------   -------------   -----------   ----------------  ---------------
(4A) Senior securities          Tax-Free MM Fund    98,089,032.510   2,495,056.850   290,581.580     2,191,469.000   103,066,139.940
     and borrowing
(4B) Underwriting               Tax-Free MM Fund    98,089,133.420   2,368,843.940   416,693.580     2,191,469.000   103,066,139.940
     securities
(4C) Real estate                Tax-Free MM Fund    98,089,133.420   2,494,955.940   290,581.580     2,191,469.000   103,066,139.940
(4D) Lending                    Tax-Free MM Fund    98,089,133.420   2,368,843.940   416,693.580     2,191,469.000   103,066,139.940
(4E) Concentration              Tax-Free MM Fund    98,089,133.420   2,494,955.940   290,581.580     2,191,469.000   103,066,139.940
     of investments
(4F) Commodities                Tax-Free MM Fund    98,089,032.510   2,368,944.850   416,693.580     2,191,469.000   103,066,139.940
(4G) Reclassification           Tax-Free MM Fund    98,070,284.420   2,368,843.940   435,542.580     2,191,469.000   103,066,139.940
     of certain fundamental
     restrictions as
     non-fundamental

5. To approve the redesignation of certain investment objectives from fundamental to non-fundamental.

FUND                                           AFFIRMATIVE        AGAINST         ABSTAIN     BROKER NON-VOTES        TOTAL
----                                         --------------    -------------    -----------   ----------------   ---------------
Tax-Free Money Market Fund ..........        97,879,183.030    2,750,793.910    244,694.000     2,191,469.000    103,066,139.940

6. To approve the redesignation of certain investment policies from fundamental to non-fundamental.

FUND                                           AFFIRMATIVE        AGAINST         ABSTAIN     BROKER NON-VOTES        TOTAL
----                                         --------------    -------------    -----------   ----------------   ---------------
Tax-Free Money Market Fund ............      97,963,081.030    2,648,046.910    263,543.000     2,191,469.000    103,066,139.940

JUNE 30, 2005                                                                 25

TRUSTEES AND OFFICERS

                                                                                                      NUMBER OF
                                               TERM OF OFFICE                                        PORTFOLIOS
                                POSITION(S)     AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN COMPLEX  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND     TIME SERVED             DURING PAST 5 YEARS          OVERSEEN     HELD BY DIRECTOR
---------------------         --------------  -----------------  ---------------------------------   ----------  -------------------
Andrea F. Bielsker            Trustee         Indefinite, until  Senior Vice President,                  9       None
1010 Grand Boulevard                          successor elected  Finance, Chief Financial
Kansas City, Missouri 64106                                      Officer and Treasurer from
Age: 46                                       Served as          2002 to 2005; Vice President,
                                              a Trustee          Finance, Chief Financial
                                              since 2005         Officer and Treasurer
                                                                 from 2001 to 2002; Vice
                                                                 President, Finance and
                                                                 Treasurer from 2000 to
                                                                 2001, Great Plains Energy
                                                                 (Kansas City Power and Light
                                                                 prior to October 2001)

William B. Greiner*           Trustee         Indefinite, until  Chief Investment Officer,               9       None
1010 Grand Boulevard                          successor elected  UMB Bank, n.a. and Scout
Kansas City, Missouri 64106                                      Investment Advisors, Inc.
Age: 51                                       Served as          since 2004; from 2003 to
                                              a Trustee          2004 managed private
                                              since 2005         accounts at True North.
                                                                 Prior to 2003, Chief
                                                                 Investment Officer, UMB
                                                                 Bank, n.a. and Chairman
                                                                 of Scout Investment Advisors,
                                                                 Inc. since its inception in 2001.

Dr. William E. Hoffman        Trustee         Indefinite, until  Orthodontist                            9       None
1010 Grand Boulevard                          successor elected
Kansas City, Missouri 64106
Age: 66                                       Served as
                                              a Trustee
                                              since 1982

Eric T. Jager                 Trustee         Indefinite, until  President, Windcrest                    9       Nygaard Corporation
1010 Grand Boulevard                          successor elected  Investment Management,
Kansas City, Missouri 64106                                      Inc.; Executive
Age: 62                                       Served as          Vice President - Investments,
                                              a Trustee          Bartlett and Company
                                              since 1987

Stephen F. Rose               Chair, Trustee  Indefinite, until  Chairman, Sun                           9       None
1010 Grand Boulevard                          successor elected  Publications, Inc.
Kansas City, Missouri 64106
Age: 57                                       Served as Chair
                                              since 2005;
                                              Trustee
                                              since 1989

*Mr. Greiner is considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investment Advisors, Inc., the Funds' investment advisor.

 The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 800-996-2862.

26                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                                                     NUMBER OF
                                                TERM OF OFFICE                                       PORTFOLIOS
                                POSITION(S)      AND LENGTH OF          PRINCIPAL OCCUPATION(S)      IN COMPLEX  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND      TIME SERVED             DURING PAST 5 YEARS         OVERSEEN     HELD BY DIRECTOR
---------------------         --------------  -------------------    -----------------------------   ----------  -------------------
Stuart L. Wien                Trustee         Indefinite, until      Retired, formerly Chairman      9           None
1010 Grand Boulevard                          successor elected      of the Board, Milgram Food
Kansas City, Missouri 64106                                          Stores, Inc.
Age: 81                                       Served as a
                                              Trustee
                                              since 1982

Gary W. DiCenzo               President       Indefinite, until      Executive Vice President,       N/A         N/A
1010 Grand Boulevard                          successor elected      UMB Bank, n.a. since 2004.
Kansas City, Missouri 64106                                          From 2003 to 2004, Senior
Age: 41                                       Served as              Vice President, UMB Bank,
                                              President              n.a. Prior to 2003, Vice
                                              since 2005; Vice       President, Driehaus Capital
                                              President since        Management
                                              2004

James L. Moffett              Principal       Indefinite, until      Executive Vice President,       N/A         N/A
1010 Grand Boulevard          Executive       successor elected      UMB Bank, n.a. and
Kansas City, Missouri 64106   Officer                                Chairman, Scout Investment
Age: 64                                       Served as a            Advisors, Inc. since 2001.
                                              Principal              Lead manager of UMB Scout
                                              Executive Officer      Stock and WorldWide Funds
                                              since 2003

Barbara J. Demmer             Secretary       Indefinite, until      Client Manager, UMB Fund        N/A         N/A
1010 Grand Boulevard          and Assistant   successor elected      Services, Inc.
Kansas City, Missouri 64106   Treasurer
Age: 48                                       Served as
                                              Secretary and
                                              Assistant
                                              Treasurer since
                                              2001 and 2005,
                                              respectively

C. Warren Green               Treasurer and   Indefinite, until      Vice President and Chief        N/A         N/A
1010 Grand Boulevard          Principal       successor elected      Financial Officer, Asset
Kansas City, Missouri 64106   Financial                              Management Division,
Age: 46                       Officer         Served as              UMB Bank, n.a.
                                              Treasurer and
                                              Principal Financial
                                              Officer since
                                              2005

Bradley S. Kastler            Chief           Indefinite, until      Vice President and Director     N/A         N/A
1010 Grand Boulevard          Compliance      successor elected      of Financial Services
Kansas City, Missouri 64106   Officer                                Compliance since 2004;
Age: 42                                       Served as Chief        from 2001 to 2004, Vice
                                              Compliance             President and Financial
                                              Officer since 2004     Services Audit Director,
                                                                     UMB Financial Corporation.
                                                                     Prior to 2001, trust examiner
                                                                     with the Comptroller of
                                                                     the Currency.

JUNE 30, 2005                                                                 27

                      This page left blank intentionally.







































28                                                 UMB SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, will be available without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange
                                  Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on
     Form N-Q. Each Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at www.sec.gov.

This report has been prepared for the information of the Shareholders of the UMB Scout Money Market Fund and the UMB Scout Tax-Free Money Market Fund and is not
           to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                            Scout Funds prospectus.

   The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMB Bank, n.a.

INVESTMENT ADVISOR
    Scout Investment Advisors, Inc.
    Kansas City, Missouri

AUDITORS
    BKD, LLP
    Houston, Texas

LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young, LLP
    Philadelphia, Pennsylvania

CUSTODIAN
    UMB Bank, n.a.
    Kansas City, Missouri

DISTRIBUTOR
    UMB Distribution Services, LLC
    Milwaukee, Wisconsin

TRANSFER AGENT
    UMB Fund Services, Inc.
    Milwaukee, Wisconsin

     [UMB SCOUT FUNDS LOGO]
         P.O. Box 1241
    Milwaukee, WI 53201-1241

    TOLL FREE 800-996-2862

      umbscoutfunds.com

"UMB,""Scout" and the Scout design are registered service marks of UMB Financial Corporation.

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code"), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board has determined that Ms. Andrea Bielsker possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's audit committee and designated Ms. Bielsker as the "audit committee financial expert." Ms. Bielsker is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for Registrant.
         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

         Fiscal year ended June 30, 2005             $ 92,800
         Fiscal year ended June 30, 2004             $ 30,286

The Audit Fees paid by the Registrant for the 2004 fiscal year relate to the four series of the Registrant in effect at that time. During the 2005 fiscal year, three of the four series of the Registrant were liquidated. In addition, during the 2005 fiscal year the Registrant established eight new series (UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund), which acquired the assets of funds that filed under different registrants. The aggregate 2004 Audit Fees of the former registrants of the eight new series were $68,142. The Audit Fees disclosed by the Registrant for the 2005 fiscal year relate to the nine current series of the Registrant.

 (b) Audit-Related Fees for Registrant.
         The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

         Fiscal year ended June 30, 2005             $   26,000
         Fiscal year ended June 30, 2004             $    4,143

The Audit-Related Fees/Tax Fees] paid by the Registrant for the 2004 fiscal year relate to the four series of the Registrant in effect at that time. During the 2005 fiscal year, three of the four series of the Registrant were liquidated. In addition, during the 2005 fiscal year the Registrant established eight new series (UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund), which acquired the assets of funds that filed under different registrants. The aggregate 2004 Audit-Related Fees of the former registrants of the eight new series were $9,321. The Audit-Related Fees disclosed by the Registrant for the 2005 fiscal year relate to the nine current series of the Registrant.

(c) Tax Fees for Registrant.
         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant's tax returns are as follows:

         Fiscal year ended June 30, 2005             $    3,700
         Fiscal year ended June 30, 2004             $    1,400

The Tax Fees paid by the Registrant for the 2004 fiscal year relate to the four series of the Registrant in effect at that time. During the 2005 fiscal year, three of the four series of the Registrant were liquidated. In addition, during the 2005 fiscal year the Registrant established eight new series (UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund), which acquired the assets of funds that filed under different registrants. The aggregate 2004 Tax Fees of the former registrants of the eight new series were $3,150. The Tax Fees disclosed by the Registrant for the 2005 fiscal year relate to the nine current series of the Registrant.

(d) All Other Fees.
         None.

(e)
         (1) The Registrant's Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

         (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b)      Not applicable.
                  (c)      Not applicable.
                  (d)      Not applicable.

(f) None.

(g) Non-Audit Fees Billed for Registrant
         Tax Return Review Services for Registrant:

                  Fiscal year ended June 30, 2005             $    3,700
                  Fiscal year ended June 30, 2004             $    1,400

The Tax Fees paid by the Registrant for the 2004 fiscal year relate to the four series of the Registrant in effect at that time. During the 2005 fiscal year, three of the four series of the Registrant were liquidated. In addition, during the 2005 fiscal year the Registrant established eight new series (UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout WorldWide Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund), which acquired the assets of funds that filed under different registrants. The aggregate 2004 Tax Fees of the former registrants of the eight new series were $3,150. The Tax Fees disclosed by the Registrant for the 2005 fiscal year relate to the nine current series of the Registrant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1) Code of Ethics as required by Item 2. Filed as an attachment to this filing.

     (2) Certifications required pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UMB Scout Funds

/s/ James L. Moffett
------------------------------
James L. Moffett
Principal Executive Officer
September 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
------------------------------
James L. Moffett
Principal Executive Officer
September 1, 2005

/s/ C. Warren Green
------------------------------
C. Warren Green
Principal Financial Officer
September 1, 2005